---------------------
 ANNUAL
---------------------
 REPORT
---------------------
 EQUITY
---------------------
 FUNDS
---------------------

Balanced Fund

Diversified Equity
Income Fund

Equity Index Fund

Equity Value Fund

Growth Fund

International Equity Fund

Small Cap Fund

MARCH 31, 1998

                                                               TABLE OF CONTENTS
LETTER TO SHAREHOLDERS                                                         1

INVESTMENT ADVISER Q & A

  Balanced Fund                                                                3

  Diversified Equity Income Fund                                               9

  Equity Index Fund                                                           15

  Equity Value Fund                                                           19

  Growth Fund                                                                 25

  International Equity Fund                                                   30

  Small Cap Fund                                                              35

PORTFOLIOS OF INVESTMENTS

  Balanced Fund                                                               41

  Diversified Equity Income Fund                                              47

  Equity Index Fund                                                           52

  Equity Value Fund                                                           67

  Growth Fund                                                                 73

  International Equity Fund                                                   79

  Small Cap Fund                                                              84

STAGECOACH FUNDS

  Statement of Assets and Liabilities                                         90

  Statement of Operations                                                     92

  Statements of Changes in Net Assets                                         94

  Financial Highlights                                                       100

  Notes to Financial Statements                                              115

  Independent Auditors' Report                                               132

LIST OF ABBREVIATIONS                                                        133

PROXY VOTING RESULTS                                                         134
 STAGECOACH FUNDS:
 -------------------------------------------------------------------------

- ARE NOT FDIC INSURED
- ARE NOT GUARANTEED BY WELLS FARGO BANK            [NO FDIC]
- ARE NOT DEPOSITS OR OBLIGATIONS OF WELLS FARGO
  BANK
- INVOLVE INVESTMENT RISK, INCLUDING POSSIBLE LOSS
  OF PRINCIPAL

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ii

                                                          LETTER TO SHAREHOLDERS

------------------
TO OUR SHAREHOLDERS:
Thank you for your investment with the Stagecoach Funds.

The Annual and Semi-Annual Reports provide us with an opportunity to speak directly to you. This year, we are pleased to announce strong returns in the investment markets and a continued commitment to improving the Stagecoach Funds to better serve you.

A review of three key indexes shows that returns for the period from April 1, 1997 through March 31, 1998 have been strong. Equities, as measured by the S&P 500 Index, returned 47.96%. Bonds, as measured by the Lehman Brothers Long Government Bond Index, returned 20.71%. Money market funds, as measured by the IBC/Donoghue Money Market Average, returned 4.89%.

Among the key drivers of these returns were strong corporate earnings, high investor confidence and a positive inflation picture. The Federal Open Market Committee of the Federal Reserve Board raised the federal funds target rate by 0.25% before the beginning of the reporting period. This was interpreted by investors as a sign that the Fed was going to remain vigilant against inflation, and long-term interest rates declined as a result, boosting the bond market. The U.S. economy had been growing at a steady pace and inflationary pressures have remained in check.

There is no guarantee that this positive environment will continue unabated, although we remain optimistic about the long-term investment picture. We believe that an understanding of the historical returns for the various asset classes, as well as a realistic appraisal of the risks involved in investing, can help you earn the financial growth you need to meet your goals. We are confident that a carefully considered long-term plan can help you through short-term uncertainty.

Our goal is to present a Family of Funds able to meet the increasingly sophisticated needs of our investors. We are committed to reviewing the investment options we offer shareholders. Stagecoach Funds has introduced the Corporate Bond Fund and the Strategic Income Fund. We have also proposed the consolidation of two Funds with similar investment objectives, the Intermediate Bond and the Short-Intermediate U.S. Government Income Funds. These changes follow the consolidation of the Overland Express and Stagecoach Fund families and the introduction of our new "Plain English" prospectus and represent part of our ongoing effort to meet your needs.

                                                           ---------------------

LETTER TO SHAREHOLDERS

The following pages provide commentary from the Portfolio Managers designed to give you a clearer understanding of the returns earned over the period, the investment policies pursued and what you can expect from your Funds. Please discuss any questions you may have with your financial consultant.

We look forward to learning how we can better serve you in the future.

STAGECOACH FUNDS
MAY 1998

THE "S&P 500 INDEX" IS A TRADEMARK OF STANDARD AND POOR'S CORPORATION. THE S&P 500 INDEX IS AN UNMANAGED INDEX OF 500 WIDELY HELD COMMON STOCKS REPRESENTING, AMONG OTHERS, INDUSTRIAL, FINANCIAL, UTILITY AND TRANSPORTATION COMPANIES LISTED OR TRADED ON NATIONAL EXCHANGES OR OVER-THE-COUNTER MARKETS. THE LEHMAN BROTHERS LONG GOVERNMENT BOND INDEX IS AN UNMANAGED INDEX COMPOSED OF U.S. TREASURY BONDS WITH 20-YEAR OR LONGER MATURITIES. THE IBC/DONOGHUE MONEY MARKET AVERAGE IS AN AVERAGE OF 700 TAXABLE MONEY MARKET FUNDS.

---------------------
2

                                                                   BALANCED FUND

--------------------
INVESTMENT ADVISER Q&A
WHAT WAS THE TOTAL RETURN FOR THE FUND FOR THE YEAR ENDED MARCH 31, 1998?

Class A shares of the Fund recorded a 27.49% total return for the period exclusive of sales load. See the "Performance at a Glance" table for the total returns for other share classes.

WHAT DROVE RETURNS FOR THE EQUITY PORTION OF THE PORTFOLIO?

The keys to the return for the equity portion of the portfolio have been stock selection based on attention to underlying fundamentals and patience while waiting for positive catalysts to have their effect on the stock's price. There are several examples of how a catalyst can have a positive effect on stocks in the portfolio. The merger of Alco and Alumax drove Alco's stock price from around $35 to $45 in a single day. Another holding, Cabot Corp, introduced a new product that caused the stock price to increase from nearly $20 to $30. These were examples of solid companies that fit our criteria and that we held on to until the catalysts and other market forces raised the price. Certain selected industries performed well, including specialty chemicals, banks and financial services companies. Two HMO stocks, Foundation Health and Cigna also performed well. Consolidations in these industries, combined with our focus on undervalued companies with strong management and potentially good catalysts, helped the Fund earn good returns even in an environment where investors seemed to favor large company growth stocks.

HOW DO STOCKS BECOME UNDERVALUED?

Wall Street often reacts to momentum. Many investors buy any stock that is suddenly popular and sell any stock that has fallen out of favor, regardless of the stock's underlying fundamentals. This often overwhelms a stock's natural liquidity. A particular stock may have a natural liquidity of 10,000 shares a day. That means that 10,000 shares can change hands easily without unduly affecting the price. There may be 20 or 30 investors who hold more than 10,000 shares. A negative surprise, such as an earnings disappointment, may cause a significant number of those 20 or 30 investors to sell their shares within a short period, overwhelming the natural liquidity of the stock and driving the price down. This creates a short-term misvaluation in which the stock price is undervalued relative to the intrinsic value or the underlying asset value of the company.

                                                           ---------------------

BALANCED FUND

HOW DO YOU FIND UNDERVALUED STOCKS?

We look primarily for stocks with low price-to-earnings or low price-to-book ratios. We also want to know if the company's stock is still declining, in other words, is all the sentiment about the stock negative, or have one or two analysts turned bullish? The analysts may have discovered a catalyst that could turn the stock around. At this point, we talk to the company's management. We want to know if management has equity incentives. If we find a compelling valuation after the stock has fallen out of favor, it provides us with an opportunity to accumulate it inexpensively. In the value approach, the ambition is to own the stock before the rest of Wall Street recognizes the stock's value and drives the price higher.

DESCRIBE THE QUANTITATIVE STEPS YOU USE IN IDENTIFYING STOCKS?

We typically take the universe of 8,600 stocks and eliminate stocks with a market cap of less than $2 billion. The market cap is determined by multiplying the current share price by the total number of outstanding shares of stock. According to the prospectus, we can buy stock with cap values of less than $1 billion, but we typically do not. Then we narrow the field down further by looking at the 20% with the lowest price-to-book or price-to-earnings ratios, which leaves us with approximately 350 names. Next, we look for companies where the earnings estimates have started to rise or where the latest earnings surprise after several negative surprises has been positive. That narrows the field to 85 or 90 names. Then the process becomes more qualitative. We rank the candidates on an informal but rigorous risk and return basis from the best to the worst and try to buy the ones that we think are best. Typically, we hold 45 to 60 issues in the portfolio.

DOES SECTOR ANALYSIS HAVE MUCH OF A ROLE, ESPECIALLY WHEN YOU GET DOWN TO THE FINAL 85 OR 90 CANDIDATES?

Yes, sector analysis does come into play during the final step. Once we have the final list of candidates ranked, we look at the sector breakdown of the S&P 500 and the Russell 1000 Value Indexes to be sure that we have not favored any sector too much. We may double the sector weighting of the benchmark, but we do not want to make large sector gambles. For example, if 45 out of the 85 names on the list are in the financial sector, we will pick the best 20% of the financial stocks on the list. We will fill out the portfolio with other non-financial names from the list so that we have some diversification. This is not intended to be a sector fund, but rather a diversified portfolio.

---------------------
4

                                                                   BALANCED FUND

WHAT DROVE RETURNS FOR THE BOND PORTION?

The most significant factor driving total returns has been that long-term yields have declined. Declining yields generally increase bond prices. In March 1997, the Federal Reserve did raise the federal funds target rate by 25 basis points (or 0.25%), but this was eventually accepted as a sign that inflation, which is the primary influence on long-term rates, was going to remain in check. As a result, after a brief increase, long-term yields began drifting downward. Yields in the five-year range were as high as 6.70% early in the period, closed 1997 at 5.66% and remained in a narrow range for the remainder of the period. Another positive factor during the second half of the period was spread changes. Spreads measure the difference in yields between corporate bonds and Treasury bonds. If corporate spreads narrow, this means that corporate yields are declining and corporate bond prices are increasing. As of October 1997, corporate spreads had actually widened following the Asian crisis but narrowed for the remainder of the period.

HOW DID THE ALLOCATION CHANGE?

Before discussing the allocation, shareholders need to keep in mind that the Balanced Fund is a conservative way of participating in the equity market. The stock selection process used in the equity portfolio is generally more conservative than, for example, a growth fund. Also, the prospectus mandates that at least 30% of the portfolio must be invested in bonds to cushion any equity market downturn. Generally, the stock and bond markets will react in the opposite direction -- that is when stock prices go up, bond prices tend to go down and vice versa. During this period, both parts of the portfolio did well. The S&P 500 Index reached record valuations during the period and some extra caution was warranted. Therefore, the allocation remained in the range of 60% stocks and 40% bonds.

                                                           ---------------------

BALANCED FUND

---------------------
PERFORMANCE AT A GLANCE
CLASS A SHARE PERFORMANCE AS OF 3/31/98
--------------------------------------------------------------------------------

                                                                                SINCE 7/2/90
AVERAGE ANNUAL TOTAL RETURNS                  1 YEAR     3 YEAR     5 YEAR      INCEPTION
--------------------------------------------------------------------------------------------
With Maximum 5.25% Sales Charge               20.75%     16.55%     11.91%      12.34%
--------------------------------------------------------------------------------------------
Without Sales Charge                          27.49%     18.66%     13.12%      13.12%
--------------------------------------------------------------------------------------------

CLASS B SHARE PERFORMANCE AS OF 3/31/98
--------------------------------------------------------------------------------

                                                                                SINCE 7/2/90
AVERAGE ANNUAL TOTAL RETURNS                  1 YEAR     3 YEAR     5 YEAR      INCEPTION
--------------------------------------------------------------------------------------------
With Maximum Contingent Deferred Sales
Charge(1)                                     21.64%     17.13%     12.10%      12.35%
--------------------------------------------------------------------------------------------
Without Sales Charge                          26.64%     17.85%     12.35%      12.35%
--------------------------------------------------------------------------------------------
(1)Assumes 3/31/98 Redemption

INSTITUTIONAL CLASS SHARE PERFORMANCE AS OF 3/31/98
--------------------------------------------------------------------------------

                                                                                SINCE 7/2/90
AVERAGE ANNUAL TOTAL RETURNS                  1 YEAR     3 YEAR     5 YEAR      INCEPTION
--------------------------------------------------------------------------------------------
This Fund has no Sales Charge                 27.67%     18.86%     13.24%      13.20%
--------------------------------------------------------------------------------------------

Performance shown for the Class A shares of the Stagecoach Balanced Fund for periods prior to September 6, 1996 reflects performance of the Investor shares of the Pacifica Balanced Fund, a predecessor portfolio with the same investment objective and policies as the Stagecoach Balanced Fund. Performance shown or advertised for the Class B and Institutional Class shares of the Stagecoach Balanced Fund for periods prior to September 6, 1996 reflects performance of the Investor shares of the predecessor portfolio, with expenses of the Investor shares adjusted to reflect Class B and Institutional Class sales charges and expenses, respectively.

Average annual total returns represent the average annual change in value of an investment over the indicated periods assuming reinvestment of dividends and capital gains distributions. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Figures quoted represent past performance, which is no guarantee of future results.

The Fund's manager has voluntarily waived portions of its fees or has reimbursed expenses to the Fund, which has reduced operating expenses for shareholders. Without this reduction, the Fund's returns would have been lower.

---------------------
6

                                                                   BALANCED FUND

--------------------------
GROWTH OF A $10,000 INVESTMENT

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            STAGECOACH BALANCED      S&P      LEHMAN BROS GOVT/       STAGECOACH BALANCED
                                                                    FUND INSTITUTIONAL CLASS
            FUND CLASS A SHARES   500 INDEX    CORP BOND INDEX               SHARES
Inception                 $9,475     $10,000             $10,000                       $10,000
7/31/90                   $9,513      $9,968             $10,124                       $10,040
8/31/90                   $9,153      $9,067              $9,977                        $9,660
9/30/90                   $9,001      $8,626             $10,060                        $9,500
10/31/90                  $9,002      $8,589             $10,193                        $9,501
11/30/90                  $9,395      $9,144             $10,415                        $9,916
12/31/90                  $9,612      $9,399             $10,572                       $10,145
1/31/91                   $9,837      $9,808             $10,691                       $10,382
2/28/91                  $10,217     $10,510             $10,783                       $10,783
3/31/91                  $10,393     $10,764             $10,857                       $10,969
4/30/91                  $10,373     $10,790             $10,982                       $10,948
5/31/91                  $10,590     $11,255             $11,032                       $11,177
6/30/91                  $10,304     $10,740             $11,020                       $10,875
7/31/91                  $10,613     $11,240             $11,158                       $11,201
8/31/91                  $10,852     $11,506             $11,415                       $11,453
9/30/91                  $10,872     $11,314             $11,653                       $11,474
10/31/91                 $10,983     $11,466             $11,757                       $11,591
11/30/91                 $10,640     $11,004             $11,874                       $11,230
12/31/91                 $11,393     $12,262             $12,275                       $12,024
1/31/92                  $11,444     $12,034             $12,093                       $12,079
2/29/92                  $11,610     $12,190             $12,157                       $12,253
3/31/92                  $11,475     $11,953             $12,090                       $12,111
4/30/92                  $11,693     $12,304             $12,163                       $12,341
5/31/92                  $11,662     $12,364             $12,399                       $12,308
6/30/92                  $11,570     $12,180             $12,580                       $12,211
7/31/92                  $11,895     $12,678             $12,902                       $12,555
8/31/92                  $11,675     $12,418             $13,017                       $12,322
9/30/92                  $11,854     $12,564             $13,195                       $12,511
10/31/92                 $11,875     $12,607             $12,993                       $12,533
11/30/92                 $12,172     $13,037             $12,981                       $12,847
12/31/92                 $12,395     $13,197             $13,205                       $13,082
1/31/93                  $12,754     $13,307             $13,493                       $13,461
2/28/93                  $12,961     $13,488             $13,773                       $13,679
3/31/93                  $13,299     $13,773             $13,820                       $14,036
4/30/93                  $13,200     $13,440             $13,926                       $13,932
5/31/93                  $13,442     $13,800             $13,919                       $14,187
6/30/93                  $13,651     $13,840             $14,235                       $14,407
7/31/93                  $13,762     $13,784             $14,327                       $14,524
8/31/93                  $14,227     $14,307             $14,656                       $15,016
9/30/93                  $14,205     $14,198             $14,707                       $14,992
10/31/93                 $14,395     $14,491             $14,768                       $15,193
11/30/93                 $14,317     $14,353             $14,601                       $15,110
12/31/93                 $14,714     $14,527             $14,665                       $15,530
1/31/94                  $15,162     $15,021             $14,885                       $16,002
2/28/94                  $14,944     $14,613             $14,560                       $15,772
3/31/94                  $14,381     $13,976             $14,204                       $15,178
4/30/94                  $14,333     $14,155             $14,086                       $15,127
5/31/94                  $14,394     $14,387             $14,059                       $15,191
6/30/94                  $14,223     $14,035             $14,027                       $15,011
7/31/94                  $14,494     $14,496             $14,307                       $15,297
8/31/94                  $14,802     $15,090             $14,313                       $15,622
9/30/94                  $14,531     $14,721             $14,148                       $15,336
10/31/94                 $14,481     $15,052             $14,133                       $15,284
11/30/94                 $14,120     $14,504             $14,107                       $14,903
12/31/94                 $14,155     $14,719             $14,201                       $14,939
1/31/95                  $14,102     $15,100             $14,473                       $14,884
2/28/95                  $14,537     $15,688             $14,809                       $15,343
3/31/95                  $14,748     $16,150             $14,908                       $15,565
4/28/95                  $14,948     $16,625             $15,115                       $15,776
5/31/95                  $15,387     $17,289             $15,749                       $16,240
6/30/95                  $15,481     $17,690             $15,875                       $16,339
7/31/95                  $15,777     $18,276             $15,813                       $16,652
8/31/95                  $15,845     $18,322             $16,015                       $16,723
9/29/95                  $16,075     $19,095             $16,179                       $16,965
10/31/95                 $15,939     $19,026             $16,416                       $16,865
11/30/95                 $16,455     $19,861             $16,687                       $17,367
12/29/95                 $16,650     $20,243             $16,933                       $17,585
1/31/96                  $16,870     $20,932             $17,038                       $17,818
2/29/96                  $16,856     $21,126             $16,676                       $17,818
3/31/96                  $17,132     $21,329             $16,536                       $18,109
4/30/96                  $17,325     $21,643             $16,422                       $18,328
5/31/96                  $17,588     $22,199             $16,394                       $18,606
6/30/96                  $17,589     $22,283             $16,614                       $18,607
7/31/96                  $17,060     $21,298             $16,652                       $18,062
8/31/96                  $17,297     $21,748             $16,611                       $18,312
9/30/96                  $17,870     $22,970             $16,906                       $18,911
10/31/96                 $18,509     $23,604             $17,300                       $19,588
11/30/96                 $19,429     $25,386             $17,618                       $20,563
12/31/96                 $19,323     $24,883             $17,423                       $20,467
1/31/97                  $19,690     $26,436             $17,444                       $20,856
2/28/97                  $19,866     $26,645             $17,480                       $21,042
3/31/97                  $19,325     $25,553             $17,272                       $20,475
4/30/97                  $19,760     $27,076             $17,525                       $20,919
5/31/97                  $20,645     $28,730             $17,688                       $21,857
6/30/97                  $21,066     $30,008             $17,900                       $22,313
7/31/97                  $22,363     $32,394             $18,448                       $23,690
8/31/97                  $21,747     $30,580             $18,241                       $23,036
9/30/97                  $22,394     $32,253             $18,527                       $23,723
10/31/97                 $21,789     $31,175             $18,824                       $23,098
11/30/97                 $22,296     $32,619             $18,923                       $23,636
12/31/97                 $22,731     $33,180             $19,122                       $24,102
1/31/98                  $22,804     $33,545             $19,392                       $24,160
2/28/98                  $23,855     $35,963             $19,353                       $25,296
3/31/98                  $24,637     $37,805             $19,413                       $26,140

THE RETURNS FOR CLASS B SHARES OF THE FUND WILL VARY FROM THE RESULTS SHOWN DUE TO DIFFERENT EXPENSES AND LOAD STRUCTURES.

The accompanying chart compares the performance of the Stagecoach Balanced Fund Class A and Institutional Class shares since inception of the predecessor portfolio with the S&P 500 Index and the Lehman Brothers Government/Corporate Bond Index. The chart assumes a hypothetical $10,000 initial investment in Class A and Institutional Class shares and reflects all operating expenses and, for Class A shares, assumes the maximum initial sales charge of 5.25%. The S&P 500 Index is an unmanaged index of 500 widely held common stocks representing, among others, industrial, financial, utility and transportation companies listed or traded on national exchanges or over-the-counter markets. The Lehman Brothers Government/Corporate Bond Index is an unmanaged index. The Fund is a professionally managed mutual fund. The indexes presented here do not incur expenses and are not available directly for investment. Had these indexes incurred operating expenses, their performances would have been lower.

                                                           ---------------------
                                                                               7
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---------------------
8

                                                  DIVERSIFIED EQUITY INCOME FUND

--------------------
INVESTMENT ADVISER Q&A
WHAT WAS THE TOTAL RETURN FOR THE FUND FOR THE YEAR ENDED MARCH 31, 1998?

Class A shares of the Fund recorded a 38.15% total return for the period exclusive of sales load. See the "Performance at a Glance" table for the total return for the other share class.

WHAT WERE SOME OF THE FACTORS LEADING TO THIS RETURN?

Stock price performance was driven by continued strong corporate earnings growth, a benign inflation environment and declining long-term interest rates. Price-to-earnings ratios, which compare a stock's price against its dividends, have increased in part because investor confidence has increased cash flow into the equity market. Cash flows increase demand and demand increases stock prices. We do not expect the Fund to have a return this strong very often. It demonstrates, however, that even a fairly conservative Fund can still capture much of the market's upswings.

WHAT ELSE HAS INCREASED CASH FLOWS INTO THE EQUITY MARKET?

Some of the cash flow derived from new sources. For instance, some 401K plans allow employees to make regular investments into the markets through payroll deduction. Also, the population is aging and shifting focus from consumer spending to investment as it prepares for retirement. The strength of the U.S. dollar has attracted foreign investment, whereas in the past there may have been more of an outflow. Additionally, the recent Federal Government budget surplus has reduced new issuance of Treasury bonds, typically a prime competitor for investors' dollars.

TO WHAT EXTENT HAVE THESE INCREASED CASH FLOWS LIFTED THE MARKET?

Increased cash flows raised price-to-earnings ratios, but in our opinion the increase in equity valuations has been justified. We believe that the stock market has historically been undervalued and can support higher valuations than we have seen in the past. Corporate America has been extremely efficient in productivity gains, as demonstrated by the double-digit earnings growth we have seen for many companies throughout this decade.

DO YOU THINK THE CURRENT RATE OF PROFIT GROWTH WILL CONTINUE AND WHAT IS YOUR STRATEGY IN CASE OF A SLOW-DOWN?

We think that the profit growth we have seen the last few years is unsustainable. We do not think that corporate values have peaked, but rather that the rate of growth is going to slow down. Therefore, we are making small adjustments. We have increased our weighting in REITs (Real Estate Investment Trusts) over the last few years because we think that the outlook for real estate looks solid for the next few years. The average REIT in our portfolio yields approximately 6%, so it fits in well from an income

                                                           ---------------------

DIVERSIFIED EQUITY INCOME FUND
perspective. We have also increased our utility holdings because we believe that most of the negative news that reduced utility stocks recently has run its course and that these stocks are now undervalued. If corporate growth slows down, utilities may look better in relation to the rest of the market than they have in the recent past.

WHAT HAVE BEEN PROFITABLE INVESTMENTS FOR THE FUND?

A number of our financial sector holdings certainly helped the return, including Household International Inc., which was a very solid performer during the last twelve months. A purchase we made a year ago, Freemont General, has nearly doubled. Chase Manhattan has been a good performer. Also some of our cyclical consumer names, such as Ford and Maytag, which nearly doubled in price over the last year, have performed well.

DID THE ASIAN CURRENCY CRISIS HURT THE FINANCIAL SECTOR? DID IT AFFECT THE FUND IN GENERAL?

Yes, several banks with Asian exposure did suffer initially, but many, such as Chase, rebounded and reached new highs. In general, the Fund is domestic-based with only a modest amount of international holdings. Nevertheless, many large U.S. companies do a portion of their business overseas so there has been some impact to a number of the Fund's holdings. But it has not been significant. Many of these firms do less than 5% of their business in Asia and the strength in Europe has helped offset much of the downturn. The Asian crisis has more impact on growth funds since the crisis may reduce the expected growth that technology companies in particular have been expecting.

DO YOU USE QUANTITATIVE SCREENS SUCH AS PRICE-TO-EARNINGS RATIOS TO SELECT
STOCKS?

Certainly quantitative screens are important, but the valuation criteria is not as strict as some value funds because we are also seeking high yield. It would be very difficult to find enough yield in stocks comprising the bottom 20% of the price-to-earnings universe, for example. We generally look for low price-to-earnings ratios and compare expected growth rates relative to the given industry. We also do some screening for dividend yield and price-to-book ratio, but we do focus on more qualitative factors, such as quality of management or a positive catalyst occurring for the company.

WHEN DO YOU SELL A STOCK? IS THE SELL DISCIPLINE VERY RIGID?

It is somewhat rigid. Success can cause us to sell a stock -- it may have grown from a "value" stock to a "growth" stock. That would mean that the relative yield has been reduced because the price has increased. Also, once the specific catalyst we were anticipating has occurred and its impact is reflected in the stock price, we may decide to sell. We may also decide to sell if we bought the stock in part because we felt comfortable with the management team and that team has left, or if business conditions have

---------------------
10

                                                  DIVERSIFIED EQUITY INCOME FUND
changed so that the positive catalyst is unlikely to occur or have its hoped for effect.

HOW WOULD YOU DESCRIBE THIS FUND TO AN INVESTOR? WHAT SHOULD THEY EXPECT?

The total return of a portfolio consists of two components: yield and appreciation. In recent years, the appreciation component has been more significant, but historically, yield has played an important role in total return. This Fund emphasizes the yield component more than most other equity funds. We have been very fortunate with the returns we've enjoyed over the last twelve months, but this Fund is well positioned if the environment becomes less favorable. It has a much lower price-to-earnings ratio, a lower price-to-book ratio and much lower volatility than the overall market. These are factors that tend to cushion risk should the market not perform as well in the future. It is a good fund for investors who are a little bit more conservative and might feel more comfortable with a fixed income fund.

                                                           ---------------------

DIVERSIFIED EQUITY INCOME FUND

---------------------
PERFORMANCE AT A GLANCE
CLASS A SHARE PERFORMANCE AS OF 3/31/98
--------------------------------------------------------------------------------

                                                                              SINCE
                                                                              11/18/92
AVERAGE ANNUAL TOTAL RETURNS                 1 YEAR     3 YEAR     5 YEAR     INCEPTION
-------------------------------------------------------------------------------------------
With Maximum 5.25% Sales Charge              30.94%     23.09%     16.91%     17.10%
-------------------------------------------------------------------------------------------
Without Sales Charge                         38.15%     25.32%     18.18%     18.28%
-------------------------------------------------------------------------------------------

CLASS B SHARE PERFORMANCE AS OF 3/31/98
--------------------------------------------------------------------------------

                                                                              SINCE
                                                                              11/18/92
AVERAGE ANNUAL TOTAL RETURNS                 1 YEAR     3 YEAR     5 YEAR     INCEPTION
-------------------------------------------------------------------------------------------
With Maximum Contingent Deferred Sales
Charge(1)                                    32.29%     23.91%     17.30%     17.35%
-------------------------------------------------------------------------------------------
Without Sales Charge                         37.29%     24.56%     17.51%     17.44%
-------------------------------------------------------------------------------------------
(1)Assumes 3/31/98 Redemption

Performance shown for the Class B shares of the Stagecoach Diversified Equity Income Fund for periods prior to January 1, 1995 reflects performance of the Class A shares of the Fund, with expenses of the Class A shares adjusted to reflect Class B sales charges and expenses.

Average annual total returns represent the average annual change in value of an investment over the indicated periods assuming reinvestment of dividends and capital gains distributions at net asset value. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Figures quoted represent past performance, which is no guarantee of future results.

The Fund's manager has voluntarily waived portions of its fees or has reimbursed expenses to the Fund, which has reduced operating expenses for shareholders. Without this reduction, the Fund's returns would have been lower.

---------------------
12

                                                  DIVERSIFIED EQUITY INCOME FUND

--------------------------
GROWTH OF A $10,000 INVESTMENT

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

              STAGECOACH DIVERSIFIED EQUITY
                          INCOME                 S&P 500
                   FUND CLASS A SHARES            INDEX
Inception                               $9,475    $10,000
11/30/92                                $9,560    $10,000
12/31/92                                $9,770    $10,123
1/31/93                                 $9,874    $10,207
2/28/93                                 $9,884    $10,346
3/31/93                                $10,132    $10,565
4/30/93                                 $9,989    $10,309
5/31/93                                $10,276    $10,585
6/30/93                                $10,289    $10,616
7/31/93                                $10,337    $10,574
8/31/93                                $10,750    $10,975
9/30/93                                $10,663    $10,891
10/31/93                               $11,002    $11,116
11/30/93                               $10,798    $11,010
12/31/93                               $10,975    $11,143
1/31/94                                $11,331    $11,522
2/28/94                                $11,123    $11,209
3/31/94                                $10,624    $10,720
4/30/94                                $10,764    $10,858
5/31/94                                $10,963    $11,036
6/30/94                                $10,777    $10,766
7/31/94                                $11,119    $11,119
8/31/94                                $11,511    $11,575
9/30/94                                $11,302    $11,292
10/31/94                               $11,262    $11,546
11/30/94                               $10,857    $11,125
12/31/94                               $10,983    $11,290
1/31/95                                $11,055    $11,583
2/28/95                                $11,524    $12,034
3/31/95                                $11,866    $12,388
4/28/95                                $12,153    $12,753
5/31/95                                $12,472    $13,262
6/30/95                                $12,590    $13,569
7/31/95                                $12,891    $14,019
8/31/95                                $12,984    $14,054
9/29/95                                $13,452    $14,647
10/31/95                               $13,306    $14,595
11/30/95                               $14,004    $15,235
12/29/95                               $14,297    $15,528
1/31/96                                $14,618    $16,056
2/29/96                                $14,897    $16,205
3/31/96                                $15,176    $16,361
4/30/96                                $15,435    $16,602
5/31/96                                $15,693    $17,028
6/30/96                                $15,650    $17,093
7/31/96                                $14,815    $16,337
8/31/96                                $15,335    $16,682
9/30/96                                $16,063    $17,620
10/31/96                               $16,183    $18,106
11/30/96                               $17,273    $19,473
12/31/96                               $17,458    $19,087
1/31/97                                $17,447    $20,278
2/28/97                                $17,667    $20,439
3/31/97                                $16,906    $19,601
4/30/97                                $17,092    $20,769
5/31/97                                $18,536    $22,038
6/30/97                                $19,206    $23,018
7/31/97                                $20,528    $24,848
8/31/97                                $19,861    $23,457
9/30/97                                $20,740    $24,740
10/31/97                               $19,918    $23,914
11/30/97                               $20,458    $25,021
12/31/97                               $20,987    $25,451
1/31/98                                $20,876    $25,731
2/28/98                                $22,360    $27,586
3/31/98                                $23,356    $28,999

THE RETURNS FOR CLASS B SHARES OF THE FUND, WILL VARY FROM THE RESULTS SHOWN DUE TO DIFFERENT EXPENSES AND LOAD STRUCTURES.

The accompanying chart compares the performance of the Stagecoach Diversified Equity Income Fund Class A shares since inception with the S&P 500 Index. The chart assumes a hypothetical $10,000 initial investment in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.25%. The S&P 500 Index is an unmanaged index of 500 widely held common stocks representing, among others, industrial, financial, utility and transportation companies listed or traded on national exchanges or over-the-counter markets. The Fund is a professionally managed mutual fund. The index presented here does not incur expenses and is not available directly for investment. Had this index incurred operating expenses, its performance would have been lower.

                                                           ---------------------

THIS PAGE IS INTENTIONALLY LEFT BLANK --

---------------------
14

                                                               EQUITY INDEX FUND

--------------------
INVESTMENT ADVISER Q&A
WHAT WAS THE TOTAL RETURN FOR THE FUND FOR THE YEAR ENDED MARCH 31, 1998?

Class A shares of the Fund recorded a 46.48% total return for the period exclusive of sales load. See the "Performance at a Glance" table for the total return for the other share class.

WHAT WERE SOME OF THE FACTORS DRIVING RETURNS FOR THE S&P 500 INDEX DURING THE PERIOD?

The stock market during the period continued its stellar performance, with the S&P 500 Index posting a total return of 47.96%. As was the case the previous few years, strong economic growth, low inflation, and solid earnings growth drove these spectacular returns. The best performing sectors in the S&P 500 Index included communications services, telephone and utilities. The worst performing sectors included technology and basic materials, although technology stocks have rebounded from their fall 1997 sell-off. Among other significant U.S. equity market trends: Merger and acquisition activity experienced a third consecutive record year, driving stock prices in the relevant industries higher. The financial services sector alone accounted for more than 30% of all U.S.merger activity.

WHAT WAS THE SECTOR BREAKDOWN OF THE S&P 500 AT THE END OF THE PERIOD?

The industry sector breakdown for the S&P 500 as of March 31, 1998 was as follows:

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Basic Industries             6.87%
Capital Goods - Tech        15.97%
Capital Goods                2.37%
Consumer Growth Staple      20.23%
Consumer Cyclical            7.99%
Consumer Staples             7.07%
Credit Cyclical              4.09%
Energy                       8.30%
Finance                     15.72%
Transportation               0.79%
Utilities                   10.60%

WHAT IMPACT DID THE ASIAN CURRENCY CRISIS HAVE ON THE FUND?

The Fund is focused domestically and did not have any direct exposure to Asian securities. Nevertheless, many U.S. companies listed on the S&P 500 Index either have significant sales in Asia or they have targeted their future growth in Asia. Many of these stocks suffered setbacks in October 1997, but many have since rebounded. It is possible that the Asian crisis is not over and that earnings disappointments may yet result.

                                                           ---------------------

EQUITY INDEX FUND

---------------------
PERFORMANCE AT A GLANCE
CLASS A SHARE PERFORMANCE AS OF 3/31/98
--------------------------------------------------------------------------------

                                                                               SINCE
                                                                               1/25/84
AVERAGE ANNUAL TOTAL RETURNS                  1 YEAR     3 YEAR     10 YEAR    INCEPTION
-------------------------------------------------------------------------------------------
With Maximum 4.50% Sales Charge               39.88%     29.38%     17.09%     16.20%
-------------------------------------------------------------------------------------------
Without Sales Charge                          46.48%     31.38%     17.63%     16.58%
-------------------------------------------------------------------------------------------

CLASS B SHARE PERFORMANCE AS OF 3/31/98
--------------------------------------------------------------------------------

                                                                               SINCE
                                                                               1/25/84
AVERAGE ANNUAL TOTAL RETURNS                  1 YEAR     3 YEAR     10 YEAR    INCEPTION
-------------------------------------------------------------------------------------------
With Maximum Contingent Deferred Sales
Charge(1)                                     40.56%     29.97%     16.91%     15.82%
-------------------------------------------------------------------------------------------
Without Sales Charge                          45.56%     30.56%     16.91%     15.82%
-------------------------------------------------------------------------------------------
(1)Assumes 3/31/98 Redemption

Performance shown for the Class A shares of the Stagecoach Equity Index Fund reflects performance of the Stagecoach Corporate Stock Fund, a predecessor portfolio with the same investment objective and policies as the Stagecoach Equity Index Fund. Prior to January 1, 1992, performance shown or advertised for the Class A shares of the Stagecoach Equity Index Fund reflects performance of the Corporate Stock Fund of the Wells Fargo Investment Trust for Retirement Programs, a predecessor portfolio of the Stagecoach Corporate Stock Fund. Performance shown for the Class B shares of the Stagecoach Equity Index Fund for periods prior to February 17, 1998 reflects performance of the Class A shares of the Fund, with expenses of the Class A shares adjusted to reflect Class B sales charges and expenses.

Average annual total returns represent the average annual change in value of an investment over the indicated periods assuming reinvestment of dividends and capital gains distributions at net asset value. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Figures quoted represent past performance, which is no guarantee of future results.

The Fund's manager has voluntarily waived portions of its fees or has reimbursed expenses to the Fund, which has reduced operating expenses for shareholders. Without this reduction, the Fund's returns would have been lower.

---------------------
16

                                                               EQUITY INDEX FUND

--------------------------
GROWTH OF A $10,000 INVESTMENT

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

              STAGECOACH EQUITY       S&P 500
              INDEX FUND CLASS A
                    SHARES             INDEX
1/1/84                       $9,550    $10,000
2/1/84                       $9,636     $9,648
3/1/84                       $9,655     $9,815
4/1/84                       $9,712     $9,908
5/1/84                       $9,770     $9,360
6/1/84                       $9,837     $9,563
7/1/84                       $9,903     $9,444
8/1/84                       $9,970    $10,488
9/1/84                       $9,961    $10,490
10/1/84                      $9,980    $10,531
11/1/84                      $9,865    $10,413
12/1/84                     $10,085    $10,687
1/1/85                      $10,763    $11,520
2/1/85                      $10,925    $11,661
3/1/85                      $10,973    $11,668
4/1/85                      $10,906    $11,657
5/1/85                      $11,546    $12,331
6/1/85                      $11,708    $12,524
7/1/85                      $11,670    $12,506
8/1/85                      $11,556    $12,399
9/1/85                      $11,183    $12,011
10/1/85                     $11,651    $12,566
11/1/85                     $12,434    $13,428
12/1/85                     $13,026    $14,078
1/1/86                      $13,064    $14,156
2/1/86                      $14,019    $15,214
3/1/86                      $14,717    $16,063
4/1/86                      $14,516    $15,882
5/1/86                      $15,280    $16,727
6/1/86                      $15,519    $17,010
7/1/86                      $14,650    $16,059
8/1/86                      $15,729    $17,249
9/1/86                      $14,545    $15,823
10/1/86                     $15,251    $16,736
11/28/86                    $15,242    $17,143
12/31/86                    $15,213    $16,705
1/30/87                     $17,104    $18,955
2/27/87                     $17,753    $19,704
3/31/87                     $18,183    $20,272
4/30/87                     $17,973    $20,092
5/29/87                     $18,135    $20,266
6/30/87                     $19,024    $21,290
7/31/87                     $19,921    $22,368
8/31/87                     $20,657    $23,203
9/30/87                     $20,198    $22,694
10/30/87                    $15,901    $17,807
11/30/87                    $14,621    $16,339
12/31/87                    $15,700    $17,582
1/29/88                     $16,340    $18,322
2/29/88                     $17,075    $19,176
3/31/88                     $16,541    $18,583
4/29/88                     $16,703    $18,789
5/31/88                     $16,827    $18,952
6/30/88                     $17,572    $19,821
7/29/88                     $17,486    $19,746
8/31/88                     $16,894    $19,076
9/30/88                     $17,591    $19,889
10/31/88                    $18,050    $20,442
11/30/88                    $17,792    $20,151
12/30/88                    $18,078    $20,503
1/31/89                     $19,367    $22,004
2/28/89                     $18,880    $21,456
3/31/89                     $19,291    $21,956
4/28/89                     $20,265    $23,096
5/31/89                     $21,048    $24,031
6/30/89                     $20,924    $23,894
7/31/89                     $22,748    $26,052
8/31/89                     $23,159    $26,561
9/29/89                     $23,044    $26,453
10/31/89                    $22,500    $25,839
11/30/89                    $22,939    $26,366
12/31/89                    $23,464    $26,999
1/31/90                     $21,889    $25,186
2/28/90                     $22,146    $25,511
3/31/90                     $22,719    $26,187
4/30/90                     $22,137    $25,533
5/31/90                     $24,257    $28,023
6/30/90                     $24,076    $27,834
7/31/90                     $23,990    $27,745
8/31/90                     $21,812    $25,237
9/30/90                     $20,752    $24,008
10/31/90                    $20,647    $23,906
11/30/90                    $21,946    $25,451
12/31/90                    $22,538    $26,161
1/31/91                     $23,483    $27,300
2/28/91                     $25,126    $29,252
3/31/91                     $25,690    $29,961
4/30/91                     $25,728    $30,032
5/31/91                     $26,778    $31,327
6/30/91                     $25,556    $29,892
7/31/91                     $26,711    $31,286
8/31/91                     $27,313    $32,027
9/30/91                     $26,845    $31,491
10/31/91                    $27,179    $31,914
11/30/91                    $26,081    $30,628
12/31/91                    $29,013    $34,131
1/31/92                     $28,449    $33,495
2/29/92                     $28,793    $33,929
3/31/92                     $28,219    $33,269
4/30/92                     $29,015    $34,246
5/31/92                     $29,130    $34,414
6/30/92                     $28,684    $33,902
7/31/92                     $29,822    $35,287
8/31/92                     $29,195    $34,564
9/30/92                     $29,512    $34,970
10/31/92                    $29,589    $35,091
11/30/92                    $30,569    $36,286
12/31/92                    $30,926    $36,731
1/31/93                     $31,152    $37,038
2/28/93                     $31,556    $37,543
3/31/93                     $32,188    $38,335
4/30/93                     $31,396    $37,409
5/31/93                     $32,198    $38,409
6/30/93                     $32,264    $38,522
7/31/93                     $32,105    $38,367
8/31/93                     $33,288    $39,823
9/30/93                     $33,009    $39,517
10/31/93                    $33,658    $40,335
11/30/93                    $33,309    $39,951
12/31/93                    $33,681    $40,434
1/31/94                     $34,794    $41,808
2/28/94                     $33,834    $40,674
3/31/94                     $32,341    $38,900
4/30/94                     $32,731    $39,399
5/31/94                     $33,233    $40,045
6/30/94                     $32,407    $39,064
7/31/94                     $33,438    $40,347
8/31/94                     $34,767    $42,001
9/30/94                     $33,903    $40,974
10/31/94                    $34,628    $41,895
11/30/94                    $33,355    $40,369
12/31/94                    $33,821    $40,968
1/31/95                     $34,661    $42,029
2/28/95                     $35,985    $43,666
3/31/95                     $37,010    $44,952
4/28/95                     $38,058    $46,275
5/31/95                     $39,539    $48,121
6/30/95                     $40,414    $49,238
7/31/95                     $41,717    $50,870
8/31/95                     $41,793    $50,997
9/29/95                     $43,503    $53,148
10/31/95                    $43,328    $52,958
11/30/95                    $45,169    $55,281
12/29/95                    $45,995    $56,345
1/31/96                     $47,515    $58,261
2/29/96                     $47,925    $58,803
3/31/96                     $48,349    $59,368
4/30/96                     $49,017    $60,240
5/31/96                     $50,219    $61,788
6/30/96                     $50,373    $62,023
7/31/96                     $48,118    $59,282
8/31/96                     $49,078    $60,533
9/30/96                     $51,792    $63,935
10/31/96                    $53,170    $65,699
11/30/96                    $57,112    $70,659
12/31/96                    $55,957    $69,260
1/31/97                     $59,369    $73,582
2/28/97                     $59,783    $74,164
3/31/97                     $57,295    $71,123
4/30/97                     $60,657    $75,362
5/31/97                     $64,284    $79,966
6/30/97                     $67,139    $83,525
7/31/97                     $72,349    $90,165
8/31/97                     $68,262    $85,116
9/30/97                     $71,926    $89,772
10/31/97                    $69,479    $86,773
11/30/97                    $72,611    $90,791
12/31/97                    $73,800    $92,352
1/31/98                     $74,575    $93,368
2/28/98                     $79,900   $100,100
3/31/98                     $83,928   $105,225

THE RETURNS FOR CLASS B SHARES OF THE FUND WILL VARY FROM THE RESULTS SHOWN DUE TO DIFFERENT EXPENSES AND LOAD STRUCTURES.

The accompanying chart compares the performance of the Stagecoach Equity Index Fund Class A shares since inception of the predecessor Fund with the S&P 500 Index. The chart assumes a hypothetical $10,000 initial investment in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 4.50%. The S&P 500 Index is an unmanaged index of 500 widely held common stocks representing, among others, industrial, financial, utility and transportation companies listed or traded on national exchanges or over-the-counter markets. The Fund is a professionally managed mutual Fund. The index presented here does not incur expenses and is not available directly for investment. Had this index incurred operating expenses, its performances would have been lower.

                                                           ---------------------

THIS PAGE IS INTENTIONALLY LEFT BLANK --

---------------------
18

                                                               EQUITY VALUE FUND

--------------------
INVESTMENT ADVISER Q&A
WHAT WAS THE TOTAL RETURN FOR THE FUND FOR THE YEAR ENDED MARCH 31, 1998?

Class A shares of the Fund recorded a 41.76% total return for the period exclusive of sales load. See the "Performance at a Glance" table for the total returns for other share classes.

WHAT DROVE RETURNS FOR THE PORTFOLIO?

The keys to the return have been stock selection based on attention to underlying fundamentals and patience while waiting for positive catalysts to have their effect on the stock's price. There are several examples of how a catalyst can have a positive effect on stocks in the portfolio. The merger of Alco and Alumax drove Alco's stock price from around $35 to $45 in a single day. Another holding, Cabot Corp, introduced a new product that caused the stock price to increase from nearly $10 to $20. These were examples of solid companies that fit our criteria and that we held on to until the catalysts and other market forces raised the price. Certain selected industries performed well, including specialty chemicals, banks and financial services companies. Two HMO stocks, Foundation Health and Cigna, also performed well. Consolidations in these industries, combined with our focus on undervalued companies with management and potentially good catalysts, helped the Fund earn good returns even in an environment where investors seemed to favor large company growth stocks.

HOW DO STOCKS BECOME UNDERVALUED?

Wall Street often reacts to momentum. Investors buy any stock that is suddenly popular and sell any stock that has fallen out of favor, regardless of the underlying fundamentals. This often overwhelms a stock's natural liquidity. For example, a particular stock has a natural liquidity of 10,000 shares a day. That means that 10,000 shares can change hands easily without unduly affecting the price. There may be 20 or 30 investors who hold more than 10,000 shares. A negative surprise, such as an earnings disappointment, may cause a significant number of those 20 or 30 investors to sell their shares within a short period, overwhelming the natural liquidity of the stock and driving the price down. This creates a short-term misvaluation in which the stock price is undervalued relative to the intrinsic value or the underlying asset value of the company.

HOW DO YOU FIND UNDERVALUED STOCKS?

We look primarily for stocks with low price-to-earnings or low price-to-book ratios. We also want to know if the company's stock is still declining, in other words, is all the sentiment about the stock negative, or have one or two analysts turned bullish? The analysts may have discovered a catalyst that could turn the stock around. At this point, we talk to management at the company. We want to know if management has equity incentives. If we find a compelling valuation

                                                           ---------------------

EQUITY VALUE FUND
after the stock has fallen out of favor, it provides us with an opportunity to accumulate it inexpensively. In the value approach, the ambition is to own the stock before the rest of Wall Street recognizes the stock's value and drives the price higher.

DESCRIBE THE QUANTITATIVE STEPS YOU USE IN IDENTIFYING STOCKS?

We typically take the universe of 8,600 stocks and eliminate stocks with a market cap of less than $2 billion. The market cap is determined by multiplying the current share price by the total number of outstanding shares of stock. According to the prospectus, we can buy stock with cap values of less than $1 billion, but we typically do not. Then we narrow the field down further by looking at the 20% with the lowest price-to-book or price-to-earnings ratios, which leaves us with approximately 350 names. Next, we look for companies where the earnings estimates have started to rise or where the latest earnings surprise after several negative surprises has been positive. That narrows the field to 85 or 90 names. Then the process becomes more qualitative. We rank the candidates on an informal but rigorous risk and return basis from the best to the worst and try to buy the ones that we think are best. Typically, we hold 45 to 60 issues in the portfolio.

DOES SECTOR ANALYSIS HAVE MUCH OF A ROLE, ESPECIALLY WHEN YOU GET DOWN TO THE FINAL 85 OR 90 CANDIDATES?

Yes, sector analysis does come into play during the final step. Once we have the final list of candidates ranked, we look at the sector breakdown of the S&P 500 and the Russell 1000 Value Indexes to be sure that we have not favored any sector too much. We may double the sector weighting of the benchmark, but we do not want to make large sector gambles. For example, if 45 out of the 85 names on the list are in the financial sector, we will pick the best 20% of the financial stocks on the list. We will fill out the portfolio with other non-financial names from the list so that we have some diversification. This is not intended to be a sector fund, but rather a diversified portfolio.

DOES THE FUND HAVE A LARGE INTERNATIONAL EXPOSURE?

No, we try to keep the international exposure to less than 10%, typically as low as 5%. The prospectus does allow us to invest up to 25% of the portfolio in foreign assets. Our primary international exposure is through large companies traded on the New York Stock Exchange in the form of American Depository Receipts or similar instruments. Investors who really want international exposure can achieve this by buying the International Equity Fund.

HAS THE ASIAN CRISIS AFFECTED THE FUND VERY MUCH?

No, not significantly. Some of the global companies we own, like IBM or Chase, were impacted adversely during the fourth quarter of 1997, but they have come back nicely in the first quarter of 1998. The impact on them was often more perception than reality. Some companies did not have the hard assets

---------------------
20

                                                               EQUITY VALUE FUND
or loans in Asia that many investors assumed. In fact we got some great opportunities out of the reactions to the Asian crisis. We bought a little more Chase, for example. It gave us a chance to buy John Deere fairly cheaply; people mistakenly believed that company had a lot of Asian exposure. Actually, less than 4% of John Deere's sales come out of Asia. We bought John Deere shares for nearly $10 less than what they traded for at the end of the period.

WHAT ARE SOME OF THE THINGS THAT TELL YOU IT'S TIME TO SELL A STOCK?

Success can cause us to sell a stock -- it may have grown from a "value" stock to a "growth" stock. That would mean that the relative yield has been reduced because the price has increased. Also, once the specific catalyst we were anticipating has occurred and its impact is reflected in the stock price, we may decide to sell. We may also decide to sell if we bought the stock in part because we felt comfortable with the management team and that team has left, or if business conditions have changed so that the positive catalyst is unlikely to occur or have its hoped for effect.

MANY INVESTORS HAVE INVESTED IN THE STOCK MARKET ONLY OVER THE PAST FEW YEARS AND KNOW ONLY STRONG RETURNS. WHAT ADVICE DO YOU HAVE FOR THEM?

The market is trading near record valuations. There may be volatility ahead and shareholders should not be whipsawed by good or bad news. The long term focus has historically proven to be the best strategy and it does not pay for you to trade in and out based on what the market is doing on a day to day basis. It makes sense to have a five to ten year investment horizon. When you buy something you believe is of good quality, whether it is a fund or a stock, your instinct still sometimes tells you to sell because of the fear factor. But the smartest response may be to buy more when everyone else is selling.

                                                           ---------------------

EQUITY VALUE FUND

---------------------
PERFORMANCE AT A GLANCE
CLASS A SHARE PERFORMANCE AS OF 3/31/98
--------------------------------------------------------------------------------

                                                                               SINCE 7/2/90
AVERAGE ANNUAL TOTAL RETURNS                  1 YEAR     3 YEAR     5 YEAR     INCEPTION
-------------------------------------------------------------------------------------------
With Maximum 5.25% Sales Charge               34.31%     26.73%     19.37%     16.65%
-------------------------------------------------------------------------------------------
Without Sales Charge                          41.76%     29.03%     20.66%     17.46%
-------------------------------------------------------------------------------------------

CLASS B SHARE PERFORMANCE AS OF 3/31/98
--------------------------------------------------------------------------------

                                                                               SINCE 7/2/90
AVERAGE ANNUAL TOTAL RETURNS                  1 YEAR     3 YEAR     5 YEAR     INCEPTION
-------------------------------------------------------------------------------------------
With Maximum Contingent Deferred Sales
Charge(1)                                     35.87%     27.58%     19.66%     16.67%
-------------------------------------------------------------------------------------------
Without Sales Charge                          40.87%     28.19%     19.86%     16.67%
-------------------------------------------------------------------------------------------
(1)Assumes 3/31/98 Redemption.

INSTITUTIONAL CLASS SHARE PERFORMANCE AS OF 3/31/98
--------------------------------------------------------------------------------

                                                                               SINCE 7/2/90
AVERAGE ANNUAL TOTAL RETURNS                  1 YEAR     3 YEAR     5 YEAR     INCEPTION
-------------------------------------------------------------------------------------------
This Share Class Has No Sales Charge          42.02%     29.24%     20.78%     17.53%
-------------------------------------------------------------------------------------------

Average annual total returns represent the average annual change in value of an investment over the indicated periods assuming reinvestment of dividends and capital gains distributions at net asset value. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Figures quoted represent past performance, which is no guarantee of future results.

Performance shown for the Class A shares of the Stagecoach Equity Value Fund for periods prior to September 6, 1996 reflects performance of the Investor shares of the Pacifica Equity Value Fund, a predecessor portfolio with the same investment objective and policies as the Stagecoach Equity Value Fund. Performance shown or advertised for the Class B shares of the Stagecoach Equity Value Fund for periods prior to September 6, 1996 reflects performance of the Investor shares of the predecessor portfolio, with expenses of the Investor shares adjusted to reflect Class B sales charges and expenses. Performance shown for the Institutional Class shares of the Stagecoach Equity Value Fund for periods prior to September 6, 1996 reflects the performance of the Institutional Class shares of the predecessor portfolio.

The Fund's manager has voluntarily waived portions of its fees or has reimbursed expenses to the Fund, which has reduced operating expenses for shareholders. Without this reduction, the Fund's returns would have been lower.

---------------------
22

                                                               EQUITY VALUE FUND

--------------------------
GROWTH OF A $10,000 INVESTMENT

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            STAGECOACH EQUITY                STAGECOACH EQUITY
               VALUE FUND       S&P 500         VALUE FUND
                                            INSTITUTIONAL CLASS
             CLASS A SHARES      INDEX            SHARES
Inception              $9,475    $10,000                  $10,000
7/31/90                $9,428     $9,968                   $9,950
8/31/90                $8,404     $9,067                   $8,870
9/30/90                $8,035     $8,626                   $8,480
10/31/90               $7,950     $8,589                   $8,390
11/30/90               $8,522     $9,144                   $8,994
12/31/90               $8,818     $9,399                   $9,306
1/31/91                $9,078     $9,808                   $9,581
2/28/91                $9,655    $10,510                  $10,190
3/31/91                $9,934    $10,764                  $10,485
4/30/91                $9,828    $10,790                  $10,373
5/31/91               $10,138    $11,255                  $10,699
6/30/91                $9,654    $10,740                  $10,188
7/31/91               $10,072    $11,240                  $10,630
8/31/91               $10,315    $11,506                  $10,886
9/30/91               $10,208    $11,314                  $10,773
10/31/91              $10,276    $11,466                  $10,846
11/30/91               $9,651    $11,004                  $10,186
12/31/91              $10,651    $12,262                  $11,241
1/31/92               $10,801    $12,034                  $11,400
2/29/92               $11,002    $12,190                  $11,611
3/31/92               $10,861    $11,953                  $11,463
4/30/92               $11,123    $12,304                  $11,739
5/31/92               $10,992    $12,364                  $11,601
6/30/92               $10,781    $12,180                  $11,379
7/31/92               $11,105    $12,678                  $11,720
8/31/92               $10,731    $12,418                  $11,325
9/30/92               $10,903    $12,564                  $11,507
10/31/92              $11,035    $12,607                  $11,647
11/30/92              $11,513    $13,037                  $12,151
12/31/92              $11,774    $13,197                  $12,426
1/31/93               $12,214    $13,307                  $12,890
2/28/93               $12,412    $13,488                  $13,100
3/31/93               $12,894    $13,773                  $13,609
4/30/93               $12,684    $13,440                  $13,387
5/31/93               $13,104    $13,800                  $13,831
6/30/93               $13,262    $13,840                  $13,997
7/31/93               $13,410    $13,784                  $14,153
8/31/93               $14,033    $14,307                  $14,811
9/30/93               $13,980    $14,198                  $14,755
10/31/93              $14,214    $14,491                  $15,002
11/30/93              $14,172    $14,353                  $14,957
12/31/93              $14,814    $14,527                  $15,634
1/31/94               $15,449    $15,021                  $16,305
2/28/94               $15,293    $14,613                  $16,141
3/31/94               $14,627    $13,976                  $15,438
4/30/94               $14,688    $14,155                  $15,501
5/31/94               $14,832    $14,387                  $15,654
6/30/94               $14,525    $14,035                  $15,330
7/31/94               $14,840    $14,496                  $15,662
8/31/94               $15,312    $15,090                  $16,160
9/30/94               $15,028    $14,721                  $15,860
10/31/94              $14,943    $15,052                  $15,771
11/30/94              $14,408    $14,504                  $15,206
12/31/94              $14,560    $14,719                  $15,367
1/31/95               $14,404    $15,100                  $15,202
2/28/95               $14,963    $15,688                  $15,792
3/31/95               $15,353    $16,150                  $16,204
4/28/95               $15,772    $16,625                  $16,646
5/31/95               $16,256    $17,289                  $17,157
6/30/95               $16,361    $17,690                  $17,268
7/31/95               $17,032    $18,276                  $17,976
8/31/95               $17,098    $18,322                  $18,045
9/29/95               $17,519    $19,095                  $18,490
10/31/95              $17,137    $19,026                  $18,100
11/30/95              $17,889    $19,861                  $18,908
12/29/95              $18,084    $20,243                  $19,112
1/31/96               $18,415    $20,932                  $19,476
2/29/96               $18,650    $21,126                  $19,724
3/31/96               $19,147    $21,329                  $20,264
4/30/96               $19,534    $21,643                  $20,689
5/31/96               $19,825    $22,199                  $21,011
6/30/96               $19,659    $22,283                  $20,836
7/31/96               $18,785    $21,298                  $19,895
8/31/96               $19,243    $21,748                  $20,380
9/30/96               $20,120    $22,970                  $21,280
10/31/96              $21,106    $23,604                  $22,339
11/30/96              $22,790    $25,386                  $24,122
12/31/96              $22,883    $24,883                  $24,213
1/31/97               $23,767    $26,436                  $25,166
2/28/97               $24,137    $26,645                  $25,540
3/31/97               $23,265    $25,553                  $24,627
4/30/97               $23,942    $27,076                  $25,344
5/31/97               $25,796    $28,730                  $27,306
6/30/97               $26,799    $30,008                  $28,380
7/31/97               $28,964    $32,394                  $30,673
8/31/97               $27,914    $30,580                  $29,578
9/30/97               $29,008    $32,253                  $30,732
10/31/97              $27,501    $31,175                  $29,137
11/30/97              $28,376    $32,619                  $30,063
12/31/97              $29,136    $33,180                  $30,862
1/31/98               $28,972    $33,545                  $30,708
2/28/98               $31,202    $35,963                  $33,072
3/31/98               $32,979    $37,805                  $34,976

THE RETURNS FOR B CLASS SHARES OF THE FUND WILL VARY FROM THE RESULTS SHOWN DUE TO DIFFERENT EXPENSES AND LOAD STRUCTURES.

The accompanying chart compares the performance of the Stagecoach Equity Value Fund Class A and Institutional Class shares since inception of the predecessor portfolio with the S&P 500 Index. The chart assumes a hypothetical $10,000 initial investment in Class A and Institutional Class shares and reflects all operating expenses and, for Class A shares, assumes the maximum initial sales charge of 5.25%. The S&P 500 Index is an unmanaged index of 500 widely held common stocks representing, among others, industrial, financial, utility and transportation companies listed or traded on national exchanges or over-the-counter markets. The Fund is a professionally managed mutual fund. The Index presented here does not incur expenses and is not available directly for investment. Had this Index incurred operating expenses, its performance would have been lower.

                                                           ---------------------

THIS PAGE IS INTENTIONALLY LEFT BLANK --

---------------------
24

                                                                     GROWTH FUND

--------------------
INVESTMENT ADVISER Q&A
WHAT WAS THE TOTAL RETURN FOR THE FUND FOR THE YEAR ENDED MARCH 31, 1998?

Class A shares of the Fund recorded a 34.65% total return for the period exclusive of sales load. See the "Performance at a Glance" table for the total returns for other share classes.

THERE WAS A LOT OF DISCUSSION DURING THE PERIOD ABOUT THE LARGE CAP GROWTH SECTOR PERFORMING WELL. WAS THAT THE CASE?

It was a good period for large cap growth stocks, but it is important to realize that the Fund is more focused on large cap growth stocks now than it was at the beginning of the period. Starting in mid-1997, we made a concerted effort to increase the average market capitalization of stocks in the Fund's portfolio. (Capitalization is equal to the total number of outstanding shares of stock multiplied by the stock price.) Previously, the Fund had more of a mid-cap orientation. By December 1997, the average market cap had increased from about $32 billion to $59 billion. During December 1997, we honed our stock selections. By January 1, 1998 we were exactly where we wanted to be.

ARE ALL THE HOLDINGS NOW LARGE CAP?

No, we retain the flexibility to buy mid-cap stocks, but one of our most critical and unwavering criteria is that companies must have market caps of at least $5 billion, which does overlap somewhat with the mid-cap range. Typically, we seldom go below $10 billion. We made changes in the prospectuses to define capitalization sizes more clearly so that now Stagecoach Fund investors have a very defined choice and clear style differences among our Equity Funds, including the more aggressive Small Cap Fund.

DID THIS CHANGE CAUSE A LOT OF PORTFOLIO TURNOVER?

We had a 25% portfolio turnover in realigning the portfolio with the large cap guidelines. For the full period we had approximately a 150% portfolio turnover, which was more than it should be in a normal year. Typical growth funds experience a turnover rate of approximately 100% per year. This is not a heavily traded fund compared with an aggressive growth or small cap fund.

WHAT WERE THE FACTORS DRIVING THE FUND'S TOTAL RETURN?

The key was the consistency of large cap stocks. By consistency, we mean quarter after quarter of good earnings. GE, which is the single largest position in the Fund, has outperformed the market year to date in earnings. Some of our consumer product companies put up excellent earnings. Gillette and Colgate are large global franchises that consistently achieve expected or better than expected earnings and contrive to improve operating margins.

                                                           ---------------------

GROWTH FUND

HOW DO YOU FIND GOOD GROWTH STOCKS?

We do this by using a series of quantitative screens to reduce the universe of stocks to a manageable number, then really 'digging in deep' to do research. The first screen is to eliminate companies with a market cap of $5 billion or less. Next we look for a five-year historical growth rate of 15%, which is about the average for the S&P 500 Index. Then we look for growth in earnings from 1997 to 1998 of 7% or more. We want a projected future growth rate of 8%. That gets us from a universe of around 8,600 companies down to approximately 120 companies. Then we look at valuation and other fundamental screens before adding names to the portfolio.

HOW MANY COMPANIES ARE YOU USUALLY HOLDING?

Seventy-five. This seems to be a manageable number. Typically we have three analysts and assign about 25 companies per analyst. This allows the analysts to gain a real in-depth knowledge of the companies they have been assigned. One of our investment beliefs is to "know your company" and our mantra is "avoid losers". Certainly we would like to hit a homerun every time we select a stock and get the companies that will have the best returns, but if you consistently get base hits and avoid the strikeouts, you will perform well. That's what we mean by "avoid losers" -- getting consistent performers that add something to the portfolio.

AS YOU TOOK THE FINAL STEPS FROM ABOUT 120 COMPANIES DOWN TO 75, DID SECTORS COME INTO PLAY?

Definitely. Part of what we do is to compare the sector breakdown of the portfolio to the S&P 500 Index. We do not want to replicate the sector breakdown of the S&P 500 Index, but we want to know where we have heavier or lower concentrations. If we simply replicated the sector breakdown, we would also be assuming nearly the same risk as the S&P 500 Index. A portfolio must assume more risk relative to the S&P 500 Index if it hopes to outperform it.

THE S&P 500 INDEX HAS OUTPERFORMED THE GROWTH SECTOR RECENTLY. WILL THAT
CONTINUE?

Returns have been very strong across most equity sectors, but it is true that the S&P 500 Index has outperformed the growth sector in recent years. This is not unusual. Over time, growth sectors have typically outperformed other equity sectors, but there always have been periods when the S&P 500 Index or the value sector leads the way. Shareholders would be well served by keeping a long-term perspective in mind. If they own an equity portfolio, they will likely want a growth component for the times when the growth sector does outperform the rest of the equity markets, which it has done on a long-term basis. It may be wise to increase or decrease growth exposure in certain conditions, but we believe that the growth sector is the center, the anchor to the equity portfolio.

---------------------
26

                                                                     GROWTH FUND

WHAT IS YOUR STRATEGY IN THE AFTERMATH OF THE ASIAN ECONOMIC CRISIS?

We are focusing on domestic companies. We reduced technology holdings because they generally have the greatest exposure to Asia. We did the same in the financial sector. We took some profits by selling holdings where we believed there was serious unfavorable Asian exposure and moved into more domestically oriented companies. We think that the Asian crisis isn't over. Its effect has not shown up in earnings yet. Some technology companies have already made earnings pre-announcements stating that demand is slower and we believe that this is in reaction to Asia.

                                                           ---------------------

GROWTH FUND

---------------------
PERFORMANCE AT A GLANCE
CLASS A SHARE PERFORMANCE AS OF 3/31/98
--------------------------------------------------------------------------------

                                                                                   SINCE
                                                                                   8/2/90
AVERAGE ANNUAL TOTAL RETURNS                      1 YEAR     3 YEAR     5 YEAR     INCEPTION
----------------------------------------------------------------------------------------------
With Maximum 5.25% Sales Charge                   27.61%     22.85%     16.08%     16.11%
----------------------------------------------------------------------------------------------
Without Sales Charge                              34.65%     25.09%     17.33%     16.92%
----------------------------------------------------------------------------------------------

CLASS B SHARE PERFORMANCE AS OF 3/31/98
--------------------------------------------------------------------------------

                                                                                   SINCE
                                                                                   8/2/90
AVERAGE ANNUAL TOTAL RETURNS                      1 YEAR     3 YEAR     5 YEAR     INCEPTION
----------------------------------------------------------------------------------------------
With Maximum Contingent Deferred Sales Charge(1)  28.83%     23.58%     16.43%     16.22%
----------------------------------------------------------------------------------------------
Without Sales Charge                              33.83%     24.23%     16.65%     16.22%
----------------------------------------------------------------------------------------------
(1)Assumes 3/31/98 Redemption

INSTITUTIONAL CLASS SHARE PERFORMANCE AS OF 3/31/98
--------------------------------------------------------------------------------

                                                                                   SINCE
                                                                                   8/2/90
AVERAGE ANNUAL TOTAL RETURNS                      1 YEAR     3 YEAR     5 YEAR     INCEPTION
----------------------------------------------------------------------------------------------
The Share Class Has No Sales Charge               34.86%     25.10%     17.34%     16.93%
----------------------------------------------------------------------------------------------

Performance shown for the Class A shares of the Stagecoach Growth Fund for periods prior to January 1, 1992, reflects performance of the shares of the Select Stock Fund of Wells Fargo Investment Trust for Retirement Programs, a predecessor portfolio with the same investment objective and policies as the Stagecoach Growth Fund. Performance shown or advertised for the Class B shares of the Stagecoach Growth Fund for the periods January 1, 1992 to January 1, 1995 reflects performance of the Class A shares of such Fund, with expenses of the Class A shares adjusted to reflect Class B sales charges and expenses. Performance shown or advertised for the Class B shares of the Stagecoach Growth Fund for periods prior to January 1, 1992, reflects performance of the shares of the predecessor portfolio, with expenses adjusted to reflect Class B sales charges and expenses. Performance shown or advertised for Institutional Class shares of the Stagecoach Growth Fund for the period prior to September 6, 1996 reflect the performance of the Class A shares (as described above) adjusted for Institutional Class share expenses.

Average annual returns represent the average annual change in value of an investment over the indicated periods assuming reinvestment of dividends and capital gains distributions at net asset value. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Figures quoted represent past performance, which is no guarantee of future results.

The Fund's manager has voluntarily waived portions of its fees or has reimbursed expenses to the Fund, which has reduced operating expenses for shareholders. Without this reduction, the Fund's returns would have been lower.

---------------------
28

                                                                     GROWTH FUND

--------------------------
GROWTH OF A $10,000 INVESTMENT

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

             STAGECOACH GROWTH                 STAGECOACH GROWTH
                   FUND           S&P 500            FUND
                                              INSTITUTIONAL CLASS
              CLASS A SHARES       INDEX            SHARES
Inception                $9,475    $10,000                  $10,000
8/31/90                  $9,532     $9,096                  $10,060
9/30/90                  $9,551     $8,653                  $10,080
10/31/90                 $9,598     $8,617                  $10,130
11/30/90                 $9,636     $9,174                  $10,170
12/31/90                 $9,750     $9,429                  $10,290
1/31/91                 $10,119     $9,840                  $10,680
2/28/91                 $10,498    $10,543                  $11,080
3/31/91                 $10,621    $10,799                  $11,210
4/30/91                 $10,659    $10,824                  $11,250
5/31/91                 $11,095    $11,291                  $11,710
6/30/91                 $10,555    $10,774                  $11,140
7/31/91                 $11,095    $11,276                  $11,710
8/31/91                 $11,370    $11,543                  $12,000
9/30/91                 $11,256    $11,350                  $11,880
10/31/91                $11,455    $11,503                  $12,090
11/30/91                $10,963    $11,039                  $11,570
12/31/91                $12,166    $12,302                  $12,840
1/31/92                 $12,109    $12,073                  $12,780
2/29/92                 $12,336    $12,229                  $13,020
3/31/92                 $12,094    $11,991                  $12,764
4/30/92                 $12,418    $12,343                  $13,106
5/31/92                 $12,580    $12,404                  $13,277
6/30/92                 $12,280    $12,219                  $12,960
7/31/92                 $12,864    $12,718                  $13,577
8/31/92                 $12,615    $12,458                  $13,314
9/30/92                 $12,803    $12,604                  $13,512
10/31/92                $13,043    $12,648                  $13,766
11/30/92                $13,534    $13,079                  $14,284
12/31/92                $13,802    $13,239                  $14,566
1/31/93                 $14,150    $13,350                  $14,934
2/28/93                 $13,851    $13,532                  $14,619
3/31/93                 $14,126    $13,817                  $14,909
4/30/93                 $13,787    $13,483                  $14,551
5/31/93                 $14,106    $13,844                  $14,888
6/30/93                 $13,842    $13,885                  $14,609
7/31/93                 $13,742    $13,829                  $14,504
8/31/93                 $14,444    $14,353                  $15,245
9/30/93                 $14,440    $14,243                  $15,241
10/31/93                $14,934    $14,538                  $15,761
11/30/93                $14,581    $14,399                  $15,389
12/31/93                $14,967    $14,573                  $15,796
1/31/94                 $15,546    $15,069                  $16,407
2/28/94                 $15,302    $14,660                  $16,150
3/31/94                 $14,426    $14,021                  $15,225
4/30/94                 $14,599    $14,201                  $15,408
5/31/94                 $14,589    $14,434                  $15,397
6/30/94                 $14,258    $14,080                  $15,048
7/31/94                 $14,698    $14,542                  $15,512
8/31/94                 $15,168    $15,138                  $16,008
9/30/94                 $14,977    $14,768                  $15,807
10/31/94                $15,101    $15,100                  $15,937
11/30/94                $14,639    $14,550                  $15,450
12/31/94                $14,923    $14,766                  $15,750
1/31/95                 $14,997    $15,149                  $15,828
2/28/95                 $15,717    $15,738                  $16,588
3/31/95                 $16,052    $16,202                  $16,941
4/28/95                 $16,285    $16,679                  $17,188
5/31/95                 $17,039    $17,344                  $17,983
6/30/95                 $17,449    $17,747                  $18,416
7/31/95                 $17,961    $18,335                  $18,956
8/31/95                 $18,238    $18,381                  $19,249
9/29/95                 $18,864    $19,156                  $19,909
10/31/95                $18,276    $19,088                  $19,289
11/30/95                $19,003    $19,925                  $20,056
12/29/95                $19,236    $20,309                  $20,302
1/31/96                 $19,660    $20,999                  $20,749
2/29/96                 $20,418    $21,194                  $21,549
3/31/96                 $20,463    $21,398                  $21,597
4/30/96                 $21,188    $21,712                  $22,362
5/31/96                 $21,746    $22,270                  $22,951
6/30/96                 $21,273    $22,355                  $22,452
7/31/96                 $19,955    $21,367                  $21,061
8/31/96                 $20,574    $21,818                  $21,714
9/30/96                 $21,632    $23,044                  $22,790
10/31/96                $22,320    $23,680                  $23,517
11/30/96                $23,782    $25,468                  $25,057
12/31/96                $23,415    $24,964                  $24,664
1/31/97                 $24,883    $26,521                  $26,211
2/28/97                 $24,192    $26,731                  $25,492
3/31/97                 $23,331    $25,635                  $24,594
4/30/97                 $24,352    $27,163                  $25,675
5/31/97                 $25,956    $28,822                  $27,379
6/30/97                 $26,546    $30,105                  $27,994
7/31/97                 $28,822    $32,498                  $30,402
8/31/97                 $27,106    $30,678                  $28,596
9/30/97                 $28,207    $32,356                  $29,755
10/31/97                $27,305    $31,276                  $28,813
11/30/97                $27,732    $32,724                  $29,273
12/31/97                $27,875    $33,287                  $29,427
1/31/98                 $28,372    $33,653                  $29,938
2/28/98                 $29,991    $36,079                  $31,651
3/31/98                 $31,416    $37,926                  $33,169

THE RETURNS FOR B CLASS SHARES OF THE FUND WILL VARY FROM THE RESULTS SHOWN DUE TO DIFFERENT EXPENSES AND LOAD STRUCTURES.

The accompanying chart compares the performance of the Stagecoach Growth Fund Class A and Institutional Class shares since inception of the predecessor Fund with the S&P 500 Index. The chart assumes a hypothetical $10,000 initial investment in Class A and Institutional Class shares and reflects all operating expenses and, for Class A shares, assumes the maximum initial sales charge of 5.25%. The S&P 500 Index is an unmanaged index of 500 widely held common stocks representing, among others, industrial, financial, utility and transportation companies listed or traded on national exchanges or over-the-counter markets. The Fund is a professionally managed mutual fund. The Index presented here does not incur expenses and is not available directly for investment. Had this Index incurred operating expenses, its performance would have been lower.

                                                           ---------------------

INTERNATIONAL EQUITY FUND

--------------------
INVESTMENT ADVISER Q&A
WHAT WAS THE TOTAL RETURN FOR THE FUND FOR THE PERIOD ENDED MARCH 31, 1998?

Class A shares of the Fund recorded a 10.52% total return from the launch of the Fund in September through the end of the period, exclusive of sales load. See the "Performance at a Glance" table for the total return for the other share class.

THE FUND WAS INTRODUCED JUST PRIOR TO A VERY VOLATILE PERIOD, YET IT HAS DONE WELL. WHAT CONTRIBUTED TO THIS RETURN?

We attribute the performance to several factors. First, we were intentionally under exposed to Asia in the Fund's first quarter. We had only 10% of assets or less in Japan with only 2-3% in Hong Kong. We had one Taiwanese company, which actually did very well. We had no exposure to the most troubled countries in the region. We perceived the currencies in Asia as being tremendously risky. Interest rates had gone up substantially and in some countries this also led to increased political risk, especially in Indonesia. Even after the economies stabilized somewhat, we remained under exposed to Asia, although we did slightly increase investment in Japan and Hong Kong. We are not invested in what we consider the most troubled regions.

DID YOU INCREASE INVESTMENT IN HONG KONG BECAUSE YOU FELT THAT THE "BAD NEWS" WAS OVER?

The risk in Hong Kong when we started the Fund was the currency. The economy had already slowed down during the summer when the government raised interest rates to stabilize the currency. As the currency concern abated, we increased our investment.

WHAT WERE THE OTHER REASONS THE FUND DID WELL DURING THE PERIOD?

We made a strategic decision to keep a cash reserve so that when the markets did collapse -- as they did in many regions in the fourth quarter of 1997, not just in Asia -- we would be able to take advantage of falling prices. At the end of September 1997 we had 40% of our assets in cash. At the end of October we had 30%, at the end of November 20% and at the end of December 10%. Today we are essentially fully invested. If we had been fully invested when the Fund launched, we would not have been positioned to take advantage of the falling markets.

Another reason that we believe we performed well was our stock selection. Part of our philosophy is to have a consistent and disciplined approach to stock selection. We rank stocks based on growth prospects, valuations, management capabilities, risk, and investor sentiment. We use both quantitative and qualitative screens. We want to invest 25% of our assets in the ten most attractive stocks in order to take advantage of the best potential performers.

IS THE QUALITY OF INFORMATION A PARTICULAR CONCERN IN INTERNATIONAL INVESTING?

Yes, getting information on international investments can be difficult but it is

---------------------
30

                                                       INTERNATIONAL EQUITY FUND
getting easier for a variety of reasons, including modern technology, better communications, more formalized accounting standards, more analysts around the world and investor demand for better research on companies and countries. But having said that, there still are problems. Some companies choose not to meet U.S. accounting and disclosure standards, and we need to be aware of these deviations. We may choose not to invest in a stock if the information risk is too great.

IF YOU ARE UNDERWEIGHT IN ASIA, WHERE ARE YOU OVERWEIGHT?

We are overweight in Europe. Europe has an improving economy, rising earnings, and falling interest rates. As we approach the monetary union, countries with low interest rates have kept them low and countries with high rates have brought them down. Also, there is increasing demand for stocks by investors and institutions. Outside of the UK, Europeans have traditionally been under-invested in stocks. Europeans are now increasing their holding in equities. In Spain, for example, five years ago only 2% of household financial assets were invested in stocks. Today it's 20%. That is compared to 60% in the U.S., so there still is a long way to go.

HOW DO YOU SELECT STOCKS FOR THE FUND?

We use a multidimensional approach. One aspect is the quantitative bottom-up stock selection process -- starting with the universe of stocks and screening for valuation and growth prospects. Another aspect is the identification of major trends extending over a multi-year period that are going to affect countries and companies around the world. Those trends may be local to a country or region, or global. For example, industry deregulation is a global trend that affects the investment landscape, as is the trend towards wireless communication. There is some focus on geographical sectors, but we are more concerned with developing the "big picture". We want to be comfortable with the risks we are taking. For example, we are highly invested in telecommunications companies. But every time we examine that risk, we like the trends and numbers. It's the right place at the right time. We also look at the diversification from the geographical, industry and risk perspective.

TELL US ABOUT YOUR INVESTMENT STYLE. HOW WOULD YOU CHARACTERIZE IT?

We are more value oriented, but we do have a growth criterion that our companies should be growing at least 10% or more per year. For us, growth can be relative to the company's historical growth, relative to its region or its industry. For example, there is a French stock that we are looking at that might be expensive relative to French stocks, but may be inexpensive relative to other stocks in its industry throughout the world. Companies need to have some competitive advantage. It can be the regional franchise, the barriers to entry, or something else in its favor. We are not going to buy a company just based on its concept; there have to be very strong fundamentals.

                                                           ---------------------

INTERNATIONAL EQUITY FUND

---------------------
PERFORMANCE AT A GLANCE
CLASS A SHARE PERFORMANCE AS OF 3/31/98
--------------------------------------------------------------------------------

                                                                         SINCE
                                                                         9/24/97
AVERAGE ANNUAL TOTAL RETURNS                                             INCEPTION
-------------------------------------------------------------------------------------
With Maximum 5.25% Sales Charge                                          4.76%
-------------------------------------------------------------------------------------
Without Sales Charge                                                     10.52%
-------------------------------------------------------------------------------------

CLASS B SHARE PERFORMANCE AS OF 3/31/98
--------------------------------------------------------------------------------

                                                                         SINCE
                                                                         9/24/97
AVERAGE ANNUAL TOTAL RETURNS                                             INCEPTION
-------------------------------------------------------------------------------------
With Maximum Contingent Deferred Sales Charge(1)                         5.10%
-------------------------------------------------------------------------------------
Without Sales Charge                                                     10.10%
-------------------------------------------------------------------------------------
(1)Assumes 3/31/98 Redemption

Average annual total returns represent the average annual change in value of an investment over the indicated periods assuming reinvestment of dividends and capital gains distributions at net asset value. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Figures quoted represent past performance, which is no guarantee of future results.

The Fund's manager has voluntarily waived portions of its fees or has reimbursed expenses to the Fund, which has reduced operating expenses for shareholders. Without this reduction, the Fund's returns would have been lower.

---------------------
32

                                                       INTERNATIONAL EQUITY FUND

--------------------------
GROWTH OF A $10,000 INVESTMENT
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

              STAGECOACH INTERNATIONAL
                       EQUITY              MSCI/EAFE INDEX
                 FUND CLASS A SHARES
Inception                         $ 9,475          $ 10,000
09/30/97                          $ 9,560          $ 10,140
10/31/97                          $ 9,001           $ 9,360
11/30/97                          $ 9,077           $ 9,265
12/31/97                          $ 9,164           $ 9,345
01/31/98                          $ 9,372           $ 9,772
02/28/98                         $ 10,007          $ 10,400
03/31/98                         $ 10,472          $ 10,720

THE RETURNS FOR CLASS B SHARES OF THE FUND WILL VARY FROM THE RESULTS SHOWN DUE TO DIFFERENT EXPENSES AND LOAD STRUCTURES.

The accompanying chart compares the performance of the Stagecoach International Equity Fund Class A shares since inception with the Morgan Stanley Capital Investment-Europe, Australasia and Far East Index. The Index is an unmanaged index comprised of common stocks sold on stock exchanges and over-the-counter markets within the listed regions. The chart assumes a hypothetical $10,000 initial investment in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.25%. The Morgan Stanley Capital Investment-Europe, Australasia and Far East Index presented here does not incur expenses and is not available directly for investment. Had this Index incurred operating expenses, its performances would have been lower.

                                                           ---------------------

THIS PAGE IS INTENTIONALLY LEFT BLANK --

---------------------
34

                                                                  SMALL CAP FUND

--------------------
INVESTMENT ADVISER Q&A
WHAT WAS THE TOTAL RETURN FOR THE FUND FOR THE YEAR ENDED MARCH 31, 1998?

Class A shares of the Fund recorded a 47.03% total return for the period exclusive of sales load. See the "Performance at a Glance" table for the total returns for other share classes.

THE FUND, WHICH INVESTS IN SMALL CAPITALIZATION COMPANIES, DID VERY WELL DURING THE PERIOD. WHAT DROVE THESE RETURNS?

The one-year period was very strong, but returns should not be looked at in isolation. Part of why the return looks strong is that the first quarter of 1997 was a down period that now falls outside the one-year return. Shareholders should take a longer view. January 1996 through June 1996 was a spectacular period for small cap growth stocks. But starting with the fourth quarter of 1996, the market started to prefer large cap stocks. That trend picked up steam during the first quarter of 1997. Anything in the small cap growth sector, and even many large cap stocks, saw valuations drop. This sharp sell-off lasted until April 1997, the beginning of the reporting period. The Fund did well through mid-October when Asia's economic problems made people very nervous, first about technology, then about anything considered growth, particularly small cap. During the first quarter of 1998, people became less worried about Asia and the market resumed its climb. The point is that examining a single period might give a misleading impression.

WHAT WAS THE IMPACT OF THE ASIA FINANCIAL CRISIS?

Many industries counted on Asia to be a good growth engine. The business they do in Asia is only a small part of their overall sales, but it is a big part of their projected growth rate. That is why the Asian economy affected wireless and cellular phone systems companies. Asia is only a small part of their business today, but it is the target of much of their projected growth.

WHAT IS YOUR CURRENT OUTLOOK? IS ASIA STILL A BIG PROBLEM?

Inflation figures and corporate earnings are good, so investors have stopped worrying about Asia for now. First quarter earnings numbers from the companies most directly involved were good, but it was probably too early to see the effects. The U.S. has had a very solid growth rate, Europe is on the upswing, and Latin America and China still have investor sentiment on their side. There are concerns, however. Investors are nervous about what earnings reports in the second quarter of 1998 will show. As for the Fund's response to Asia, we have been trying to focus our portfolio more domestically. We have concentrated in technology, internet and software companies that do not do much business in

                                                           ---------------------

SMALL CAP FUND
Asia. For example, we have invested in companies trying to solve the year 2000 problem.

BY THE "YEAR 2000 PROBLEM" YOU ARE REFERRING TO COMPANIES THAT ARE TRYING TO SOLVE THE PROBLEMS OF COMPUTER SYSTEMS THAT CANNOT TRACK DATES PAST THE TURN OF THE CENTURY. IS THAT NECESSARILY A SHORT-TERM TYPE OF INVESTMENT?

No, solving the Year 2000 problem is just one part of their business. It's what gets them in the door and helps build market share. Like many businesses involved in new technologies and services, what is driving their growth is that technology is a strategic necessity. If a bank has on-line banking service and the bank down the street does not, the on-line bank has a competitive advantage. Or, if a manufacturer has software to control inventory better and lower costs, they are at a competitive advantage.

WHAT MAKES INTERNET STOCKS ATTRACTIVE?

Internet companies are in a position similar to what cable systems and the wireless systems companies once were. They need to get customers and market share before they can really make money. Some Internet-based companies could start showing a profit tomorrow if they stopped spending money on marketing, but there is a race for brand image. If they stop marketing, someone else is going to come along and get the mind share. Internet stores can sell books, records, videos, jeans, anything you don't have to touch or feel. For example, if someone has found a new author at a bookstore and decided to get three or four more books by the same author, it is easier to go to Amazon.com, look up the author and be done with it. The Internet is very convenient when you know what you want. We think that is where the Internet is going to be strong. There is also talk about $1,000 or $500 personal computers reaching the market. That's going to benefit the Internet companies as well.

DO YOU LOOK FOR INDUSTRY AND SECTOR TRENDS?

To a certain extent. We have some technical and research support that track the relative strengths of different sectors. They look at things like price-to-earnings ratios and growth rates relative to the sector and to the market as a whole. If we find a sector where the ratios are low or one that has been attracting investment, we will take a look to see what's going on there. We buy stocks based on the attractiveness of a particular issue, however, not just because a particular sector is momentarily "hot".

PRICE-TO-EARNINGS RATIOS HAVE REACHED HISTORICAL HIGHS. IS THAT A CONCERN?

The ratios for the S&P 500 Index have reached historical highs during the period, but for our sector, they are not as high. Look at the Russell 2000 Growth Index and compare it to the S&P 500 Index. One of the reasons we continue to think that 1998 will be a good year for

---------------------
36

                                                                  SMALL CAP FUND
the small cap growth sectors is that the valuations are cheaper and the earnings growth is strong.

PORTFOLIO TURNOVER WAS 291% FOR THE YEAR. WAS THAT UNUSUALLY HIGH?

Yes, it was artificially high for several reasons. The Fund has had a steady flow of new investors and we had a lot of money to invest. We sell any stock whose capitalization, or the total value of all of its shares of stock multiplied by its stock price, grows beyond the small capitalization range as described in the prospectus. We also had to meet the so-called "short-short" requirement of the IRS, which required that a Fund derive not more than 30% of its gross income from gains on securities held 90 days or less. So if a Fund is trading and buying and selling IPOs, and builds up a good short-term gain, it also needs to take long-term gains to get the short-terms gains below 30%. That rule has been eliminated. It was an artificial rule that created some otherwise unnecessary turnover. We anticipate that portfolio turnover should be lower in the future.

HOW MUCH OF THE PORTFOLIO DO YOU GENERALLY KEEP IN CASH?

Generally, about 4-5%. The cash position typically allows the Fund to meet redemption requests and to take advantage of buying opportunities as they present themselves. In the first quarter of 1998, however, the Fund was getting strong cash flows at a time when we were feeling a bit cautious so cash built up to 10% in March 1998.

                                                           ---------------------

SMALL CAP FUND

---------------------
PERFORMANCE AT A GLANCE
CLASS A SHARE PERFORMANCE AS OF 3/31/98
--------------------------------------------------------------------------------

                                                                           SINCE 11/94
AVERAGE ANNUAL TOTAL RETURNS                         1 YEAR     3 YEAR     INCEPTION
---------------------------------------------------------------------------------------
With Maximum 5.25% Sales Charge                      39.32%     29.99%     31.99%
---------------------------------------------------------------------------------------
Without Sales Charge                                 47.03%     32.34%     34.08%
---------------------------------------------------------------------------------------

CLASS B SHARE PERFORMANCE AS OF 3/31/98
--------------------------------------------------------------------------------

                                                                           SINCE 11/94
AVERAGE ANNUAL TOTAL RETURNS                         1 YEAR     3 YEAR     INCEPTION
---------------------------------------------------------------------------------------
With Maximum Contingent Deferred Sales Charge(1)     41.02%     30.94%     32.80%
---------------------------------------------------------------------------------------
Without Sales Charge                                 46.02%     31.52%     33.24%
---------------------------------------------------------------------------------------
(1)Assumes 3/31/98 Redemption

CLASS C SHARE PERFORMANCE AS OF 3/31/98
--------------------------------------------------------------------------------

                                                                           SINCE 11/94
AVERAGE ANNUAL TOTAL RETURNS                         1 YEAR     3 YEAR     INCEPTION
---------------------------------------------------------------------------------------
With Maximum Contingent Deferred Sales Charge(1)     45.02%     31.52%     33.24%
---------------------------------------------------------------------------------------
Without Sales Charge                                 46.02%     31.52%     33.24%
---------------------------------------------------------------------------------------
(1)Assumes 3/31/98 Redemption

INSTITUTIONAL CLASS SHARE PERFORMANCE AS OF 3/31/98
--------------------------------------------------------------------------------

                                                                           SINCE 11/94
AVERAGE ANNUAL TOTAL RETURNS                         1 YEAR     3 YEAR     INCEPTION
---------------------------------------------------------------------------------------
The Share Class Has No Sales Charge                  47.70%     33.62%     35.28%
---------------------------------------------------------------------------------------

Average annual total returns represent the average annual change in value of an investment over the indicated periods assuming reinvestment of dividends and capital gain distributions at net asset value. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Figures quoted represent past performance, which is no guarantee of future results.

Performance shown for the Class A shares of the Stagecoach Small Cap Fund for periods prior to September 16, 1996, reflects performance of the shares of the Small Capitalization Growth Fund for BRP Employment Retirement Plans (an unregistered bank collective investment fund), a predecessor portfolio with the same investment objective and policies as the Stagecoach Small Cap Fund. Performance shown or advertised for the Class B, Class C and Institutional Class shares of the Stagecoach Small Cap Fund for periods prior to September 16, 1996, reflects performance of shares of the predecessor portfolio, with expenses adjusted to reflect Class B, Class C and Institutional Class shares, respectively.

The Fund's manager has voluntarily waived portions of its fees or has reimbursed expenses to the Fund, which has reduced operating expenses for shareholders. Without this reduction, the Fund's returns would have been lower.

---------------------
38

                                                                  SMALL CAP FUND

--------------------------
GROWTH OF A $10,000 INVESTMENT

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            STAGECOACH SMALL CAP                  STAGECOACH SMALL CAP
                                                   FUND INSTITUTIONAL
                 FUND CLASS                              CLASS
                  A SHARES         RUSSELL 2000          SHARES
Inception                  $9,475       $10,000                 $10,000
11/30/94                   $9,598        $9,596                 $10,120
12/31/94                   $9,996        $9,853                 $10,560
1/31/95                   $10,025        $9,729                 $10,590
2/28/95                   $10,574       $10,134                 $11,170
3/31/95                   $11,133       $10,307                 $11,770
4/28/95                   $11,446       $10,536                 $12,100
5/31/95                   $11,692       $10,717                 $12,370
6/30/95                   $12,924       $11,273                 $13,670
7/31/95                   $14,336       $11,923                 $15,170
8/31/95                   $14,364       $12,169                 $15,200
9/29/95                   $15,255       $12,387                 $16,150
10/31/95                  $14,781       $11,834                 $15,650
11/30/95                  $16,183       $12,331                 $17,150
12/29/95                  $16,903       $12,656                 $17,910
1/31/96                   $17,235       $12,642                 $18,260
2/29/96                   $18,230       $13,037                 $19,320
3/31/96                   $19,064       $13,303                 $20,210
4/30/96                   $21,603       $14,014                 $22,910
5/31/96                   $23,271       $14,566                 $24,680
6/30/96                   $21,518       $13,968                 $22,830
7/31/96                   $18,363       $12,748                 $19,490
8/31/96                   $20,324       $13,489                 $21,580
9/30/96                   $21,217       $14,016                 $22,450
10/31/96                  $19,790       $13,801                 $20,930
11/30/96                  $20,253       $14,369                 $21,430
12/31/96                  $20,886       $14,746                 $22,110
1/31/97                   $21,198       $15,041                 $22,440
2/28/97                   $19,289       $14,675                 $20,430
3/31/97                   $17,938       $13,982                 $19,010
4/30/97                   $16,974       $14,022                 $18,000
5/31/97                   $20,688       $15,582                 $21,940
6/30/97                   $22,370       $16,251                 $23,730
7/31/97                   $23,259       $17,006                 $24,690
8/31/97                   $23,996       $17,396                 $25,470
9/30/97                   $26,585       $18,669                 $28,230
10/31/97                  $24,676       $17,850                 $26,210
11/30/97                  $23,788       $17,733                 $25,280
12/31/97                  $23,203       $18,044                 $24,668
1/31/98                   $22,823       $17,759                 $24,276
2/28/98                   $24,356       $19,071                 $25,921
3/31/98                   $26,374       $19,857                 $28,078

THE RETURNS FOR CLASS B AND CLASS C SHARES OF THE FUND WILL VARY FROM THE RESULTS SHOWN DUE TO DIFFERENT EXPENSES AND LOAD STRUCTURES.

The accompanying chart compares the performance of the Stagecoach Small Cap Fund Class A and Institutional Class shares since inception of the predecessor portfolio with the Russell 2000 Index. The chart assumes a hypothetical $10,000 initial investment in Class A and Institutional Class shares and reflects all operating expenses and, for Class A shares, assumes the maximum initial sales charge of 5.25%. The Russell 2000 Index is an unmanaged index of the 2000 smallest stocks (by market value) in the Russell 3000 Index. It currently represents 7% of the U.S. equity market, while the Russell 3000 comprises approximately 98% of the U.S. equity market. The Fund is a professional managed mutual fund. The Index presented here does not incur expenses and is not available directly for investment. Had this Index incurred operating expenses, its performance would have been lower.

                                                           ---------------------

THIS PAGE IS INTENTIONALLY LEFT BLANK --

---------------------
40

                                                                   BALANCED FUND
-------------------------------------------------
PORTFOLIO OF INVESTMENTS  - MARCH 31, 1998

  SHARES     SECURITY NAME                                                       COST          VALUE
             COMMON STOCKS - 62.81%
             AUTOMOBILE & RELATED - 1.44%
     15,900  Chrysler Corp                                                   $    525,743  $     660,844
     11,000  Ford Motor Co                                                        334,785        712,938
                                                                             ------------  --------------
                                                                             $    860,528  $   1,373,782

             CAPITAL GOODS - 8.02%
     11,900  Harris Corp                                                     $    465,065  $     620,288
     10,800  Kennametal Inc                                                       401,914        568,350
     28,500  Lancaster Colony Corp                                                730,708      1,209,469
     20,000  Maytag Corp                                                          523,224        956,250
     23,700  New Century Energies Inc                                           1,133,082      1,193,888
     64,100  Waste Management Inc                                               1,723,091      1,975,081
     30,000  Willamette Industries Inc                                            892,143      1,126,875
                                                                             ------------  --------------
                                                                             $  5,869,227  $   7,650,201

             COMPUTER SYSTEMS - 1.53%
     14,000  International Business Machines Corp                            $    741,405  $   1,454,250

             ELECTRICAL EQUIPMENT - 0.53%
     20,000  Seagate Technology Inc+                                         $    441,540  $     505,000

             ENERGY & RELATED - 10.79%
     18,000  Atlantic Richfield Corp                                         $  1,063,166  $   1,415,250
     39,500  Cabot Corp                                                         1,160,070      1,456,563
     10,000  Mobil Corp                                                           426,878        766,250
     25,900  Montana Power Co                                                     870,389        934,019
     11,000  Phillips Petroleum Co                                                518,887        549,313
      9,000  Royal Dutch Petroleum Co                                             228,733        511,313
     21,000  TECO Energy Inc                                                      510,510        593,250
     20,000  Texaco Inc                                                           725,370      1,205,000
     20,250  Tidewater Inc                                                        879,824        887,203
     44,700  Valero Energy Corp                                                   952,428      1,491,863
     15,000  Williams Co Inc                                                      402,140        480,000
                                                                             ------------  --------------
                                                                             $  7,738,395  $  10,290,024

                                                           ---------------------

BALANCED FUND

  SHARES     SECURITY NAME                                                       COST          VALUE
             COMMON STOCKS (CONTINUED)
             FINANCE & RELATED - 17.55%
     19,500  American Bankers Insurance Group                                $    220,016  $   1,257,750
     24,600  BankAmerica Corp                                                     589,668      2,032,575
     10,400  Chase Manhattan Bank                                                 358,200      1,402,700
      5,500  CIGNA Corp                                                         1,036,732      1,127,500
     38,263  Fremont General Corp                                                 777,889      2,250,343
     17,400  Hartford Financial Services Group                                  1,567,130      1,887,900
    242,000  Mercury Financial Co+                                                573,495        181,500
     29,400  Providian Financial Corp                                             298,502      1,688,663
     14,400  Royal Bank Of Canada                                                 771,842        851,400
     22,700  SAFECO Corp                                                        1,047,038      1,240,697
     16,000  Simon Debartolo Group Inc                                            538,672        548,000
     18,000  Travelers Group Inc                                                  233,104      1,080,000
     16,500  Washington Mutual Inc                                              1,118,011      1,183,359
                                                                             ------------  --------------
                                                                             $  9,130,299  $  16,732,387

             FOOD & RELATED - 2.63%
     25,000  American Stores Co                                              $    523,405  $     650,000
     33,600  Philip Morris Co Inc                                                 627,548      1,400,700
     14,500  RJR Nabisco Holdings Corp                                            518,828        454,031
                                                                             ------------  --------------
                                                                             $  1,669,781  $   2,504,731

             GENERAL BUSINESS & RELATED - 0.68%
      7,500  General Electric Co                                             $    143,588  $     646,406

             HEALTHCARE - 1.16%
     40,000  Foundation Health Systems Inc                                   $  1,038,824  $   1,102,500

             MANUFACTURING PROCESSING - 7.87%
     30,900  Allegheny Teledyne Inc                                          $    780,367  $     859,406
     19,500  Alumax Inc+                                                          743,565        881,156
     17,400  Deere & Co                                                           910,508      1,077,713
     18,000  Goodrich (B F) Co                                                    805,299        919,125
     17,850  Great Lakes Chemical Corp                                            865,363        963,900
     22,000  Hercules Inc                                                         994,218      1,086,250

------------------------
42

                                                                   BALANCED FUND

  SHARES     SECURITY NAME                                                       COST          VALUE
             COMMON STOCKS (CONTINUED)
     17,200  Owens-Illinois Inc+                                             $    494,703  $     743,900
     30,000  United Dominion Industries                                           721,971        973,125
                                                                             ------------  --------------
                                                                             $  6,315,994  $   7,504,575

             PHARMACEUTICALS - 0.69%
     15,000  Pharmacia and Upjohn Inc                                        $    397,019  $     656,250

             RETAIL & RELATED - 2.64%
     20,000  Costco Companies Inc+                                           $    314,580  $   1,070,000
     57,900  Woolworth Corp+                                                    1,278,430      1,447,495
                                                                             ------------  --------------
                                                                             $  1,593,010  $   2,517,495

             SEMICONDUCTOR - 0.84%
     14,000  Rockwell International Corp                                     $    590,755  $     803,250

             TELECOMMUNICATIONS - 2.20%
      5,900  Bell Atlantic Corp                                              $    566,811  $     604,750
     25,000  GTE Corp                                                             827,406      1,496,875
                                                                             ------------  --------------
                                                                             $  1,394,217  $   2,101,625

             TRANSPORTATION - 1.24%
     19,900  CSX Corp                                                        $  1,035,006  $   1,184,050

             UTILITIES - 3.00%
     35,000  Cinergy Corp                                                    $  1,087,820  $   1,295,000
     10,000  Duke Power Co                                                        470,340        595,625
     35,000  Southern Co                                                          823,416        969,063
                                                                             ------------  --------------
                                                                             $  2,381,576  $   2,859,688
             TOTAL COMMON STOCKS                                             $ 41,341,164  $  59,886,214

                                                           ---------------------

BALANCED FUND

                                                               INTEREST        MATURITY
 PRINCIPAL   SECURITY NAME                                       RATE            DATE          VALUE
             FOREIGN GOVERNMENTS - 3.17%
             FOREIGN GOVERNMENTS - 3.17%
$ 1,300,000  Ontario, Province of                                 7.63 %        06/22/04   $   1,397,500
  1,500,000  Quebec, Province of                                  7.50          07/15/23       1,625,625
                                                                                           --------------
             TOTAL FOREIGN GOVERNMENTS                                                     $   3,023,125
             (Cost $2,837,902)

             CORPORATE BONDS & NOTES - 16.08%
             BANK & FINANCE - 4.25%
$ 1,000,000  Associates Corp of America                           6.32 %        02/28/00   $   1,005,000
  1,000,000  General Motors Acceptance Corp                       6.88          07/15/01       1,018,750
  1,000,000  Norwest Corp                                         7.13          04/01/00       1,021,250
  1,000,000  NYNEX Credit Co                                      6.25          06/13/02       1,003,910
                                                                                           --------------
                                                                                           $   4,048,910

             INDUSTRIALS - 6.46%
$ 1,500,000  BP America Inc                                       9.38 %        11/01/00   $   1,620,000
  1,000,000  Chrysler Corp                                        7.40          08/01/97       1,043,230
  1,000,000  Fort James Corp                                      6.88          09/15/07       1,015,000
  1,000,000  Noram Energy Corp                                    6.50          02/01/08         990,000
  1,500,000  Raytheon Co                                          5.95          03/15/01       1,494,375
  1,000,000  Raytheon Co                                          7.20          08/15/27       1,042,500
                                                                                           --------------
                                                                                           $   7,205,105

             MISCELLANEOUS BONDS - 5.37%
$ 2,000,000  EOP Operating LP                                     6.38 %        02/15/03   $   1,990,794
  1,000,000  Philip Morris Co Inc                                 7.50          04/01/04       1,043,750
  1,000,000  RJR Nabisco Inc                                      8.25          07/01/04       1,043,750
                                                                                           --------------
                                                                                           $   4,078,294
             TOTAL CORPORATE BONDS & NOTES                                                 $  15,332,309
             (Cost $15,179,132)

------------------------
44

                                                                   BALANCED FUND

                                                               INTEREST        MATURITY
 PRINCIPAL   SECURITY NAME                                       RATE            DATE          VALUE
             U.S. GOVERNMENT AGENCY SECURITIES - 5.33%
             FEDERAL HOME LOAN MORTGAGE CORPORATION - 0.50%
$    47,716  FHLMC #22-0009                                       8.25 %        08/01/01   $      48,596
    188,319  FHLMC #291786                                        8.50          01/01/09         196,737
     86,674  FHLMC #303407                                        8.50          12/01/02          89,059
    129,115  FHLMC # 546103                                      10.50          08/01/19         141,522
                                                                                           --------------
                                                                                           $     475,914

             FEDERAL NATIONAL MORTGAGE ASSOCIATION - 4.83%
$   454,125  FNMA #190526                                         6.00 %        01/01/01   $     452,481
    434,820  FNMA #190588                                         6.50          01/01/09         437,733
  3,382,497  FNMA #407932                                         7.00          12/01/27       3,416,559
    185,968  FNMA #57843                                          8.00          06/01/08         192,986
     88,988  FNMA #83785                                          8.00          08/01/18          92,989
      7,891  FNMA #75336                                          9.50          02/01/09           8,395
                                                                                           --------------
                                                                                           $   4,601,143
             TOTAL U.S. GOVERNMENT AGENCY SECURITIES                                       $   5,077,057
             (Cost $5,012,175)

             U.S. TREASURY SECURITIES - 11.99%
             U.S. TREASURY NOTES - 8.05%
$ 2,500,000  U.S. Treasury Notes                                  5.75 %        11/15/00   $   2,507,025
  3,500,000  U.S. Treasury Notes                                  6.25          02/15/03       3,585,855
  1,000,000  U.S. Treasury Notes                                  6.63          06/30/01       1,028,280
    500,000  U.S. Treasury Notes                                  7.50          02/15/05         549,765
                                                                                           --------------
                                                                                           $   7,670,925

             U.S. TREASURY BONDS - 3.94%
$ 3,000,000  U.S. Treasury Bonds                                  8.13 %        08/15/19   $   3,753,270
                                                                                           --------------
             TOTAL U.S. TREASURY SECURITIES                                                $  11,424,195
             (Cost $11,089,720)

                                                           ---------------------

BALANCED FUND

                                                               INTEREST        MATURITY
 PRINCIPAL   SECURITY NAME                                       RATE            DATE          VALUE
             SHORT-TERM INSTRUMENTS - 0.75%
             REPURCHASE AGREEMENTS - 0.75%
$    85,000  Goldman Sachs Pooled Repurchase Agreement -
               102% Collateralized by U.S. Government
               Securities                                         5.90 %        04/01/98   $      85,000
    633,000  JP Morgan Securities Inc Repurchase Agreement -
               102% Collateralized by U.S. Government
               Securities                                         5.88          04/01/98         633,000
                                                                                           --------------
             TOTAL SHORT-TERM INSTRUMENTS                                                  $     718,000
             (Cost $718,000)

             TOTAL INVESTMENTS IN SECURITIES

              (Cost $76,178,093)* (Notes 1 and 3)                     100.13%               $   95,460,900
              Other Assets and Liabilities, Net                        (0.13)                     (122,909)
                                                                      ------                --------------
              TOTAL NET ASSETS                                        100.00%               $   95,337,991
                                                                      ------                --------------
                                                                      ------                --------------
----------------------------------------------------------------------------------------------------------

  +  NON-INCOME EARNING SECURITIES.
  * COST FOR FEDERAL INCOME TAX PURPOSES IS THE SAME AS FOR FINANCIAL STATEMENT PURPOSES AND NET UNREALIZED APPRECIATION CONSISTS OF:

Gross Unrealized Appreciation   $ 19,849,480
Gross Unrealized Depreciation       (566,673)
                                ------------
NET UNREALIZED APPRECIATION     $ 19,282,807
                                ------------
                                ------------

The accompanying notes are an integral part of these financial statements.

------------------------
46

                                                  DIVERSIFIED EQUITY INCOME FUND
-------------------------------------------------
PORTFOLIO OF INVESTMENTS  - MARCH 31, 1998

  SHARES     SECURITY NAME                                                       COST          VALUE
             COMMON STOCKS - 96.58%
             AEROSPACE - 2.59%
     25,000  Lockheed Martin Corp                                            $  2,272,403  $   2,812,500
     45,000  Northrop Grumman Corp                                              4,864,139      4,834,688
                                                                             ------------  --------------
                                                                             $  7,136,542  $   7,647,188

             AUTOMOBILE & RELATED - 6.01%
     80,000  Dana Corp                                                       $  2,389,993  $   4,655,000
    105,000  Ford Motor Co                                                      3,250,523      6,805,313
    165,000  Genuine Parts Co                                                   4,909,608      6,290,625
                                                                             ------------  --------------
                                                                             $ 10,550,124  $  17,750,938

             BASIC INDUSTRIES - 2.83%
    300,000  Allegheny Teledyne Inc                                          $  7,175,746  $   8,343,750

             CAPITAL GOODS - 6.45%
    135,000  Harris Corp                                                     $  5,516,932  $   7,036,875
     55,000  New Century Energies Inc                                           2,567,282      2,770,625
    300,000  Waste Management Inc                                               7,885,501      9,243,750
                                                                             ------------  --------------
                                                                             $ 15,969,715  $  19,051,250

             CONGLOMERATES - 2.58%
     40,000  General Electric Co                                             $  1,163,536  $   3,447,500
     40,000  Loews Corp                                                         3,327,449      4,170,000
                                                                             ------------  --------------
                                                                             $  4,490,985  $   7,617,500

             ELECTRICAL EQUIPMENT - 1.15%
    135,000  Seagate Technology Inc+                                         $  5,185,923  $   3,408,750

                                                           ---------------------

DIVERSIFIED EQUITY INCOME FUND

  SHARES     SECURITY NAME                                                       COST          VALUE
             COMMON STOCKS (CONTINUED)
             ENERGY & RELATED - 12.02%
     95,000  Atlantic Richfield Corp                                         $  5,825,087  $   7,469,375
     45,000  El Paso Natural Gas Co                                             1,518,182      3,175,313
    120,000  Phillips Petroleum Co                                              5,760,438      5,992,500
     46,000  Royal Dutch Petroleum Co                                           1,158,636      2,613,375
    120,000  Sonat Inc                                                          4,967,828      5,220,000
     90,000  Texaco Inc                                                         4,959,163      5,422,500
    175,000  Williams Co Inc                                                    3,989,336      5,599,996
                                                                             ------------  --------------
                                                                             $ 28,178,670  $  35,493,059

             FINANCE & RELATED - 22.77%
     42,000  Bankers Trust N Y Corp                                          $  3,229,548  $   5,053,125
     55,000  Chase Manhattan Bank                                               5,463,675      7,418,125
     44,000  CIGNA Corp                                                         7,894,237      9,020,000
    150,000  Fremont General Corp                                               4,500,660      8,821,875
     42,000  Hartford Financial Services Group                                  3,783,639      4,557,000
     80,000  Household International Inc                                        4,616,572     11,020,000
     75,000  Kilroy Realty Corp                                                 1,783,512      2,142,188
    110,000  Royal Bank of Canada                                               5,771,726      6,503,750
    115,000  SAFECO Corp                                                        5,493,125      6,285,469
     85,000  Security Capital Industrial Trust                                  1,531,613      2,178,125
     60,000  Simon Debartolo Group Inc                                          1,970,256      2,055,000
     50,000  SLM Holding Corp                                                   1,994,250      2,181,250
                                                                             ------------  --------------
                                                                             $ 48,032,813  $  67,235,907

             FOOD & RELATED - 3.94%
    100,000  American Stores Co                                              $  2,191,406  $   2,600,000
    130,000  Philip Morris Co Inc                                               3,478,810      5,419,375
    115,000  RJR Nabisco Holdings Corp                                          3,996,057      3,600,938
                                                                             ------------  --------------
                                                                             $  9,666,273  $  11,620,313

             INTERNATIONAL STOCKS - 2.11%
     85,000  Philips Electronics NV (Netherlands)                            $  5,240,298  $   6,242,188

------------------------
48

                                                  DIVERSIFIED EQUITY INCOME FUND

  SHARES     SECURITY NAME                                                       COST          VALUE
             COMMON STOCKS (CONTINUED)
             MANUFACTURING PROCESSING - 14.49%
    110,000  Deere & Co                                                      $  5,908,675  $   6,813,125
    100,000  Eastman Kodak Co                                                   6,844,038      6,487,500
     60,000  Eaton Corp                                                         5,464,003      5,711,250
    180,000  Goodrich (B F) Co                                                  7,225,542      9,191,250
     70,000  Great Lakes Chemical Corp                                          3,424,301      3,780,000
    120,000  Hercules Inc                                                       5,525,248      5,925,000
    150,000  United Dominion Industries                                         3,349,726      4,865,625
                                                                             ------------  --------------
                                                                             $ 37,741,533  $  42,773,750

             MEDICAL EQUIPMENT & SUPPLIES - 1.49%
     80,000  Baxter International Inc                                        $  3,174,012  $   4,410,000

             PHARMACEUTICALS - 1.62%
     50,000  American Home Products Corp                                     $  1,991,874  $   4,768,750

             REAL ESTATE INVESTMENT TRUSTS - 3.63%
     78,700  Arden Realty Inc                                                $  2,228,194  $   2,242,950
     45,000  Highwoods Properties Inc                                           1,575,000      1,589,063
     85,000  INMC Mortgage Holdings Inc                                         1,715,550      2,125,000
     20,000  Post Properties Inc                                                  626,600        798,750
     45,000  Smith (Chars E) Residential Realty Inc                             1,107,350      1,496,250
     60,000  Spieker Properties Inc                                             1,626,088      2,475,000
                                                                             ------------  --------------
                                                                             $  8,878,782  $  10,727,013

             RETAIL & RELATED - 2.09%
    104,700  Rite Aid Corp                                                   $  1,682,597  $   3,585,975
     45,000  Sears Roebuck & Co                                                 2,218,950      2,584,688
                                                                             ------------  --------------
                                                                             $  3,901,547  $   6,170,663

             TELECOMMUNICATIONS - 2.37%
    160,000  Alltel Corp                                                     $  4,572,257  $   6,990,000

                                                           ---------------------

DIVERSIFIED EQUITY INCOME FUND

  SHARES     SECURITY NAME                                                       COST          VALUE
             COMMON STOCKS (CONTINUED)
             TRANSPORTATION - 3.37%
    120,000  CSX Corp                                                        $  6,230,362  $   7,140,000
     50,000  Union Pacific Corp                                                 2,736,998      2,809,375
                                                                             ------------  --------------
                                                                             $  8,967,360  $   9,949,375

             UTILITIES - 5.07%
    135,000  Duke Power Co                                                   $  6,185,963  $   8,040,937
    250,000  Southern Co                                                        5,456,475      6,921,875
                                                                             ------------  --------------
                                                                             $ 11,642,438  $  14,962,812
             TOTAL COMMON STOCKS                                             $222,496,892  $ 285,163,206

             CONVERTIBLE PREFERRED STOCK - 0.86%
     47,700  Union Pacific Capital Trust 6.25%                               $  2,385,000  $   2,540,025

             WARRANTS - 0.00%
      3,956  Security Capital Group expires 9/18/98+                                       $      13,104
             (Cost $31,153)

------------------------
50

                                                  DIVERSIFIED EQUITY INCOME FUND

                                                               INTEREST        MATURITY
 PRINCIPAL   SECURITY NAME                                       RATE            DATE          VALUE
             SHORT-TERM INSTRUMENTS - 3.18%
             REPURCHASE AGREEMENTS - 3.18%
$ 3,184,000  Goldman Sachs Pooled Repurchase Agreement -
               102% Collateralized by U.S. Government
               Securities                                          5.90%          4/1/98   $   3,184,000
  6,220,000  JP Morgan Securities Inc Repurchase Agreement -
               102% Collateralized by U.S. Government
               Securities                                          5.88           4/1/98       6,220,000
                                                                                           --------------
             TOTAL SHORT-TERM INSTRUMENTS                                                  $   9,404,000
             (Cost $9,404,000)

             TOTAL INVESTMENTS IN SECURITIES

              (Cost $234,317,045)* (Notes 1 and 3)                    100.62%               $  297,120,335
              Other Assets and Liabilities, Net                        (0.62)                   (1,844,386)
                                                                      ------                --------------
              TOTAL NET ASSETS                                        100.00%               $  295,275,949
                                                                      ------                --------------
                                                                      ------                --------------
----------------------------------------------------------------------------------------------------------

  +  NON-INCOME EARNING SECURITIES.
  * COST FOR FEDERAL INCOME TAX PURPOSES IS THE SAME AS FOR FINANCIAL STATEMENT PURPOSES AND NET UNREALIZED APPRECIATION CONSISTS OF:

Gross Unrealized Appreciation   $ 65,442,764
Gross Unrealized Depreciation     (2,639,474)
                                ------------
NET UNREALIZED APPRECIATION     $ 62,803,290
                                ------------
                                ------------

The accompanying notes are an integral part of these financial statements.

                                                           ---------------------

EQUITY INDEX FUND
-------------------------------------------------
PORTFOLIO OF INVESTMENTS  - MARCH 31, 1998

  SHARES     SECURITY NAME                                                       COST          VALUE
             COMMON STOCKS - 99.10%
     23,775  3Com Corp+                                                      $  1,112,235  $     854,414
     51,158  Abbott Laboratories                                                  983,176      3,852,837
      4,914  Adobe Systems Inc                                                    226,283        222,051
      9,534  Advanced Micro Devices+                                              197,756        277,082
      1,874  Aeroquip-Vickers Inc                                                  52,210        108,341
      9,986  Aetna Inc                                                            806,280        833,207
      7,349  Ahmanson (H F) & Co                                                  186,881        569,548
      7,892  Air Products & Chemicals Inc                                         250,019        654,050
     33,763  Airtouch Communications Inc+                                         544,466      1,652,277
      3,768  Alberto-Culver Co Class B                                             34,307        114,689
     16,388  Albertson's Inc                                                      207,148        862,419
     15,230  Alcan Aluminium Ltd                                                  292,093        475,938
     12,272  Allegheny Teledyne Inc                                               224,282        341,315
      4,350  Allergan Inc                                                         115,250        165,300
        217  Allergan Specialty Therapeutics Inc+                                   1,899          2,631
     37,756  Allied Signal Inc                                                    457,185      1,585,752
     28,656  Allstate Corp                                                        645,465      2,634,561
     12,390  Alltel Corp                                                          382,837        541,288
     11,494  Aluminum Co of America                                               336,568        790,931
      5,703  ALZA Corp+                                                           156,741        255,566
      6,153  Amerada Hess Corp                                                    243,083        358,797
      9,223  Ameren Corp                                                          336,638        388,519
     12,682  American Electric Power Inc                                          372,004        637,271
     31,072  American Express Corp                                                845,336      2,852,798
     16,940  American General Corp                                                384,644      1,095,806
      4,950  American Greetings Corp Class A                                       92,718        227,700
     43,482  American Home Products Corp                                        1,204,395      4,147,096
     46,917  American International Group Inc                                   1,057,174      5,908,610
     18,230  American Stores Co                                                   162,750        473,980
     73,204  Ameritech Corp                                                     1,010,945      3,619,023
     17,600  Amgen Inc+                                                           637,304      1,071,400
     32,590  Amoco Corp                                                         1,443,828      2,814,961
     14,695  AMP Inc                                                              406,160        643,825
      6,099  AMR Corp+                                                            412,756        873,301

------------------------
52

                                                               EQUITY INDEX FUND

  SHARES     SECURITY NAME                                                       COST          VALUE
             COMMON STOCKS (CONTINUED)
      4,042  Anadarko Petroleum Corp                                         $    272,915  $     278,898
      6,060  Andrew Corp+                                                          19,037        120,064
     32,772  Anheuser-Busch Inc                                                   641,133      1,517,753
     11,216  Aon Corp                                                             409,647        726,236
      6,370  Apache Corp                                                          228,889        234,098
      8,570  Apple Computer Inc+                                                  327,021        235,675
     24,404  Applied Materials Inc+                                               340,486        861,766
     38,273  Archer-Daniels-Midland Co                                            336,159        839,614
      7,263  Armco Inc+                                                            64,050         42,670
      2,677  Armstrong World Industries Inc                                       108,796        231,728
      2,737  ASARCO Inc                                                            68,854         73,044
      5,050  Ashland Inc                                                          189,645        285,956
    108,728  AT & T Corp                                                        2,765,477      7,135,275
     21,440  Atlantic Richfield Corp                                              973,934      1,685,720
      3,200  Autodesk Inc                                                          64,362        138,000
     20,008  Automatic Data Processing                                            350,254      1,361,795
     10,143  AutoZone Inc+                                                        276,810        343,594
      6,900  Avery Dennison Corp                                                   74,848        368,288
      8,808  Avon Products Inc                                                    168,120        687,024
     11,306  Baker Hughes Inc                                                     268,100        455,067
      1,991  Ball Corp                                                             64,439         65,205
      9,885  Baltimore Gas & Electric Co                                          208,984        323,116
     42,244  Banc One Corp                                                      1,308,707      2,671,933
     25,174  Bank of New York Inc                                                 445,851      1,581,242
     46,412  BankAmerica Corp                                                     878,698      3,834,792
      9,725  BankBoston Corp                                                      338,993      1,072,181
      6,530  Bankers Trust N Y Corp                                               420,818        785,641
      3,812  Bard (C R) Inc                                                        86,792        140,091
     24,957  Barrick Gold Corp                                                    736,792        539,695
     15,408  Battle Mountain Gold Co                                              131,319         98,226
      3,668  Bausch & Lomb Inc                                                    110,743        167,582
     18,750  Baxter International Inc                                             422,637      1,033,594
     14,714  Bay Networks Inc+                                                    665,937        399,117
      9,538  BB&T Corp                                                            619,303        645,603
      8,216  Becton Dickinson & Co                                                139,128        559,202
     51,940  Bell Atlantic Corp                                                 2,277,578      5,323,850
     66,308  BellSouth Corp                                                     1,520,121      4,479,934

                                                           ---------------------

EQUITY INDEX FUND

  SHARES     SECURITY NAME                                                       COST          VALUE
             COMMON STOCKS (CONTINUED)
      3,544  Bemis Co Inc                                                    $     45,356  $     159,923
      3,506  Beneficial Corp                                                      107,412        435,840
      9,628  Bestfoods                                                            281,043      1,125,273
      7,621  Bethlehem Steel Corp+                                                120,234        103,360
      7,450  Biomet Inc+                                                           71,796        223,500
      6,376  Black & Decker Corp                                                  142,246        338,327
      6,994  Block (H & R) Inc                                                    144,881        332,652
     66,879  Boeing Co                                                          1,024,864      3,486,068
      3,754  Boise Cascade Corp                                                   140,159        135,379
     13,064  Boston Scientific Corp+                                              365,375        881,820
      1,652  Briggs & Stratton Corp                                                31,885         75,682
     66,498  Bristol-Myers Squibb Co                                            1,724,207      6,936,573
      4,658  Brown-Forman Corp Class B                                            101,123        256,190
     13,258  Browning-Ferris Industries Inc                                       366,567        432,542
      6,669  Brunswick Corp                                                       122,375        232,581
     10,436  Burlington Northern Santa Fe                                         399,038      1,085,344
     11,836  Burlington Resources Inc                                             470,615        567,388
     10,542  Cabletron Systems Inc+                                               290,305        153,518
     30,628  Campbell Soup Co                                                     361,608      1,738,139
      7,366  Cardinal Health Inc                                                  427,140        649,589
     10,100  Carolina Power & Light Co                                            237,490        457,025
      5,054  Case Corp                                                            223,805        344,304
     24,912  Caterpillar Inc                                                      337,122      1,371,717
     47,662  CBS Corp+                                                          1,134,446      1,617,529
     54,279  Cendant Corp+                                                      1,295,895      2,150,805
      3,908  Centex Corp                                                           37,882        148,993
     14,242  Central & South West Corp                                            284,150        380,974
      5,096  Ceridian Corp+                                                       156,079        274,866
      6,398  Champion International Corp                                          214,304        347,491
      7,106  Charming Shoppes Inc+                                                 90,134         33,754
     28,180  Chase Manhattan Bank                                                 988,500      3,800,778
     43,946  Chevron Corp                                                       1,394,146      3,529,413
     44,291  Chrysler Corp                                                        728,123      1,840,845
     11,348  Chubb Corp                                                           286,699        889,400
      4,949  CIGNA Corp                                                           318,388      1,014,545
      3,631  Cincinnati Financial Corp                                            509,082        454,783
      2,692  Cincinnati Milacron Inc                                               60,127         85,808

------------------------
54

                                                               EQUITY INDEX FUND

  SHARES     SECURITY NAME                                                       COST          VALUE
             COMMON STOCKS (CONTINUED)
     10,571  Cinergy Corp                                                    $    229,209  $     391,127
      6,600  Circuit City Stores Inc                                               99,692        282,150
     68,113  Cisco Systems Inc+                                                 1,195,801      4,657,226
     30,532  Citicorp                                                           1,161,430      4,335,544
      6,541  Clear Channel Communications Inc+                                    441,718        641,018
      6,872  Clorox Co                                                            125,742        588,845
      7,082  Coastal Corp                                                         174,156        461,215
    165,452  Coca-Cola Co                                                       1,805,323     12,812,189
     10,832  Cognizant Corp                                                       320,059        621,486
     19,746  Colgate-Palmolive Co                                                 366,009      1,710,497
      3,698  Columbia Gas System Inc                                              153,741        287,520
     43,350  Columbia HCA Healthcare Corp                                       1,110,536      1,398,038
     23,363  Comcast Corp Class A                                                 486,643        825,006
      7,055  Comerica Inc                                                         266,788        746,507
    101,342  Compaq Computer Corp                                                 514,985      2,622,224
     36,519  Computer Associates International Inc                                210,794      2,108,972
     10,372  Computer Sciences Corp+                                              187,434        570,460
     31,590  ConAgra Inc                                                          350,619      1,014,829
     12,581  Conseco Inc                                                          461,040        712,399
     15,764  Consolidated Edison Inc+                                             389,000        736,967
      6,399  Consolidated Natural Gas Co                                          255,181        369,142
      7,188  Consolidated Stores Corp+                                            313,792        308,635
      8,144  Cooper Industries Inc                                                309,440        484,059
      5,250  Cooper Tire & Rubber Co                                               67,508        124,688
      2,459  Coors (Adolph) Co Class B                                             50,302         86,065
     13,248  CoreStates Financial Corp                                            417,568      1,189,008
     15,472  Corning Inc                                                          313,967        684,636
     14,184  Costco Companies Inc+                                                281,324        758,844
      7,265  Countrywide Credit Industries Inc                                    242,589        386,407
      3,116  Crane Co                                                              37,756        165,148
      8,551  Crown Cork & Seal Co                                                 242,667        457,479
     14,610  CSX Corp                                                             326,885        869,295
      2,584  Cummins Engine Co Inc                                                 88,521        142,443
     11,504  CVS Corp                                                             453,044        868,552
      6,293  Cyprus Amax Minerals                                                 164,608        104,621
      7,000  Dana Corp                                                            145,733        407,313
     10,302  Darden Restaurants Inc                                                67,791        160,325

                                                           ---------------------

EQUITY INDEX FUND

  SHARES     SECURITY NAME                                                       COST          VALUE
             COMMON STOCKS (CONTINUED)
      3,240  Data General Corp+                                              $     74,662  $      57,308
     14,642  Dayton-Hudson Corp                                                   272,773      1,288,496
     16,891  Deere & Co                                                           274,116      1,046,186
     43,728  Dell Computer Corp+                                                  381,509      2,962,572
      4,984  Delta Air Lines Inc                                                  345,417        589,358
      5,396  Deluxe Corp                                                          192,177        177,731
      9,865  Digital Equipment Corp+                                              952,991        516,063
      7,418  Dillards Inc Class A                                                 170,956        274,002
     45,194  Disney (Walt) Co                                                   1,498,751      4,824,460
     12,940  Dominion Resources Inc                                               418,902        543,480
      9,754  Donnelley (R R) & Sons Co                                            217,466        400,524
     14,908  Dover Corp                                                           131,020        566,504
     15,205  Dow Chemical Co                                                      820,731      1,478,686
      6,395  Dow Jones & Co Inc                                                   248,691        338,535
     11,739  Dresser Industries Inc                                               208,413        564,206
      7,882  DSC Communications Corp+                                              86,143        143,354
      9,752  DTE Energy Co                                                        218,906        383,376
     24,124  Duke Power Co                                                        600,233      1,436,886
     11,432  Dun & Bradstreet Corp                                                231,589        390,832
     75,722  DuPont (E I) de Nemours                                            1,638,715      5,149,096
      1,364  Eastern Enterprises                                                   37,920         58,652
      5,206  Eastman Chemical Co                                                  213,765        351,080
     21,775  Eastman Kodak Co                                                     865,996      1,412,653
      5,188  Eaton Corp                                                           178,855        493,833
      4,171  Echlin Inc                                                            79,750        218,717
      8,600  Ecolab Inc                                                            62,906        249,400
     25,512  Edison International                                                 456,103        749,415
      3,026  EG & G Inc                                                            57,586         87,943
     33,166  EMC Corp+                                                            376,465      1,254,089
     29,664  Emerson Electric Co                                                  645,117      1,933,722
      9,672  Engelhard Corp                                                        83,081        183,768
     21,294  Enron Corp                                                           461,843        987,509
     16,284  Entergy Corp                                                         373,931        484,449
     10,004  Equifax Inc                                                          317,631        365,146
    164,972  Exxon Corp                                                         3,989,489     11,156,232
      9,771  FDX Corp                                                             337,348        694,962
     46,500  Federal Home Loan Mortgage Corp                                      554,385      2,205,844

------------------------
56

                                                               EQUITY INDEX FUND

  SHARES     SECURITY NAME                                                       COST          VALUE
             COMMON STOCKS (CONTINUED)
     70,992  Federal National Mortgage Association                           $    717,039  $   4,490,244
     14,053  Federated Department Stores Inc+                                     383,154        728,121
     10,330  Fifth Third Bancorp                                                  401,291        883,215
     19,513  First Chicago NBD Corp                                               444,930      1,719,583
     28,626  First Data Corp                                                      831,728        930,345
     43,212  First Union Corp                                                     950,503      2,452,281
     15,428  First Energy Corp                                                    344,645        475,375
     18,190  Fleet Financial Group Inc                                            589,318      1,547,287
      2,446  Fleetwood Enterprises Inc                                             40,942        113,892
      5,626  Fluor Corp                                                           153,270        279,894
      2,467  FMC Corp+                                                             89,088        193,660
     80,286  Ford Motor Co                                                      1,887,251      5,203,536
     13,926  Fort James Corp                                                      525,195        637,985
     11,458  Fortune Brands Inc                                                   256,984        456,888
      2,732  Foster Wheeler Corp                                                   63,485         83,497
     12,137  FPL Group Inc                                                        403,840        779,802
     12,919  Freeport McMoRan Copper & Gold Inc Class B                           354,316        257,573
     10,994  Frontier Corp                                                        249,004        357,992
      4,919  Fruit of the Loom Inc Class A+                                       134,364        150,644
     18,998  Gannett Co Inc                                                       432,453      1,365,481
     26,926  Gap Inc                                                              189,000      1,211,670
      4,228  General Dynamics Corp                                                 97,479        364,137
    219,031  General Electric Co                                                3,533,138     18,877,734
      9,889  General Instrument Corp+                                             180,127        207,051
     10,602  General Mills Inc                                                    346,327        805,752
     47,357  General Motors Corp                                                1,872,174      3,193,638
      5,263  General Re Corp                                                      409,340      1,161,149
      3,368  General Signal Corp                                                   93,177        157,454
     11,980  Genuine Parts Co                                                     216,406        456,738
      6,235  Georgia-Pacific Corp                                                 217,407        403,716
      4,000  Giant Food Inc Class A                                                91,101        154,500
     37,493  Gillette Co                                                        1,081,030      4,449,950
      3,850  Golden West Financial                                                104,510        368,878
      4,791  Goodrich (B F) Co                                                    138,763        244,640
     10,476  Goodyear Tire & Rubber Co                                            297,041        793,557
      8,527  GPU Inc                                                              261,679        377,320
      4,997  Grace W.R. & Co                                                      267,107        418,186

                                                           ---------------------

EQUITY INDEX FUND

  SHARES     SECURITY NAME                                                       COST          VALUE
             COMMON STOCKS (CONTINUED)
      3,292  Grainger (W W) Inc                                              $    116,660  $     338,459
      2,543  Great Atlantic & Pacific Tea Co                                       91,312         76,926
      4,000  Great Lakes Chemical Corp                                            223,826        216,000
      9,101  Green Tree Financial Corp                                            308,452        258,810
     64,031  GTE Corp                                                           1,796,726      3,833,856
     10,126  Guidant Corp                                                         294,810        742,995
     17,532  Halliburton Co                                                       324,155        879,887
      4,726  Harcourt General Inc                                                 113,506        261,702
      2,100  Harland (John H) Co                                                   51,059         32,681
      3,266  Harnischfeger Industries Inc                                          81,771        111,656
      6,712  Harrah's Entertainment Inc+                                           48,624        164,864
      5,316  Harris Corp                                                          100,191        277,097
      7,869  Hartford Financial Services Group                                    202,817        853,787
      8,482  Hasbro Inc                                                           105,302        299,521
     14,095  HBO & Co                                                             668,129        850,986
     26,363  Healthsouth Corp+                                                    560,709        739,812
     24,589  Heinz (H J) Co                                                       471,540      1,435,383
      3,300  Helmerich & Payne Inc                                                 40,531        103,125
      6,506  Hercules Inc                                                         128,547        321,234
      9,522  Hershey Foods Corp                                                   159,167        682,013
     69,648  Hewlett Packard Co                                                 1,185,259      4,413,942
     16,793  Hilton Hotels Corp                                                   208,878        535,277
     48,910  Home Depot Inc                                                       665,534      3,298,368
      9,790  Homestake Mining Co                                                  152,783        106,466
      8,504  Honeywell Inc                                                        195,427        703,175
      7,188  Household International Inc                                          250,461        990,147
     19,061  Houston Industries Inc                                               356,100        548,004
     10,978  Humana Inc+                                                          306,879        272,392
     12,806  Huntington Bancshares Inc                                            441,429        466,619
      8,860  IKON Office Solutions                                                179,248        306,224
     16,728  Illinois Tool Works Inc                                              234,585      1,083,138
     11,138  Inco Ltd                                                             278,392        208,141
     11,101  Ingersoll-Rand Co                                                    159,441        532,154
      3,300  Inland Steel Industries Inc                                           90,959         91,163
    109,495  Intel Corp                                                           779,621      8,547,453
     65,043  International Business Machines Corp                               4,014,872      6,756,342
      7,263  International Flavors & Fragrances                                   155,286        342,269

------------------------
58

                                                               EQUITY INDEX FUND

  SHARES     SECURITY NAME                                                       COST          VALUE
             COMMON STOCKS (CONTINUED)
     20,231  International Paper Co                                          $    559,397  $     947,064
      8,400  Interpublic Group Cos Inc                                            194,664        521,850
      7,969  ITT Industries Inc                                                    92,443        303,320
      4,703  Jefferson-Pilot Corp                                                  90,605        418,273
     89,973  Johnson & Johnson                                                  1,557,908      6,596,146
      5,634  Johnson Controls Inc                                                  96,753        341,913
      2,600  Jostens Inc                                                           67,345         62,400
     32,660  K Mart Corp                                                          620,611        545,014
      2,627  Kaufman & Broad Home Corp                                             34,016         85,542
     27,470  Kellogg Co                                                           511,352      1,184,644
      3,183  Kerr-McGee Corp                                                      125,462        221,417
     29,344  KeyCorp                                                              478,138      1,109,570
     37,188  Kimberly-Clark Corp                                                  617,676      1,864,049
      4,900  King World Productions+                                               56,717        143,325
      5,681  KLA Instruments Corp+                                                426,293        217,298
      5,676  Knight-Ridder Inc                                                    152,975        317,147
     17,040  Kroger Co+                                                           136,387        787,035
     22,064  Laidlaw Inc                                                          201,645        350,266
      6,837  Lehman Brothers Holdings                                             350,921        511,920
     74,223  Lilly (Eli) & Co                                                   1,112,900      4,425,546
     18,185  Limited Inc                                                          384,276        521,682
      6,880  Lincoln National Corp                                                222,168        583,940
      4,492  Liz Claiborne Inc                                                    135,422        224,039
     13,030  Lockheed Martin Corp                                                 465,400      1,465,875
      7,726  Loews Corp                                                           431,824        805,436
      2,590  Longs Drug Stores Corp                                                45,538         78,833
      7,312  Louisiana-Pacific Corp                                               110,101        170,004
     11,710  Lowe's Co Inc                                                        156,620        821,896
      9,452  LSI Logic Corp+                                                      342,320        238,663
     43,533  Lucent Technologies Inc                                            1,577,600      5,566,782
      4,854  Mallinckrodt Inc                                                     100,303        191,733
      4,301  Manor Care Inc                                                        44,840        159,137
      8,504  Marriott International Inc                                            53,644        316,243
      8,504  Marriott International Inc Class A                                    52,034        304,550
     11,332  Marsh & McLennan Companies Inc                                       463,220        989,425
     11,086  Masco Corp                                                           332,117        659,617
     19,482  Mattel Inc                                                           222,418        771,974

                                                           ---------------------

EQUITY INDEX FUND

  SHARES     SECURITY NAME                                                       COST          VALUE
             COMMON STOCKS (CONTINUED)
     15,510  May Department Stores Co                                        $    348,050  $     984,885
      6,368  Maytag Corp                                                          137,255        304,470
      6,548  MBIA Inc                                                             349,759        507,470
     33,543  MBNA Corp                                                            138,071      1,201,259
      3,734  McDermott International Inc                                           88,925        154,261
     46,066  McDonald's Corp                                                      772,221      2,763,960
      6,616  McGraw-Hill Inc                                                      217,348        503,230
     46,642  MCI Communications                                                   697,787      2,308,779
      7,018  Mead Corp                                                            118,337        251,332
     31,408  Medtronic Inc                                                        215,829      1,629,290
     17,008  Mellon Bank Corp                                                     307,018      1,080,008
      8,751  Mercantile Bancorporation                                            494,145        479,664
      2,462  Mercantile Stores Co Inc                                             102,012        165,416
     80,155  Merck & Co Inc                                                     2,287,790     10,289,898
      3,592  Meredith Corp                                                         31,039        151,313
     22,326  Merrill Lynch & Co Inc                                               263,618      1,853,058
      7,628  MGIC Investment Corp                                                 238,811        501,064
     14,094  Micron Technology Inc+                                               270,627        409,607
    163,004  Microsoft Corp+                                                    2,597,646     14,588,858
      2,900  Millipore Corp                                                        54,655        100,775
     27,313  Minnesota Mining & Manufacturing Co                                1,003,095      2,490,604
     11,992  Mirage Resorts Inc+                                                  326,704        291,556
     52,480  Mobil Corp                                                         1,434,451      4,021,280
     39,690  Monsanto Co                                                          385,040      2,063,880
      6,000  Moore Corp Ltd                                                       144,526         99,750
     11,928  Morgan (J P) & Co Inc                                                592,337      1,602,080
     39,601  Morgan St Dean Witter Discover                                       960,484      2,885,923
      8,956  Mortan International Inc                                             110,313        293,869
     39,972  Motorola Inc                                                         885,611      2,423,303
        595  NACCO Industries Inc Class A                                          22,972         79,730
      4,450  Nalco Chemical Co                                                    123,998        180,503
     14,320  National City Corp                                                   448,784      1,049,835
     10,892  National Semiconductor+                                              176,106        228,051
      2,927  National Service Industries Inc                                       74,739        172,144
     63,251  NationsBank Corp                                                   1,325,345      4,613,370
      4,997  Navistar International+                                              151,564        174,895
      6,453  New York Times Co Class A                                            197,864        451,710

------------------------
60

                                                               EQUITY INDEX FUND

  SHARES     SECURITY NAME                                                       COST          VALUE
             COMMON STOCKS (CONTINUED)
     10,700  Newell Co                                                       $    174,155  $     518,281
     10,430  Newmont Mining Corp                                                  330,788        318,767
      9,667  Niagara Mohawk Power Corp+                                           168,355        125,671
      3,200  NICOR Inc                                                             66,298        135,200
     19,400  Nike Inc Class B                                                     161,584        858,450
      5,150  Nordstrom Inc                                                        162,390        328,634
     25,265  Norfolk Southern Corp                                                348,856        944,279
      4,933  Northern States Power Co                                             181,476        291,047
     35,074  Northern Telecom Ltd                                                 471,692      2,266,657
      7,437  Northern Trust Corp                                                  515,124        555,916
      4,519  Northrop Grumman Corp                                                233,366        485,510
     50,554  Norwest Corp                                                         488,426      2,101,151
     23,368  Novell Inc+                                                          560,504        250,476
      5,926  Nucor Corp                                                           109,033        322,597
     22,651  Occidental Petroleum Corp                                            630,186        663,957
     10,812  Omnicom Group                                                        424,350        508,840
      2,060  ONEOK Inc                                                             38,246         83,945
     65,649  Oracle Systems Corp+                                                 302,635      2,072,047
      7,072  Oryx Energy Co+                                                      186,136        183,872
      3,593  Owens Corning Fiberglass Corp                                         91,088        129,123
      9,356  Owens-Illinois Inc+                                                  340,538        404,647
      5,170  PACCAR Inc                                                            86,562        307,938
      5,593  Pacific Enterprises                                                  224,978        228,264
     19,800  PacifiCorp                                                           380,066        487,575
      8,550  Pall Corp                                                            108,384        183,825
     17,028  Parametric Technology Corp+                                          349,392        567,245
      7,504  Parker Hannifin Corp                                                 108,710        384,580
     14,918  PECO Energy Co                                                       332,879        330,061
     16,705  Penney (J C) Co Inc                                                  515,518      1,264,360
      3,167  Pennzoil Co                                                          210,351        204,667
      2,394  Peoples Energy Corp                                                   56,639         87,082
      4,150  Pep Boys-Manny Moe & Jack                                             71,317         96,228
    101,528  Pepsico Inc                                                        1,002,818      4,333,977
      3,171  Perkin-Elmer Corp                                                    122,051        229,303
     86,520  Pfizer Inc                                                         1,070,189      8,624,963
     29,353  PG&E Corp                                                            726,684        968,649
     33,967  Pharmacia and Upjohn Inc                                           1,069,131      1,486,056

                                                           ---------------------

EQUITY INDEX FUND

  SHARES     SECURITY NAME                                                       COST          VALUE
             COMMON STOCKS (CONTINUED)
      3,920  Phelps Dodge Corp                                               $    119,560  $     253,085
    162,214  Philip Morris Co Inc                                               2,174,714      6,762,296
     17,619  Phillips Petroleum Co                                                352,967        879,849
      4,424  Pioneer Hi Bred International Inc                                    168,178        431,617
     19,352  Pitney Bowes Inc                                                     240,866        971,229
     16,063  Placer Dome Inc                                                      250,440        211,831
     20,457  PNC Bank Corp                                                        556,775      1,226,141
      3,009  Polaroid Corp                                                        104,775        132,396
      1,971  Potlatch Corp                                                         70,259         84,876
     11,076  PP & L Resources Inc                                                 285,972        261,671
     11,870  PPG Industries Inc                                                   296,677        806,418
     10,594  Praxair Inc                                                          188,051        544,929
     89,887  Procter & Gamble Co                                                1,496,417      7,584,216
      4,856  Progressive Corp Ohio                                                530,823        654,043
      6,340  Providian Financial Corp                                              51,221        364,154
     15,571  Public Services Enterprise Group                                     420,724        589,752
      1,438  Pulte Corp                                                            24,105         66,867
      9,280  Quaker Oats Co                                                       223,005        531,280
      7,170  Ralston-Purina Group                                                 276,614        760,020
      5,800  Raychem Corp                                                         124,643        241,063
     22,666  Raytheon Corp Class B                                                701,998      1,323,128
      3,804  Reebok International Ltd                                              85,915        116,022
      3,636  Republic New York Corp                                               213,515        484,952
      4,920  Reynolds Metals Co                                                   239,744        302,273
     17,264  Rite Aid Corp                                                        234,419        591,292
     13,974  Rockwell International Corp                                          312,129        801,758
      4,109  Rohm & Haas Co                                                       173,205        424,511
      5,839  Rowan Co Inc+                                                         48,452        169,331
    143,484  Royal Dutch Petroleum Co                                           2,463,191      8,151,685
     10,004  Rubbermaid Inc                                                       195,697        285,114
      2,470  Russell Corp                                                          52,759         66,227
      5,156  Ryder System Inc                                                     136,930        195,928
      9,466  SAFECO Corp                                                          195,564        517,376
      4,000  Safety-Kleen Corp                                                    103,618        113,500
     32,076  Sara Lee Corp                                                        515,098      1,976,684
    122,678  SBC Communication Inc                                              1,613,634      5,351,829
     48,972  Schering-Plough Corp                                                 468,822      4,000,400

------------------------
62

                                                               EQUITY INDEX FUND

  SHARES     SECURITY NAME                                                       COST          VALUE
             COMMON STOCKS (CONTINUED)
     33,262  Schlumberger Ltd                                                $    807,705  $   2,519,597
     17,765  Schwab (Charles) Corp                                                474,980        675,070
      5,296  Scientific-Atlanta Inc                                                33,115        103,603
     16,396  Seagate Technology Inc+                                              469,372        413,999
     23,824  Seagram Co Ltd                                                       500,201        909,779
     26,191  Sears Roebuck & Co                                                   544,582      1,504,346
     16,902  Service Corp International                                           215,285        717,279
      1,662  Shared Medical System Corp                                            47,469        130,259
     11,572  Sherwin Williams Co                                                  110,035        410,806
      6,724  Sigma-Aldrich Corp                                                   128,780        250,469
     12,546  Silicon Graphics Inc+                                                396,556        174,860
      4,059  Snap-On Inc                                                           92,209        185,192
      7,384  Sonat Inc                                                            181,977        321,204
     46,157  Southern Co                                                          663,278      1,277,972
     14,661  Southwest Airlines Co                                                279,092        433,416
      1,365  Springs Industries Inc Class A                                        46,634         74,990
     28,800  Sprint Corp                                                          890,337      1,949,400
      6,153  St Jude Medical Inc+                                                 149,797        205,741
      5,606  St Paul Co Inc                                                       159,429        499,635
      6,010  Stanley Works                                                        104,970        335,058
     10,756  State Street Corp                                                    547,548        732,080
      6,741  Stone Container Corp                                                 147,486         84,263
     11,747  Summit Bancorp                                                       587,174        588,084
      4,807  Sun Co Inc                                                           153,733        196,486
     25,100  Sun Microsystems Inc+                                                194,618      1,047,141
     13,091  Sunamerica Inc                                                       491,801        626,732
     14,100  SunTrust Banks Inc                                                   203,556      1,062,788
      4,052  Supervalu Inc                                                        108,241        188,925
     11,696  Synovus Financial Corp                                               378,567        434,214
     22,884  Sysco Corp                                                           167,851        586,403
      6,918  Tandy Corp                                                           143,540        325,146
      3,386  Tektronix Inc                                                         70,229        151,078
     33,902  Tele-Communication Inc Class A+                                      447,353      1,054,140
     12,128  Tellabs Inc+                                                         293,327        814,092
      3,796  Temple-Inland Inc                                                    131,114        235,827
     20,434  Tenet Healthcare Corp+                                               379,580        742,010
     11,414  Tenneco                                                              454,640        487,235

                                                           ---------------------

EQUITY INDEX FUND

  SHARES     SECURITY NAME                                                       COST          VALUE
             COMMON STOCKS (CONTINUED)
     36,714  Texaco Inc                                                      $    928,612  $   2,212,019
     26,120  Texas Instruments Inc                                                382,189      1,413,745
     16,498  Texas Utilities Co                                                   607,179        648,578
     10,992  Textron Inc                                                          196,184        846,384
     10,082  Thermo Electron Corp+                                                412,859        407,061
      3,643  Thomas & Betts Corp                                                  118,540        233,152
     38,649  Time Warner Inc                                                    1,232,972      2,782,728
      5,952  Times Mirror Co Class A                                              157,273        377,208
      4,176  Timken Co                                                             62,120        141,201
     10,920  TJX Companies Inc                                                    130,955        494,130
      9,400  Torchmark Corp                                                       148,905        430,638
     19,150  Toys R Us Inc+                                                       433,744        575,697
      4,165  Transamerica Corp                                                    174,779        485,223
     76,710  Travelers Group Inc                                                  955,126      4,602,600
      8,222  Tribune Co                                                           173,664        579,651
     10,113  Tricon Global Restaurants Inc+                                        84,739        304,016
      8,236  TRW Inc                                                              216,745        454,010
      4,100  Tupperware Corp                                                       65,029        109,163
     38,236  Tyco International Ltd+                                            1,459,803      2,088,642
     16,436  U.S. Bancorp                                                         754,515      2,050,391
     32,332  U.S. West Inc+                                                       643,094      1,770,177
     40,658  U.S. West Media Group+                                               606,167      1,412,866
     14,494  Unicom Corp                                                          492,140        507,290
     42,860  Unilever NV                                                          761,501      2,941,268
      4,682  Union Camp Corp                                                      193,644        279,750
      8,229  Union Carbide Corp                                                   113,955        412,479
     16,510  Union Pacific Corp                                                   507,545        927,656
     16,995  Union Pacific Resources Group Inc                                    331,376        405,756
     16,671  Unisys Corp+                                                         396,933        316,749
     12,565  United Healthcare Corp                                               588,683        813,584
      5,050  United States Surgical                                               415,311        166,650
     15,556  United Technologies Corp                                             417,221      1,436,013
     16,460  Unocal Corp                                                          352,529        636,796
      9,254  UNUM Corp                                                            262,251        510,705
      6,110  USAir Group Inc+                                                     208,021        452,904
      7,475  USF & G Corp                                                         215,656        186,408
     12,340  UST Inc                                                              188,681        397,965

------------------------
64

                                                               EQUITY INDEX FUND

  SHARES     SECURITY NAME                                                       COST          VALUE
             COMMON STOCKS (CONTINUED)
     19,322  USX - Marathon Group                                            $    460,647  $     726,990
      5,790  USX - US Steel Group                                                 158,830        218,573
      8,132  VF Corp                                                              161,611        427,438
     23,611  Viacom Inc Class B+                                                  827,028      1,269,091
      3,063  Vlasic Foods International Inc+                                       16,513         78,293
     13,742  Wachovia Corp                                                        676,993      1,165,493
    150,764  Wal Mart Stores Inc                                                2,122,370      7,660,696
     32,960  Walgreen Co                                                          200,711      1,159,780
     18,236  Warner Lambert Co                                                    452,485      3,105,819
     17,244  Washington Mutual Inc                                                756,359      1,236,718
     30,422  Waste Management Inc                                                 815,834        937,378
      5,811  Wells Fargo & Co                                                     508,263      1,924,894
      8,859  Wendy's International Inc                                            117,673        197,666
      3,601  Western Atlas Inc+                                                    85,692        278,627
      6,789  Westvaco Corp                                                        135,919        208,762
     13,362  Weyerhaeuser Co                                                      435,529        754,953
      5,054  Whirlpool Corp                                                       202,466        346,515
      7,472  Willamette Industries Inc                                            255,785        280,667
     28,383  Williams Co Inc                                                      367,281        908,256
      9,936  Winn-Dixie Stores Inc                                                163,814        460,782
      8,998  Woolworth Corp+                                                      229,147        224,950
     67,826  WorldCom Inc+                                                      1,770,174      2,920,757
      6,475  Worthington Industries Inc                                            78,249        117,359
      7,810  Wrigley (Wm) Jr Co                                                   126,719        638,468
     21,832  Xerox Corp                                                           550,497      2,323,705
                                                                             ------------  --------------
             TOTAL COMMON STOCKS                                             $212,394,805  $ 577,460,085

                                                           ---------------------

EQUITY INDEX FUND

                                                               INTEREST        MATURITY
 PRINCIPAL   SECURITY NAME                                       RATE            DATE          VALUE
             U.S. TREASURY SECURITIES - 1.07%
             U.S. TREASURY BILLS - 1.07%
$   150,000  U.S. Treasury Bills**(F)                              5.05%        06/25/98   $     148,211
     50,000  U.S. Treasury Bills(F)                                5.32         04/02/98          49,986
  3,785,000  U.S. Treasury Bills(F)                                5.32         04/16/98       3,776,373
  2,252,000  U.S. Treasury Bills(F)                                5.32         04/23/98       2,244,325
                                                                                           --------------
             TOTAL U.S. TREASURY SECURITIES                                                $   6,218,895
             (Cost $6,219,565)

             TOTAL INVESTMENTS IN SECURITIES

              (Cost $218,614,370)* (Notes 1 and 3)                    100.17%               $  583,678,980
              Other Assets and Liabilities, Net                        (0.17)                     (986,154)
                                                                      ------                --------------
              TOTAL NET ASSETS                                        100.00%               $  582,692,826
                                                                      ------                --------------
                                                                      ------                --------------
----------------------------------------------------------------------------------------------------------

  +  NON-INCOME EARNING SECURITIES.
(F)  YIELD TO MATURITY.
 ** THESE U.S. TREASURY BILLS ARE HELD IN A SEGREGATED ACCOUNT FOR MARGIN REQUIREMENTS ON FUTURES CONTRACTS. AS OF 3/31/98 THE NOTIONAL CONTRACTUAL VALUE OF THE LONG FUTURES CONTRACTS WAS $5,552,500. SEE
     NOTE 1.
  * COST FOR FEDERAL INCOME TAX PURPOSES IS THE SAME AS FOR FINANCIAL STATEMENT PURPOSES AND NET UNREALIZED APPRECIATION CONSISTS OF:

Gross Unrealized Appreciation   $369,553,487
Gross Unrealized Depreciation     (4,488,877)
                                ------------
NET UNREALIZED APPRECIATION     $365,064,610
                                ------------
                                ------------

The accompanying notes are an integral part of these financial statements.

------------------------
66

                                                               EQUITY VALUE FUND
-------------------------------------------------
PORTFOLIO OF INVESTMENTS  - MARCH 31, 1998

  SHARES     SECURITY NAME                                                       COST          VALUE
             COMMON STOCKS - 96.89%
             AEROSPACE - 0.08%
     10,000  BE Aerospace Inc+                                               $    300,000  $     281,250

             AUTOMOBILE & RELATED - 2.12%
     90,000  Chrysler Corp                                                   $  2,975,904  $   3,740,625
     57,600  Ford Motor Co                                                      1,736,906      3,733,200
                                                                             ------------  --------------
                                                                             $  4,712,810  $   7,473,825

             BASIC INDUSTRIES - 1.41%
    178,800  Allegheny Teledyne Inc                                          $  4,515,522  $   4,972,875

             CAPITAL GOODS - 8.69%
      8,000  DT Industries                                                   $    293,000  $     307,000
     66,000  Harris Corp                                                        2,576,588      3,440,250
     58,400  Kennametal Inc                                                     2,183,989      3,073,300
    120,000  Lancaster Colony Corp                                              3,005,991      5,092,500
      9,000  Libbey Inc                                                           341,165        335,250
    100,200  Maytag Corp                                                        2,631,354      4,790,813
    139,100  New Century Energies Inc                                           6,650,284      7,007,163
      8,000  Pillowtex Corp                                                       248,198        387,500
    160,000  Willamette Industries Inc                                          4,660,421      6,010,000
     17,000  Zygo Corporation                                                     292,618        246,491
                                                                             ------------  --------------
                                                                             $ 22,883,608  $  30,690,267

             COMPUTER SYSTEMS - 1.47%
     50,000  International Business Machines Corp                            $  2,661,925  $   5,193,750

             ELECTRICAL EQUIPMENT - 2.35%
      7,500  Cohu Inc                                                        $    318,500  $     285,000
    100,000  Seagate Technology Inc+                                            1,745,440      2,525,000
    140,000  Technitrol Inc                                                     1,480,229      5,486,250
                                                                             ------------  --------------
                                                                             $  3,544,169  $   8,296,250

                                                           ---------------------

EQUITY VALUE FUND

  SHARES     SECURITY NAME                                                       COST          VALUE
             COMMON STOCKS (CONTINUED)
             ENERGY & RELATED - 15.70%
     50,000  Atlantic Richfield Corp                                         $  2,953,240  $   3,931,250
      8,500  Black Hills Corp                                                     203,028        197,094
    230,000  Cabot Corp                                                         7,049,828      8,481,250
     70,000  Exxon Corp                                                         2,344,594      4,733,750
     20,000  Mallon Resources Corp+                                               181,875        186,250
     60,000  Mobil Corp                                                         2,118,677      4,597,500
    152,000  Montana Power Co                                                   5,108,073      5,481,500
     12,000  Northwest Natural Gas                                                312,330        337,500
      8,000  NUI Corp                                                             209,195        219,000
     59,500  Phillips Petroleum Co                                              2,806,708      2,971,281
     14,000  Public Services Co of North Carolina+                                302,697        287,000
     40,000  Royal Dutch Petroleum Co                                           1,195,160      2,272,500
     14,000  Swift Energy Co                                                      287,028        238,875
    118,000  TECO Energy Inc                                                    2,868,580      3,333,500
     20,000  Tesoro Petroleum Corp+                                               325,200        357,500
     49,780  Texaco Inc                                                         1,571,829      2,999,245
    117,000  Tidewater Inc                                                      5,083,428      5,126,063
    214,000  Valero Energy Corp                                                 4,529,293      7,142,250
     80,000  Williams Co Inc                                                    2,144,744      2,560,000
                                                                             ------------  --------------
                                                                             $ 41,595,507  $  55,453,308

             FINANCE & RELATED - 27.36%
    100,000  American Bankers Insurance Group                                $  1,158,776  $   6,450,000
     90,000  BankAmerica Corp                                                   2,000,610      7,436,250
     27,040  Chase Manhattan Bank                                                 930,320      3,647,020
     31,000  CIGNA Corp                                                         5,773,578      6,355,000
      5,000  CNB Bancshares Inc                                                   211,718        244,063
    150,000  Edwards A G & Sons Inc                                             2,606,651      6,562,500
     80,000  First Union Corp                                                   1,969,173      4,540,000
    164,339  Fremont General Corp                                               4,059,464      9,665,187
     90,600  Hartford Financial Services Group                                  8,159,807      9,830,100
     12,000  HCC Insurance Holdings Inc                                           219,351        276,000
     11,500  Kilroy Realty Corp                                                   303,965        328,469
  1,075,000  Mercury Financial Co+                                              2,547,547        806,250
     68,000  Providian Financial Corp                                             685,243      3,905,750

------------------------
68

                                                               EQUITY VALUE FUND

  SHARES     SECURITY NAME                                                       COST          VALUE
             COMMON STOCKS (CONTINUED)
     22,000  Reliance Group Holdings Inc                                     $    290,607  $     420,750
     41,900  Republic New York Corp                                             1,744,592      5,588,413
    129,100  Royal Bank of Canada                                               6,684,894      7,633,038
    111,500  SAFECO Corp                                                        5,142,938      6,094,172
     83,500  Simon Debartolo Group Inc                                          2,811,195      2,859,875
     13,500  South Pacific Funding Corp+                                          199,785        207,563
     65,000  Travelers Group Inc                                                  466,375      3,900,000
    110,000  USF & G Corp                                                       2,172,775      2,743,125
     96,800  Washington Mutual Inc                                              6,558,995      6,942,375
      7,500  Wilshire Financial Services Corp+                                    150,000        189,375
                                                                             ------------  --------------
                                                                             $ 56,848,359  $  96,625,275

             FOOD & RELATED - 3.11%
    145,000  American Stores Co                                              $  3,035,749  $   3,770,000
    116,100  Philip Morris Co Inc                                               2,113,537      4,839,919
     76,000  RJR Nabisco Holdings Corp                                          2,718,820      2,379,750
                                                                             ------------  --------------
                                                                             $  7,868,106  $  10,989,669

             GENERAL BUSINESS & RELATED - 4.88%
      6,000  Borg-Warner Automotive Inc                                      $    333,019  $     384,750
     10,000  Cellstar Corp+                                                       272,813        320,000
     11,000  Central Vermont Public Service                                       156,035        163,625
      7,000  Cleveland Cliffs Inc                                                 309,378        376,250
     40,000  General Electric Co                                                  955,182      3,447,500
     12,000  Gleason Corp                                                         303,000        420,750
     17,000  Intermet Corp                                                        309,245        382,500
     10,000  Quacker Fabric Corp                                                  250,000        255,000
      9,500  Schweitzer-Mauduit International Inc                                 350,598        327,750
      8,500  Standard Commercial Corp                                             152,448        135,469
    343,500  Waste Management Inc                                               9,238,504     10,584,094
     15,000  Wyman Gordon Company                                                 308,815        343,125
      6,000  York Group Inc                                                       168,401        111,000
                                                                             ------------  --------------
                                                                             $ 13,107,438  $  17,251,813

                                                           ---------------------

EQUITY VALUE FUND

  SHARES     SECURITY NAME                                                       COST          VALUE
             COMMON STOCKS (CONTINUED)
             HEALTHCARE - 1.43%
    170,000  Foundation Health Systems Inc                                   $  4,428,165  $   4,685,625
      9,400  Sierra Health Services Inc+                                          340,875        374,825
                                                                             ------------  --------------
                                                                             $  4,769,040  $   5,060,450

             MANUFACTURING PROCESSING - 13.48%
     90,800  Alumax Inc+                                                     $  3,462,073  $   4,103,025
     89,000  Deere & Co                                                         4,658,579      5,512,438
     35,000  Eastman Kodak Co                                                   2,137,760      2,270,625
     93,000  Goodrich (B F) Co                                                  4,162,077      4,748,813
    107,100  Great Lakes Chemical Corp                                          5,192,179      5,783,400
     94,000  Hercules Inc                                                       4,248,021      4,641,250
     10,500  IPSCO INC                                                            281,414        342,563
     80,000  Johnson Controls Inc                                               2,360,389      4,855,000
      8,500  Novel Denim Holdings Ltd+                                            220,375        232,688
    197,300  Owens-Illinois Inc+                                                1,951,269      8,533,225
      5,300  Southdown Inc+                                                       296,943        369,344
     24,000  Tropical Sportswear International+                                   322,812        339,000
    160,000  United Dominion Industries                                         3,560,866      5,190,000
     10,000  Wellman Inc                                                          212,313        216,250
     10,500  Zurn Industries Inc                                                  343,247        497,438
                                                                             ------------  --------------
                                                                             $ 33,410,317  $  47,635,059

             PHARMACEUTICALS - 0.74%
     60,000  Pharmacia and Upjohn Inc                                        $  1,588,076  $   2,625,000

             REAL ESTATE & RELATED - 0.59%
     13,000  Champion Enterprises Inc+                                       $    307,805  $     346,938
      8,700  Chartwell Real Estate Corp                                           283,224        294,713
     13,500  INMC Mortgage Holdings Inc                                           303,904        337,500
      5,000  Professionals Insurance Co+                                          216,250        208,750
     10,000  Selective Insurance Group+                                           259,125        268,750
     12,400  Toll Brothers Inc+                                                   349,494        348,750
      5,500  Vesta Insurance Group Inc                                            314,093        294,938
                                                                             ------------  --------------
                                                                             $  2,033,895  $   2,100,339

------------------------
70

                                                               EQUITY VALUE FUND

  SHARES     SECURITY NAME                                                       COST          VALUE
             COMMON STOCKS (CONTINUED)
             RETAIL & RELATED - 6.26%
    105,000  Costco Companies Inc+                                           $  1,555,625  $   5,617,500
    100,000  Rite Aid Corp                                                      1,481,100      3,425,000
     90,000  Sears Roebuck & Co                                                 3,257,400      5,169,375
     12,000  Syms Corp                                                            145,785        169,500
    309,300  Woolworth Corp+                                                    6,836,254      7,732,500
                                                                             ------------  --------------
                                                                             $ 13,276,164  $  22,113,875

             TELECOMMUNICATIONS - 2.18%
     34,300  Bell Atlantic Corp                                              $  3,295,191  $   3,515,750
     70,000  GTE Corp                                                           2,314,373      4,191,250
                                                                             ------------  --------------
                                                                             $  5,609,564  $   7,707,000

             TRANSPORTATION - 1.63%
     92,200  CSX Corp                                                        $  4,794,290  $   5,485,900
      8,000  USFreightways Corp                                                   251,169        288,000
                                                                             ------------  --------------
                                                                             $  5,045,459  $   5,773,900

             UTILITIES - 3.41%
    100,000  Cinergy Corp                                                    $  2,838,307  $   3,700,000
     54,000  Duke Power Co                                                      2,539,836      3,216,375
    185,000  Southern Co                                                        4,352,344      5,122,188
                                                                             ------------  --------------
                                                                             $  9,730,487  $  12,038,563
             TOTAL COMMON STOCKS                                             $233,500,446  $ 342,282,468
             (Cost $233,500,445)

                                                           ---------------------

EQUITY VALUE FUND

                                                               INTEREST        MATURITY
 PRINCIPAL   SECURITY NAME                                       RATE            DATE          VALUE
             SHORT-TERM INSTRUMENTS - 3.06%
             REPURCHASE AGREEMENTS - 3.06%
$ 3,671,000  Goldman Sachs Pooled Repurchase Agreement -
               102% Collateralized by U.S. Government
               Securities                                          5.90%        04/01/98   $   3,671,000
  1,465,000  HSBC Securities Inc Repurchase Agreement - 102%
               Collateralized by U.S. Government Securities        5.85         04/01/98       1,465,000
    678,000  JP Morgan Securities Inc Repurchase Agreement -
               102% Collateralized by U.S. Government
               Securities                                          5.88         04/01/98         678,000
  5,009,000  Morgan Stanley & Co Repurchase Agreement - 102%
               Collateralized by U.S. Government Securities        5.90         04/01/98       5,009,000
                                                                                           --------------
             TOTAL SHORT-TERM INSTRUMENTS                                                  $  10,823,000
             (Cost $10,823,000)

             TOTAL INVESTMENTS IN SECURITIES

              (Cost $244,323,445)* (Notes 1 and 3)                     99.95%               $  353,105,468
              Other Assets and Liabilities, Net                         0.05                       166,564
                                                                      ------                --------------
              TOTAL NET ASSETS                                        100.00%               $  353,272,032
                                                                      ------                --------------
                                                                      ------                --------------
----------------------------------------------------------------------------------------------------------

  +  NON-INCOME EARNING SECURITIES.
  * COST FOR FEDERAL INCOME TAX PURPOSES IS THE SAME AS FOR FINANCIAL STATEMENT PURPOSES AND NET UNREALIZED APPRECIATION CONSISTS OF:

Gross Unrealized Appreciation   $111,269,443
Gross Unrealized Depreciation     (2,487,420)
                                ------------
NET UNREALIZED APPRECIATION     $108,782,023
                                ------------
                                ------------

The accompanying notes are an integral part of these financial statements.

------------------------
72

                                                                     GROWTH FUND
-------------------------------------------------
PORTFOLIO OF INVESTMENTS  - MARCH 31, 1998

  SHARES     SECURITY NAME                                                       COST          VALUE
             COMMON STOCKS - 96.75%
             AEROSPACE - 1.87%
     40,984  Boeing Co                                                       $  2,407,034  $   2,136,291
     33,979  Lockheed Martin Corp                                               3,765,203      3,822,638
     24,000  United Technologies Corp                                           2,202,238      2,215,500
                                                                             ------------  --------------
                                                                             $  8,374,475  $   8,174,429

             AUTOMOBILE & RELATED - 1.49%
     85,844  Danaher Corp                                                    $  3,778,926  $   6,518,779

             BASIC INDUSTRIES - 4.13%
     91,416  Aluminum Co of America                                          $  5,745,178  $   6,290,564
     84,514  Colgate-Palmolive Co                                               4,302,189      7,321,025
     84,558  Monsanto Co                                                        3,107,269      4,397,016
                                                                             ------------  --------------
                                                                             $ 13,154,636  $  18,008,605

             BEVERAGE BREWING AND DISTRIBUTION - 3.28%
    144,220  Coca-Cola Co                                                    $  9,590,281  $  11,168,036
     73,710  Pepsico Inc                                                        2,751,226      3,146,496
                                                                             ------------  --------------
                                                                             $ 12,341,507  $  14,314,532

             COMMERCIAL SERVICES - 1.59%
    163,050  Service Corp International                                      $  5,546,161  $   6,919,434

             COMPUTER SOFTWARE - 2.86%
    139,408  Microsoft Corp+                                                 $  9,936,690  $  12,477,016

                                                           ---------------------

GROWTH FUND

  SHARES     SECURITY NAME                                                       COST          VALUE
             COMMON STOCKS (CONTINUED)
             COMPUTER SYSTEMS - 5.77%
    100,976  Cisco Systems Inc+                                              $  3,530,824  $   6,904,234
    121,000  EMC Corp+                                                          4,394,077      4,575,313
     35,086  Hewlett Packard Co                                                 2,342,951      2,223,575
     59,062  International Business Machines Corp                               6,531,813      6,135,065
     41,696  Lucent Technologies Inc                                            3,513,440      5,331,876
                                                                             ------------  --------------
                                                                             $ 20,313,105  $  25,170,063

             ENERGY & RELATED - 9.14%
     59,076  Amoco Corp                                                      $  5,273,447  $   5,102,690
     36,600  Anadarko Petroleum Corp                                            2,016,326      2,525,400
    141,678  Exxon Corp                                                         9,020,645      9,580,975
     50,048  FPL Group Inc                                                      2,676,296      3,215,584
     51,674  Mobil Corp                                                         3,717,896      3,959,520
    110,716  Royal Dutch Petroleum Co                                           5,956,103      6,290,053
     40,676  Schlumberger Ltd                                                   3,166,579      3,081,207
     58,054  Texaco Inc                                                         3,166,116      3,497,754
     82,530  Williams Co Inc                                                    2,034,249      2,640,950
                                                                             ------------  --------------
                                                                             $ 37,027,657  $  39,894,133

             ENTERTAINMENT & LEISURE - 0.83%
     33,800  Disney (Walt) Co                                                $  3,201,392  $   3,608,150

             FINANCE & RELATED - 16.19%
     49,648  Allstate Corp                                                   $  4,276,446  $   4,564,513
    119,118  American International Group Inc                                   9,198,704     15,001,423
     97,338  Banc One Corp                                                      4,813,353      6,156,629
    101,630  Chase Manhattan Bank                                              10,729,556     13,707,346
    126,900  Conseco Inc                                                        5,182,018      7,185,713
     90,760  Federal Home Loan Mortgage Corp                                    2,252,365      4,305,428
     68,576  Federal National Mortgage Association                              4,025,868      4,337,432
     66,342  Household International Inc                                        6,210,472      9,138,611
    105,142  MBNA Corp                                                          2,538,474      3,765,398
     66,664  Schwab (Charles) Corp                                              1,949,459      2,533,232
                                                                             ------------  --------------
                                                                             $ 51,176,715  $  70,695,725

------------------------
74

                                                                     GROWTH FUND

  SHARES     SECURITY NAME                                                       COST          VALUE
             COMMON STOCKS (CONTINUED)
             FOOD & RELATED - 2.34%
      6,300  Bestfoods                                                       $    416,384  $     736,313
    169,997  Philip Morris Co Inc                                               6,266,777      7,086,750
     38,900  Sara Lee Corp                                                      2,235,526      2,397,213
                                                                             ------------  --------------
                                                                             $  8,918,687  $  10,220,276

             GENERAL BUSINESS & RELATED - 6.43%
     69,676  DuPont (E I) de Nemours                                         $  4,451,254  $   4,737,968
     26,978  General Electric Co                                               16,059,601     19,562,666
     75,478  Kimberly-Clark Corp                                                3,656,804      3,783,335
                                                                             ------------  --------------
                                                                             $ 24,167,659  $  28,083,969

             HEALTHCARE - 4.11%
     63,100  American Home Products Corp                                     $  4,618,307  $   6,018,163
     34,954  Lilly (Eli) & Co                                                   2,405,320      2,084,132
     62,290  Pfizer Inc                                                         4,805,625      6,209,534
     44,200  Schering-Plough Corp                                               3,318,502      3,610,588
                                                                             ------------  --------------
                                                                             $ 15,147,754  $  17,922,417

             MANUFACTURING PROCESSING - 7.61%
    155,106  Allied Signal Inc                                               $  4,083,978  $   6,514,452
    110,500  Fort James Corp                                                    4,785,702      5,062,281
     73,700  Honeywell Inc                                                      5,665,735      6,094,069
     82,202  Johnson & Johnson                                                  5,417,545      6,026,434
     76,944  Procter & Gamble Co                                                6,239,213      6,492,150
     55,800  Tyco International Ltd+                                            2,843,196      3,048,075
                                                                             ------------  --------------
                                                                             $ 29,035,369  $  33,237,461

             MEDICAL EQUIPMENT & SUPPLIES - 2.24%
     43,486  Abbott Laboratories                                             $  3,079,074  $   3,275,039
    118,322  Baxter International Inc                                           5,217,274      6,522,500
                                                                             ------------  --------------
                                                                             $  8,296,348  $   9,797,539

                                                           ---------------------

GROWTH FUND

  SHARES     SECURITY NAME                                                       COST          VALUE
             COMMON STOCKS (CONTINUED)
             MULTIMEDIA - 1.38%
     72,380  Gannett Co Inc                                                  $  4,451,982  $   5,202,313
     11,948  Tribune Co                                                           483,075        842,334
                                                                             ------------  --------------
                                                                             $  4,935,057  $   6,044,647

             PHARMACEUTICALS - 4.82%
     86,192  Bristol-Myers Squibb Co                                         $  8,360,495  $   8,990,903
     75,100  Merck & Co Inc                                                     7,264,948      9,640,963
     38,400  Smithkline Beecham Plc                                             1,876,444      2,402,400
                                                                             ------------  --------------
                                                                             $ 17,501,887  $  21,034,266

             RETAIL & RELATED - 5.39%
     47,000  Consolidated Stores Corp+                                       $  2,140,737  $   2,018,063
     53,060  Dayton-Hudson Corp                                                 2,997,192      4,669,280
     27,408  Gap Inc                                                              843,522      1,233,360
     53,738  Gillette Co                                                        3,383,480      6,378,029
     32,600  Home Depot Inc                                                     2,264,802      2,198,463
    138,752  Wal Mart Stores Inc                                                5,739,635      7,050,336
                                                                             ------------  --------------
                                                                             $ 17,369,368  $  23,547,531

             SEMICONDUCTORS - 1.16%
     64,808  Intel Corp                                                      $  5,361,489  $   5,059,075

             TELECOMMUNICATIONS - 12.52%
     87,414  AT & T Corp                                                     $  4,581,029  $   5,736,544
    145,276  Bell Atlantic Corp                                                12,507,537     14,890,790
    172,497  Ericsson Telefonaktiebolaget L M Class B                           4,947,140      8,204,389
     82,946  GTE Corp                                                           3,835,324      4,966,392
     46,300  MCI Communications                                                 2,218,662      2,291,850
     60,435  Northern Telecom Ltd                                               3,238,082      3,905,612
     46,408  Portugal Telecom SA - Sponsored                                    2,040,809      2,433,520
    164,804  SBC Communication Inc                                              5,022,812      7,189,575

------------------------
76

                                                                     GROWTH FUND

  SHARES     SECURITY NAME                                                       COST          VALUE
             COMMON STOCKS (CONTINUED)
     33,688  Telecom Italia SPA - Sponsored                                  $  2,210,708  $   2,676,091
     34,740  Tellabs Inc                                                        2,131,803      2,331,923
                                                                             ------------  --------------
                                                                             $ 42,733,906  $  54,626,686

             UTILITIES - 1.60%
    103,886  Edison International                                            $  2,706,620  $   3,051,651
    118,536  PG&E Corp                                                          3,594,794      3,911,688
                                                                             ------------  --------------
                                                                             $  6,301,414  $   6,963,339
             TOTAL COMMON STOCKS                                             $344,620,202  $ 422,318,072

                                                           ---------------------

GROWTH FUND

                                                               INTEREST        MATURITY
 PRINCIPAL   SECURITY NAME                                       RATE            DATE          VALUE
             SHORT-TERM INSTRUMENTS - 3.40%
             REPURCHASE AGREEMENTS - 3.40%
$ 6,938,000  Goldman Sachs Pooled Repurchase Agreement -
               102% Collateralized by U.S. Government
               Securities                                          5.90%        04/01/98   $   6,938,000
  7,900,000  JP Morgan Securities Inc Repurchase Agreement -
               102% Collateralized by U.S. Government
               Securities                                          5.88         04/01/98       7,900,000
                                                                                           --------------
             TOTAL SHORT-TERM INSTRUMENTS                                                  $  14,838,000
             (Cost $14,838,000)

             TOTAL INVESTMENTS IN SECURITIES

              (Cost $359,458,202)* (Notes 1 and 3)                    100.15%               $  437,156,072
              Other Assets and Liabilities, Net                        (0.15)                     (669,850)
                                                                      ------                --------------
              TOTAL NET ASSETS                                        100.00%               $  436,486,222
                                                                      ------                --------------
                                                                      ------                --------------
----------------------------------------------------------------------------------------------------------

  +  NON-INCOME EARNING SECURITIES.
  * COST FOR FEDERAL INCOME TAX PURPOSES IS THE SAME AS FOR FINANCIAL STATEMENT PURPOSES AND NET UNREALIZED APPRECIATION CONSISTS OF:

Gross Unrealized Appreciation   $ 79,942,659
Gross Unrealized Depreciation     (2,244,789)
                                ------------
NET UNREALIZED APPRECIATION     $ 77,697,870
                                ------------
                                ------------

The accompanying notes are an integral part of these financial statements.

------------------------
78

                                                       INTERNATIONAL EQUITY FUND
-------------------------------------------------
PORTFOLIO OF INVESTMENTS  - MARCH 31, 1998

  SHARES     SECURITY NAME                                                       COST          VALUE
             COMMON STOCK - 95.62%
             AUSTRALIA - 0.94%
     85,000  News Corporation Limited (Media - Broadcasting &
               Publishing)                                                   $    550,670  $     561,986

             AUSTRIA - 1.29%
      6,000  OMV AG (Oil & Gas)                                              $    812,096  $     773,360

             BRAZIL - 2.59%
     60,000  Aracruz Celulose SA ADR (Forest Products & Paper)               $  1,034,428  $     900,000
      5,000  Telecomunicacoes Brasileiras SAADR (Communications)                  543,095        649,063
                                                                             ------------  --------------
                                                                             $  1,577,523  $   1,549,063

             CANADA - 3.99%
     10,000  Potash Corporation of Saskatchewan Inc (Chemicals)              $    788,261  $     906,386
     25,000  Royal Bank of Canada (Banking)                                     1,325,154      1,479,292
                                                                             ------------  --------------
                                                                             $  2,113,415  $   2,385,678

             FINLAND - 1.44%
      8,000  Nokia Corp ADR (Communications)                                 $    720,972  $     863,500

             FRANCE - 10.05%
      9,000  Axa UAP (Insurance)                                             $    799,625  $     926,773
      4,000  Canal Plus (Media -Broadcasting & Publishing)                        780,242        750,199
     10,000  France Telecom SA (Communications)+                                  349,132        527,463
     25,000  Groupe Danone ADR (Entertainment & Leisure)                          775,000      1,203,124
     20,000  Rhone - Poulenc SA ADR (Chemicals)                                   861,392      1,007,500
      8,000  SGS-Thomson Microelectronics NV (Electronics)+                       629,010        628,695
      8,000  Total SA - Series B (Oil & Gas)                                      922,569        960,668
                                                                             ------------  --------------
                                                                             $  5,116,970  $   6,004,422

                                                           ---------------------

INTERNATIONAL EQUITY FUND

  SHARES     SECURITY NAME                                                       COST          VALUE
             COMMON STOCK (CONTINUED)
             GERMANY - 7.74%
      6,000  Adidas Salomon AG (Textiles, Clothing & Fabrics)                $    808,692  $   1,064,003
      3,088  Allianz AG (Insurance)                                               696,022        932,576
     19,000  Commerzbank AG (Banking)                                             729,418        686,299
     10,000  Metro AG (Retailers)                                                 471,019        441,239
      1,200  SAP AG - Vorzug (Computer Software & Processing)                     319,602        510,345
      3,500  SGL Carbon AG (Chemicals)                                            526,702        387,598
      9,000  Siemens AG (Electronics)                                             590,686        602,486
                                                                             ------------  --------------
                                                                             $  4,142,141  $   4,624,546

             GREAT BRITAIN - 16.23%
    120,000  Amvescap PLC (Financial Services)                               $    813,302  $   1,298,147
     42,857  Bass PLC (Restaurants)                                               584,974        821,744
     73,000  Boots Co PLC (Retailers)                                           1,057,823      1,169,891
     40,000  British Petroleum Co PLC (Oil & Gas)                                 568,485        577,400
     18,000  Glaxo Holdings PLC ADR (Pharmaceuticals)                             796,618        974,250
     58,067  Reuters Group PLC (Financial Services)                               770,666        626,218
     95,000  Select Appointments Holdings PLC (Commercial Services)               921,927      1,151,790
    100,000  Shire Pharmaceuticals Group PLC (Pharmaceuticals)+                   628,465        687,283
     13,000  Smithkline Beecham PLC ADR (Pharmaceuticals)                         599,937        813,313
    150,791  Vodafone Group PLC ADR (Communications)                              852,455      1,578,209
                                                                             ------------  --------------
                                                                             $  7,594,652  $   9,698,245

             HONG KONG - 3.80%
    400,000  China Telecom (Hong Kong) Limited (Communucations)+             $    759,349  $     810,520
     19,000  HSBC Holdings PLC (Financial Services)                               547,364        581,178
    125,000  Hutchison Whampoa Ltd (Industrial - Diversified)                     882,159        879,250
                                                                             ------------  --------------
                                                                             $  2,188,872  $   2,270,948

             HUNGARY - 1.25%
     24,000  Matav RT (Media - Broadcasting & Publishing)+                   $    449,970  $     747,000

------------------------
80

                                                       INTERNATIONAL EQUITY FUND

  SHARES     SECURITY NAME                                                       COST          VALUE
             COMMON STOCK (CONTINUED)
             IRELAND - 3.17%
     14,000  Elan Corporation (Pharmaceuticals)+                             $    732,287  $     913,311
     82,400  Ryanair Holdings PLC (Airlines)+                                     461,979        610,213
     10,000  Ryanair Holdings PLC ADR (Airlines)+                                 250,000        370,000
                                                                             ------------  --------------
                                                                             $  1,444,266  $   1,893,524

             ISRAEL - 0.83%
     20,000  Koor Industries Ltd ADR (Communications)                        $    414,388  $     495,000

             ITALY - 3.21%
    118,000  ENI SpA (Oil & Gas)                                             $    748,368  $     803,981
     14,000  Telecom Italia SpA ADR (Communications)                              923,040      1,112,125
                                                                             ------------  --------------
                                                                             $  1,671,408  $   1,916,106

             JAPAN - 10.99%
     50,000  Ajinomoto Co (Food)                                             $    527,526  $     434,940
     24,000  Canon Inc (Electronics)                                              705,731        541,726
     20,000  Honda Motor Co Ltd (Automotive)                                      725,948        719,904
     41,000  Marui Co Ltd (Retailers)                                             689,299        630,289
        100  Nippon Telegraph & Telephone Corp (Communications)                   884,800        832,389
      7,000  Orix Corp (Financial Services)                                       509,624        475,586
     10,000  Secom Co Ltd (Commercial Services)                                   683,287        611,168
      7,000  Seven Eleven Japan Co Ltd (Retailers)                                525,560        479,786
     14,000  Sony Corp (Electronics)                                            1,312,198      1,186,342
     56,000  The Nomura Securities Company Ltd (Financial Services)               753,814        659,310
                                                                             ------------  --------------
                                                                             $  7,317,787  $   6,571,440

                                                           ---------------------

INTERNATIONAL EQUITY FUND

  SHARES     SECURITY NAME                                                       COST          VALUE
             COMMON STOCK (CONTINUED)
             MEXICO - 3.00%
     34,000  Grupo Elektra S.A. de CV GDR (Retailers)                        $    560,548  $     520,625
     22,000  Panamerican Beverages Inc Class A (Food)                             825,126        882,750
     20,000  TV Azteca SA ADR (Media - Broadcasting & Publishing)+                453,700        392,500
                                                                             ------------  --------------
                                                                             $  1,839,374  $   1,795,875

             NETHERLANDS - 4.67%
     16,000  Philips Electronics NV ADR (Electronics)                        $  1,266,411  $   1,175,000
     13,000  Royal Dutch Petroleum (Oil & Gas)                                    706,965        738,563
     13,000  Unilever NV (Industrial - Diversified)                               699,743        876,779
                                                                             ------------  --------------
                                                                             $  2,673,119  $   2,790,342

             NEW ZEALAND - 0.48%
     81,900  Tranz Rail Holdings Ltd (Transportation)                        $    456,063  $     289,779

             NORWAY - 1.17%
     12,000  Petroleum Geo-Services ASA (Oil & Gas)+                         $    767,927  $     700,416

             PORTUGAL - 2.04%
     28,000  EDP-Electricidade de Portugal SA (Electric Utilities)           $    488,134  $     649,771
     11,000  Portugal Telecom SA (Communications)                                 496,891        572,160
                                                                             ------------  --------------
                                                                             $    985,025  $   1,221,931

             SPAIN - 5.76%
     16,000  Banco Bilbao Vizcaya SA (Banking)                               $    488,873  $     751,032
     24,000  Banco Santander SA (Banking)                                         741,855      1,195,334
     34,000  Telefonica de Espana (Communications)                              1,075,488      1,498,499
                                                                             ------------  --------------
                                                                             $  2,306,216  $   3,444,865

             SWEDEN - 2.47%
     31,000  Telefonaktiebolaget LM Ericsson ADR (Communications)            $  1,426,737  $   1,474,438

------------------------
82

                                                       INTERNATIONAL EQUITY FUND

  SHARES     SECURITY NAME                                                       COST          VALUE
             COMMON STOCK (CONTINUED)
             SWITZERLAND - 6.96%
        700  Nestle SA (Food)                                                $  1,011,695  $   1,337,568
        800  Novartis AG - Registered Shares (Pharmaceuticals)                  1,259,737      1,415,823
      4,000  Schweizerischer Bankverein - Registered Shares (Banking)           1,143,671      1,406,377
                                                                             ------------  --------------
                                                                             $  3,415,103  $   4,159,768

             UNITED STATES - 1.55%
     15,000  Central European Media Enterprises Ltd (Media -
               Broadcasting & Publishing)+                                   $    433,125  $     436,875
     20,000  Tefron Ltd (Textiles, Clothing & Fabrics)+                           370,412        487,500
                                                                             ------------  --------------
                                                                             $    803,537  $     924,375
             TOTAL COMMON STOCKS                                             $ 50,788,231  $  57,156,607

             TOTAL INVESTMENTS IN SECURITIES

              (Cost $50,788,231)* (Notes 1 and 3)                      95.62%               $  57,156,607
              Other Assets and Liabilities, Net                         4.38                    2,616,496
                                                                      ------                --------------
              TOTAL NET ASSETS                                        100.00%               $  59,773,103
                                                                      ------                --------------
                                                                      ------                --------------
----------------------------------------------------------------------------------------------------------

  +  NON-INCOME EARNING SECURITIES
  * COST FOR FEDERAL INCOME TAX PURPOSES IS THE SAME AS FOR FINANCIAL STATEMENT PURPOSES AND NET UNREALIZED APPRECIATION CONSISTS OF:

Gross Unrealized Appreciation   $  8,103,934
Gross Unrealized Depreciation     (1,735,558)
                                ------------
NET UNREALIZED APPRECIATION     $  6,368,376
                                ------------
                                ------------

The accompanying notes are an integral part of these financial statements.

                                                           ---------------------

SMALL CAP FUND
-------------------------------------------------
PORTFOLIO OF INVESTMENTS  - MARCH 31, 1998

  SHARES     SECURITY NAME                                                       COST          VALUE
             COMMON STOCKS - 93.94%
             ADVERTISING - 2.34%
     40,125  HA-LO Industries inc+                                           $  1,316,230  $   1,401,867
     38,500  TMP Worldwide Incorporated+                                          917,305      1,227,188
                                                                             ------------  --------------
                                                                             $  2,233,535  $   2,629,055

             AEROSPACE - 1.28%
     51,091  BE Aerospace Incorporated                                       $  1,339,193  $   1,436,934

             CAPITAL GOODS - 2.32%
     63,000  Advanced Digital Information Corp+                              $  1,198,643  $     992,250
     28,500  PMC - Sierra Inc                                                     999,242      1,083,000
      7,500  Sanmina Corp+                                                        585,843        524,531
                                                                             ------------  --------------
                                                                             $  2,783,728  $   2,599,781

             COMPUTER SOFTWARE - 11.74%
      9,500  Citrix Systems Inc+                                             $    444,917  $     514,781
     30,500  Cotelligent Group Inc                                                771,230        903,563
     43,500  Dataworks Corp                                                       878,392      1,147,313
     10,000  Dset Corp+                                                           160,000        186,875
     22,500  Excite+                                                            1,111,813      1,146,094
     55,801  Infinium Software Inc+                                               779,113      1,112,532
     26,000  Lycos Inc+                                                         1,088,897      1,150,500
     38,000  Manugistics Group Inc+                                             1,456,925      2,130,375
     32,500  Micromuse Inc+                                                       575,923        792,188
     15,500  Platinum Technologies Inc+                                           413,979        399,125
     46,000  Security Dynamics Technologies Inc+                                1,626,072      1,891,750
     49,500  Vantive Corp+                                                      1,335,082      1,809,844
                                                                             ------------  --------------
                                                                             $ 10,642,343  $  13,184,940

------------------------
84

                                                                  SMALL CAP FUND

  SHARES     SECURITY NAME                                                       COST          VALUE
             COMMON STOCKS (CONTINUED)
             COMPUTER SYSTEMS - 4.21%
     25,000  Arbor Software Corp+                                            $  1,009,450  $   1,153,125
     53,000  Daou Systems+                                                      1,337,450      1,036,813
     15,000  Exodus Communications Inc+                                           225,000        420,000
     29,500  Maxwell Technologies Inc+                                            851,096        854,578
     13,000  Novellus Systems Inc+                                                539,825        562,250
     53,000  Power Integrations Inc+                                              461,375        702,250
                                                                             ------------  --------------
                                                                             $  4,424,196  $   4,729,016

             ELECTRICAL EQUIPMENT - 0.21%
      5,500  Uniphase Corp+                                                  $    211,998  $     231,344

             ENERGY & RELATED - 4.30%
     47,000  Dawson Production Services+                                     $  1,247,795  $     593,375
     46,500  Marine Drilling Co Inc+                                            1,133,801      1,005,563
     15,500  National -Oilwell Inc                                                490,729        508,594
     49,500  Pride International Inc+                                           1,418,492      1,181,813
     30,500  Veritas Digicon Inc+                                               1,233,758      1,542,156
                                                                             ------------  --------------
                                                                             $  5,524,575  $   4,831,501

             ENTERTAINMENT & LEISURE - 1.43%
     25,079  Family Golf Centers Inc+                                        $    849,615  $   1,015,700
     42,500  Hollywood Entertainment Corp+                                        479,833        595,000
                                                                             ------------  --------------
                                                                             $  1,329,448  $   1,610,700

             FINANCE & RELATED - 6.27%
     28,500  Amresco Inc+                                                    $    925,375  $     933,375
     21,000  CMAC Investment Corp                                               1,426,023      1,401,750
     24,000  Community First Bankshares Inc                                     1,209,713      1,224,000
     27,500  Firstfed Finanacial Corp                                           1,113,229      1,151,563
     36,500  Golf Trust of America                                              1,082,499      1,145,188
     30,500  Kilroy Realty Corp                                                   839,816        871,156
     12,000  Waddle & Reed Financial Inc+                                         276,000        312,000
                                                                             ------------  --------------
                                                                             $  6,872,655  $   7,039,032

                                                           ---------------------

SMALL CAP FUND

  SHARES     SECURITY NAME                                                       COST          VALUE
             COMMON STOCKS (CONTINUED)
             FOOD & RELATED - 3.56%
     22,500  American Italian Pasta Co                                       $    749,063  $     812,813
     10,500  Beringer Wine Estate Holdings Inc+                                   408,188        542,063
     25,000  Dominick's Supermarkets Inc                                        1,118,085      1,137,500
     47,000  Richfood Holdings Inc                                              1,326,382      1,504,000
                                                                             ------------  --------------
                                                                             $  3,601,718  $   3,996,376

             GENERAL BUSINESS & RELATED - 22.58%
     24,302  Administaff Inc+                                                $  1,025,507  $   1,046,505
     20,500  American Disposal Services+                                          757,375        773,875
     29,500  American West Airlines Inc+                                          649,496        755,938
     56,500  Avis Rent A Car Inc+                                               1,921,160      1,832,719
     81,000  Capital Senior Living Corp                                         1,107,282      1,123,875
     47,000  Cornell Corrections Inc+                                             974,105      1,151,500
     28,000  CSG Systems International Inc+                                     1,148,899      1,267,000
     26,000  CSK Auto Corp+                                                       520,000        585,000
     39,000  CulturalAccessWorldwide Inc+                                         514,313        619,125
     68,000  Equity Corp International+                                         1,487,303      1,627,750
     41,473  First Consulting Group                                               669,047        855,381
     10,500  Fund Tech Inc+                                                       136,500        189,000
     42,500  Industrial Distribution Group Inc+                                   852,812        794,219
     86,000  Information Resources Inc+                                         1,188,052      1,397,500
     42,500  Innova Corp                                                          712,030        658,750
     68,420  Media Arts Group+                                                    954,326      1,351,295
     29,500  Metamor Worldwide Inc+                                               988,276      1,108,094
     13,500  Micrel Inc+                                                          394,634        512,156
     23,500  PC Connection Inc+                                                   411,250        499,375
     51,000  Pegasus Systems Inc+                                                 931,592      1,313,250
    201,500  Philip Services Corp+                                              2,620,821      2,103,156
     45,500  SOS Staffing Services Inc                                          1,138,754      1,205,750
     31,300  Staffmark Inc+                                                     1,080,397      1,283,300
     45,092  Zale Corp+                                                         1,089,079      1,302,021
                                                                             ------------  --------------
                                                                             $ 23,273,010  $  25,356,534

------------------------
86

                                                                  SMALL CAP FUND

  SHARES     SECURITY NAME                                                       COST          VALUE
             COMMON STOCKS (CONTINUED)
             HEALTHCARE - 7.89%
     53,000  BMJ Medical Management Inc+                                     $    378,486  $     380,938
     46,000  Covance Inc+                                                         984,614      1,129,875
     44,600  Genesis Health Ventures Inc+                                       1,484,037      1,254,375
     21,000  Henry Schein Inc+                                                    837,432        871,500
     27,704  Integrated Health Services                                         1,013,718      1,089,114
     36,200  Jones Medical Industries Inc                                       1,326,104      1,309,988
     17,905  Kendle International Inc+                                            470,753        416,291
     29,500  Orthodontic Centers of America Inc+                                  621,064        639,781
     27,000  Renal Care Group+                                                  1,027,950      1,026,000
     18,500  Sierra Health Services Inc                                           693,110        737,688
                                                                             ------------  --------------
                                                                             $  8,837,268  $   8,855,550

             MANUFACTURING PROCESSING - 5.96%
     12,500  Columbia Sportswear Co+                                         $    225,000  $     264,063
     35,587  Hexcel Corp                                                          928,518        978,643
     21,500  NBTY Corp+                                                         1,044,188      1,306,125
     46,500  Ocular Sciences Inc                                                1,247,129      1,482,188
     77,500  Pairgain Technologies Inc+                                         1,480,146      1,860,000
     33,000  Tefron Ltd ADR+                                                      714,784        804,375
                                                                             ------------  --------------
                                                                             $  5,639,765  $   6,695,394

             MEDICAL EQUIPMENT & SUPPLIES - 1.93%
     50,500  Kaynar Technologies Inc+                                        $  1,336,100  $   1,407,688
     26,500  Maxxim Medical Inc+                                                  647,330        760,219
                                                                             ------------  --------------
                                                                             $  1,983,430  $   2,167,907

             PHARMACEUTICALS - 5.27%
     33,000  Agouron Pharmaceuticals Inc                                     $  1,178,969  $   1,249,875
     25,500  Medicis Pharmaceutical Corp+                                       1,097,084      1,112,438
     28,000  Parexel International Corp+                                          887,206        875,000
     41,000  Pharmacyclics Inc                                                    957,155      1,194,125
    100,000  Pharmerica Inc                                                     1,322,290      1,487,500
                                                                             ------------  --------------
                                                                             $  5,442,704  $   5,918,938

                                                           ---------------------

SMALL CAP FUND

  SHARES     SECURITY NAME                                                       COST          VALUE
             COMMON STOCKS (CONTINUED)
             RETAIL & RELATED - 4.73%
     45,000  Barbeques Galore Ltd - Sponsored ADR+                           $    495,000  $     427,500
     24,000  Duane Reade Inc+                                                     444,779        613,500
     42,750  Gadzooks+                                                            980,312        956,531
     55,500  Nautica Enterprises+                                               1,495,119      1,706,625
     53,500  Regis Corp                                                         1,380,319      1,605,000
                                                                             ------------  --------------
                                                                             $  4,795,529  $   5,309,156

             SEMICONDUCTOR - 2.51%
     31,500  Applied Micro Circuits Corp+                                    $    630,985  $     708,750
     32,500  ATMI Inc+                                                            958,750        983,125
     45,000  Burr-Brown Corp                                                    1,195,290      1,125,000
                                                                             ------------  --------------
                                                                             $  2,785,025  $   2,816,875

             SHELTER & RELATED - 0.78%
     25,000  Brookdale Living Communities Inc+                               $    498,777  $     631,250
     21,500  Newmark Homes Corp                                                   225,750        239,188
                                                                             ------------  --------------
                                                                             $    724,527  $     870,438

             TELECOMMUNICATIONS - 2.83%
     26,581  Nice Systems Limited                                            $  1,127,000  $   1,222,726
     46,700  Superior Telecom Inc+                                              1,401,805      1,949,725
                                                                             ------------  --------------
                                                                             $  2,528,805  $   3,172,451

             TRANSPORTATION - 1.80%
     35,500  Atlas Air Inc+                                                  $    830,238  $   1,155,969
     46,000  Midway Airlines Corp+                                                969,434        868,250
                                                                             ------------  --------------
                                                                             $  1,799,672  $   2,024,219
             TOTAL COMMON STOCKS                                             $ 96,773,124  $ 105,476,141

------------------------
88

                                                                  SMALL CAP FUND

                                                               INTEREST        MATURITY
 PRINCIPAL   SECURITY NAME                                       RATE            DATE          VALUE
             SHORT-TERM INSTRUMENTS - 5.57%
             REPURCHASE AGREEMENTS - 5.57%
$   577,000  Goldman Sachs Pooled Repurchase Agreement -
               102% Collateralized by U.S. Government
               Securities                                         5.90 %        04/01/98   $     577,000
  1,318,000  HSBC Securities Inc Repurchase Agreement - 102%
               Collateralized by U.S. Government Securities       5.85          04/01/98       1,318,000
  3,549,000  JP Morgan Securities Inc Repurchase Agreement -
               102% Collateralized by U.S. Government
               Securities                                         5.88          04/01/98       3,549,000
    811,000  Morgan Stanley & Co Repurchase Agreement - 102%
               Collateralized by U.S. Government Securities       5.90          04/01/98         811,000
                                                                                           --------------
             TOTAL SHORT-TERM INSTRUMENTS                                                  $   6,255,000
             (Cost $6,255,000)

             TOTAL INVESTMENTS IN SECURITIES

              (Cost $103,028,124)* (Notes 1 and 3)                     99.51%               $  111,731,141
              Other Assets and Liabilities, Net                         0.49                       550,533
                                                                      ------                --------------
              TOTAL NET ASSETS                                        100.00%               $  112,281,674
                                                                      ------                --------------
                                                                      ------                --------------
----------------------------------------------------------------------------------------------------------

  +  NON-INCOME EARNING SECURITIES.
  * COST FOR FEDERAL INCOME TAX PURPOSES IS THE SAME AS FOR FINANCIAL STATEMENT PURPOSES AND NET UNREALIZED APPRECIATION CONSISTS OF:

Gross Unrealized Appreciation   $ 12,031,271
Gross Unrealized Depreciation     (3,328,254)
                                ------------
NET UNREALIZED APPRECIATION     $  8,703,017
                                ------------
                                ------------

The accompanying notes are an integral part of these financial statements.

                                                           ---------------------

STATEMENT OF ASSETS AND LIABILITIES - MARCH 31, 1998

                                                              DIVERSIFIED
                                                                   EQUITY
                                                BALANCED           INCOME
                                                    FUND             FUND
-------------------------------------------------------------------------
ASSETS
INVESTMENTS:
  In securities, at market value (see
    cost below)                              $95,460,900     $297,120,335
  Cash                                             1,774            1,154
  Cash denominated in foreign currencies
    (cost $843,800)                                    0                0
  Variation margin on futures contracts                0                0
Receivables:
  Dividends and interest                         571,520          810,791
  Recoverable foreign withholding taxes                0                0
  Fund shares sold                                62,581          160,628
  Investment securities sold                       9,455        1,020,746
Organization expenses, net of
  amortization                                    31,138            5,877
Prepaid expenses                                  10,745           20,039
TOTAL ASSETS                                  96,148,113      299,139,570

LIABILITIES
Payables:
  Investment securities purchased                      0        2,385,000
  Distribution to shareholders                   610,711        1,001,071
  Fund shares redeemed                             7,162           28,608
  Loss on foreign currency forward
    contracts                                          0                0
  Due to sponsor and distributor (Note
    2)                                            86,446          160,732
  Due to adviser (Note 2)                         81,078          254,851
  Other                                           24,725           33,359
TOTAL LIABILITIES                                810,122        3,863,621
TOTAL NET ASSETS                             $95,337,991     $295,275,949
NET ASSETS CONSIST OF:
  Paid-in capital                            $69,136,317     $212,502,250
  Undistributed net investment income
    (loss)                                             0                0
  Undistributed net realized gain (loss)
    on investments and foreign currency
    transactions                               6,918,867       19,970,409
  Net unrealized appreciation of
    investments and translation of
    assets and liabilities in foreign
    currencies                                19,282,807       62,803,290
  Net unrealized appreciation of futures               0                0
TOTAL NET ASSETS                             $95,337,991     $295,275,949

COMPUTATION OF NET ASSET VALUE
AND OFFERING PRICE PER SHARE
Net assets - Class A                         $34,951,858     $223,540,388
Shares outstanding - Class A                   2,631,195       11,782,229
Net asset value per share - Class A          $     13.28     $      18.97
Maximum offering price per share - Class
  A                                          $     14.02(1)  $      20.02(1)
Net assets - Class B                         $ 9,145,088     $ 71,735,561
Shares outstanding - Class B                     761,816        4,036,851
Net asset value and offering price per
  share - Class B                            $     12.00     $      17.77
Net assets - Class C                                 N/A              N/A
Shares outstanding - Class C                         N/A              N/A
Net asset value and offering price per
  share - Class C                                    N/A              N/A
Net assets - Institutional Class             $51,241,045              N/A
Shares outstanding - Institutional Class       3,865,490              N/A
Net asset value and offering price per
  share - Institutional Class                $     13.26              N/A
INVESTMENT AT COST (NOTE 3)                  $76,178,093     $234,317,045
-------------------------------------------------------------------------

(1) MAXIMUM OFFERING PRICE IS COMPUTED AS 100/94.75 OF NET ASSET VALUE. ON INVESTMENTS OF $50,000 OR MORE THE OFFERING PRICE IS REDUCED.
(2) MAXIMUM OFFERING PRICE IS COMPUTED AS 100/95.5 OF NET ASSET VALUE. ON INVESTMENTS OF $50,000 OR MORE THE OFFERING PRICE IS REDUCED.

The accompanying notes are an integral part of these financial statements.

------------------------
90

                            STATEMENT OF ASSETS AND LIABILITIES - MARCH 31, 1998

                                                   EQUITY           EQUITY                      INTERNATIONAL
                                                    INDEX            VALUE           GROWTH          EQUITY        SMALL CAP
                                                     FUND             FUND             FUND            FUND             FUND
----------------------------------------------------------------------------------------------------------------------------
ASSETS
INVESTMENTS:
  In securities, at market value (see
    cost below)                              $583,678,980     $353,105,468     $437,156,072     $57,156,607     $111,731,141
  Cash                                                  0              970            1,831       2,798,920            1,726
  Cash denominated in foreign currencies
    (cost $843,800)                                     0                0                0         838,324                0
  Variation margin on futures contracts            24,000                0                0               0                0
Receivables:
  Dividends and interest                          622,124          494,956          518,464         108,555           14,266
  Recoverable foreign withholding taxes                 0                0                0          10,678                0
  Fund shares sold                                365,098          881,819          167,212         261,980           89,362
  Investment securities sold                       55,506                0                0               0        1,092,234
Organization expenses, net of
  amortization                                          0           29,283            5,595          53,678           36,864
Prepaid expenses                                    5,735           42,850           13,571           6,821                0
TOTAL ASSETS                                  584,751,443      354,555,346      437,862,745      61,235,563      112,965,593

LIABILITIES
Payables:
  Investment securities purchased                 221,421                0                0       1,170,851          428,688
  Distribution to shareholders                  1,083,520          810,996          586,173               0                0
  Fund shares redeemed                              7,407           49,941           80,324          54,373            8,074
  Loss on foreign currency forward
    contracts                                           0                0                0           2,048                0
  Due to sponsor and distributor (Note
    2)                                            290,530          126,631          242,927         101,353           28,625
  Due to adviser (Note 2)                         311,415          270,267          353,892         103,795           68,008
  Other                                           144,324           25,479          113,207          30,040          150,524
TOTAL LIABILITIES                               2,058,617        1,283,314        1,376,523       1,462,460          683,919
TOTAL NET ASSETS                             $582,692,826     $353,272,032     $436,486,222     $59,773,103     $112,281,674
NET ASSETS CONSIST OF:
  Paid-in capital                            $206,438,584     $218,549,269     $316,913,667     $54,104,879     $100,838,360
  Undistributed net investment income
    (loss)                                           (376)               0           (3,028)         (8,647)               0
  Undistributed net realized gain (loss)
    on investments and foreign currency
    transactions                               11,064,558       25,940,740       41,877,713        (692,410)       2,740,297
  Net unrealized appreciation of
    investments and translation of
    assets and liabilities in foreign
    currencies                                365,064,610      108,782,023       77,697,870       6,369,281        8,703,017
  Net unrealized appreciation of futures          125,450                0                0               0                0
TOTAL NET ASSETS                             $582,692,826     $353,272,032     $436,486,222     $59,773,103     $112,281,674

COMPUTATION OF NET ASSET VALUE
AND OFFERING PRICE PER SHARE
Net assets - Class A                         $578,881,679     $ 52,391,641     $365,404,984     $26,769,904     $ 15,610,760
Shares outstanding - Class A                    8,232,272        2,886,235       16,538,274       2,423,231          609,398
Net asset value per share - Class A          $      70.32     $      18.15     $      22.09     $     11.05     $      25.62
Maximum offering price per share - Class
  A                                          $      73.63(2)  $      19.16(1)  $      23.31(1)  $     11.66(1)  $      27.04(1)
Net assets - Class B                         $  3,811,147     $ 72,427,996     $ 52,901,042     $33,003,199     $ 15,320,352
Shares outstanding - Class B                       54,125        4,872,614        3,369,737       2,997,076          603,547
Net asset value and offering price per
  share - Class B                            $      70.41     $      14.86     $      15.70     $     11.01     $      25.38
Net assets - Class C                                  N/A              N/A              N/A             N/A     $  2,494,759
Shares outstanding - Class C                          N/A              N/A              N/A             N/A           98,312
Net asset value and offering price per
  share - Class C                                     N/A              N/A              N/A             N/A     $      25.38
Net assets - Institutional Class                      N/A     $228,452,395     $ 18,180,196             N/A     $ 78,855,803
Shares outstanding - Institutional Class              N/A       12,590,138          701,683             N/A        3,060,453
Net asset value and offering price per
  share - Institutional Class                         N/A     $      18.15     $      25.91             N/A     $      25.77
INVESTMENT AT COST (NOTE 3)                  $218,614,370     $244,323,445     $359,458,202     $50,788,231     $103,028,124
----------------------------------------------------------------------------------------------------------------------------

(1) MAXIMUM OFFERING PRICE IS COMPUTED AS 100/94.75 OF NET ASSET VALUE. ON INVESTMENTS OF $50,000 OR MORE THE OFFERING PRICE IS REDUCED.
(2) MAXIMUM OFFERING PRICE IS COMPUTED AS 100/95.5 OF NET ASSET VALUE. ON INVESTMENTS OF $50,000 OR MORE THE OFFERING PRICE IS REDUCED.

The accompanying notes are an integral part of these financial statements.

                                                           ---------------------

STATEMENT OF OPERATIONS - FOR THE YEAR ENDED MARCH 31, 1998

                                                                 BALANCED    DIVERSIFIED EQUITY
                                                                     FUND           INCOME FUND
-----------------------------------------------------------------------------------------------

INVESTMENT INCOME
  Dividends (net of foreign tax withholding of $30,483 for
    the International Equity Fund)                           $  1,051,880   $         6,086,085
  Interest                                                      2,698,526               609,752
TOTAL INVESTMENT INCOME                                         3,750,406             6,695,837

EXPENSES (NOTE 2)
  Advisory fees                                                   558,729             1,198,624
  Administration fees                                              57,317               148,167
  Custody fees                                                     15,551                50,571
  Shareholder servicing fees                                      232,760               718,959
  Portfolio accounting fees                                        78,934               109,428
  Transfer agency fees                                             86,476               335,515
  Distribution fees                                                64,554               463,795
  Organization costs                                               14,178                11,292
  Legal and audit fees                                             28,037                27,948
  Registration fees                                                28,448                35,433
  Directors' fees                                                   4,704                 4,858
  Shareholder reports                                              29,209                65,766
  Other                                                            33,760                19,526
TOTAL EXPENSES                                                  1,232,657             3,189,882
Less:
  Waived fees and reimbursed expenses                            (237,225)             (150,357)
Net Expenses                                                      995,432             3,039,525
NET INVESTMENT INCOME (LOSS)                                    2,754,974             3,656,312

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
FOREIGN CURRENCY TRANSACTIONS
  Net realized gain (loss) from:
    Investments                                                12,381,862            26,201,980
    Foreign currency transactions                                       0                     0
  Net change in unrealized appreciation of:
    Investments                                                 7,449,221            47,022,615
    Translation of assets and liabilities in foreign
      currencies                                                        0                     0
    Futures                                                             0                     0
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
FOREIGN CURRENCY TRANSACTIONS                                  19,831,083            73,224,595
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS         $ 22,586,057   $        76,880,907
-----------------------------------------------------------------------------------------------

(1) INCLUDES AMOUNTS ALLOCATED FROM THE MASTER PORTFOLIO PRIOR TO DECEMBER 15, 1997. SEE NOTE 1.
(2) FOR THE PERIOD FROM SEPTEMBER 24, 1997 (COMMENCEMENT OF OPERATIONS) TO MARCH 31, 1998.

The accompanying notes are an integral part of these financial statements.

------------------------
92

                     STATEMENT OF OPERATIONS - FOR THE YEAR ENDED MARCH 31, 1998

                                                 EQUITY                                   INTERNATIONAL
                                                  INDEX         EQUITY                          EQUITY      SMALL CAP
                                               FUND (1)     VALUE FUND     GROWTH FUND        FUND (2)       FUND (1)
---------------------------------------------------------------------------------------------------------------------

INVESTMENT INCOME
  Dividends (net of foreign tax
    withholding of $30,483 for the
    International Equity Fund)            $   8,272,213   $  4,931,884    $  5,386,703     $   305,762   $    121,924
  Interest                                      160,555        986,120         993,157         222,992        391,013
TOTAL INVESTMENT INCOME                       8,432,768      5,918,004       6,379,860         528,754        512,937

EXPENSES (NOTE 2)
  Advisory fees                               1,926,520      1,382,295       1,798,109         257,439        397,069
  Administration fees                           306,855        170,979         238,706          22,395         41,139
  Custody fees                                        0         46,169          68,468          48,209         23,391
  Shareholder servicing fees                  1,412,899        691,148       1,150,658          63,265        165,077
  Portfolio accounting fees                      49,394        116,948         138,969          30,249         67,282
  Transfer agency fees                          695,928        217,027         525,161          35,428         52,991
  Distribution fees                             171,564        251,030         435,733         116,955         69,222
  Organization costs                                  0         13,333          31,337          10,301         16,062
  Legal and audit fees                           44,214         33,596          27,884          21,116         42,175
  Registration fees                              44,050         36,401          53,828          20,603         36,732
  Directors' fees                                 4,218          4,735           4,858           2,369          4,846
  Shareholder reports                            52,714         31,893         126,493          15,452         15,075
  Other                                          25,231         23,658          20,183           1,546         12,101
TOTAL EXPENSES                                4,733,587      3,019,212       4,620,387         645,327        943,162
Less:
  Waived fees and reimbursed expenses          (288,393)       (95,512)        (44,284)       (111,696)      (307,888)
Net Expenses                                  4,445,194      2,923,700       4,576,103         533,631        635,274
NET INVESTMENT INCOME (LOSS)                  3,987,574      2,994,304       1,803,757          (4,877)      (122,337)

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCY
TRANSACTIONS
  Net realized gain (loss) from:
    Investments                              20,385,976     43,722,211      88,713,098        (680,014)    10,463,062
    Foreign currency transactions                     0              0               0         (12,396)             0
  Net change in unrealized appreciation
    of:
    Investments                             162,925,340     49,101,105      23,366,043       6,368,376     12,044,947
    Translation of assets and
      liabilities in foreign currencies               0              0               0             905              0
    Futures                                     125,450              0               0               0              0
NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN CURRENCY
TRANSACTIONS                                183,436,766     92,823,316     112,079,141       5,676,871     22,508,009
NET INCREASE IN NET ASSETS RESULTING
FROM OPERATIONS                           $ 187,424,340   $ 95,817,620    $113,882,898     $ 5,671,994   $ 22,385,672
---------------------------------------------------------------------------------------------------------------------

(1) INCLUDES AMOUNTS ALLOCATED FROM THE MASTER PORTFOLIO PRIOR TO DECEMBER 15, 1997. SEE NOTE 1.
(2) FOR THE PERIOD FROM SEPTEMBER 24, 1997 (COMMENCEMENT OF OPERATIONS) TO MARCH 31, 1998.

The accompanying notes are an integral part of these financial statements.

                                                           ---------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                              BALANCED FUND
                                             ----------------------------------------------
                                                  FOR THE      FOR THE SIX          FOR THE
                                               YEAR ENDED     MONTHS ENDED       YEAR ENDED
                                                MARCH 31,        MARCH 31,        SEPT. 30,
                                                     1998             1997             1996
-------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
  Net investment income (loss)               $  2,754,974     $  1,585,315     $  3,996,707
  Net realized gain (loss) on sale of
    investments and foreign currency
    transactions                               12,381,862        5,673,146       11,895,904
  Net unrealized appreciation
    (depreciation) of investments and
    translation of assets and
    liabilities in foreign currencies           7,449,221          957,295        3,445,959
  Net unrealized appreciation of futures                0                0                0
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                      22,586,057        8,215,756       19,338,570

DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    CLASS A                                      (995,417)        (524,249)      (1,030,389)
    CLASS B                                       (87,737)            (785)               0
    CLASS C                                           N/A              N/A              N/A
    INSTITUTIONAL CLASS                        (1,671,820)      (1,028,637)      (2,871,649)
  In excess of net investment income
    CLASS A                                             0                0                0
    CLASS B                                             0                0                0
    CLASS C                                           N/A              N/A              N/A
    INSTITUTIONAL CLASS                                 0                0          (23,043)
  From net realized gain on sale of
    investments
    CLASS A                                    (3,617,920)        (505,037)      (3,380,108)
    CLASS B                                      (567,992)            (331)               0
    CLASS C                                           N/A              N/A              N/A
    INSTITUTIONAL CLASS                        (5,890,499)      (1,013,783)      (8,265,228)
  In excess of net realized gain on sale
    of investments
    CLASS A                                             0                0                0
    CLASS B                                             0                0                0
    CLASS C                                           N/A              N/A              N/A
    INSTITUTIONAL CLASS                                 0                0                0

CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares sold - Class A           5,461,758        1,158,984       15,479,177
  Reinvestment of dividends - Class A           4,463,706          812,743        4,242,084
  Cost of shares redeemed - Class A           (10,215,448)      (4,580,742)     (76,589,659)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CAPITAL SHARE
TRANSACTIONS - CLASS A                           (289,984)      (2,609,015)     (56,868,398)
  Proceeds from shares sold - Class B           8,275,611          304,255            1,549
  Reinvestment of dividends - Class B             614,957              452                0
  Cost of shares redeemed - Class B              (357,160)          (1,579)               0
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CAPITAL SHARE
TRANSACTIONS - CLASS B                          8,533,408          303,128            1,549
  Proceeds from shares sold - Class C                 N/A              N/A              N/A
  Reinvestment of dividends - Class C                 N/A              N/A              N/A
  Cost of shares redeemed - Class C                   N/A              N/A              N/A
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CAPITAL SHARE
TRANSACTIONS - CLASS C                                N/A              N/A              N/A
  Proceeds from shares sold -
    Institutional Class                         6,665,487        3,125,636      115,568,034
  Reinvestment of dividends -
    Institutional Class                         7,260,006        1,651,464       10,566,690
  Cost of shares redeemed -
    Institutional Class                       (23,971,016)     (25,197,171)     (57,101,263)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CAPITAL SHARE
TRANSACTIONS - INSTITUTIONAL CLASS            (10,045,523)     (20,420,071)      69,033,461
INCREASE (DECREASE) IN NET ASSETS               7,952,573      (17,583,024)      15,934,765

NET ASSETS:
  Beginning net assets                         87,385,418      104,968,442       89,033,677
  ENDING NET ASSETS                          $ 95,337,991     $ 87,385,418     $104,968,442
-------------------------------------------------------------------------------------------

(1)  THE CLASS B SHARES COMMENCED OPERATIONS ON FEBRUARY 17, 1998.

The accompanying notes are an integral part of these financial statements.

---------------------
94

                                             STATEMENTS OF CHANGES IN NET ASSETS

                                                             DIVERSIFIED EQUITY INCOME FUND                      EQUITY INDEX
                                             ----------------------------------------------     -----------------------------
                                                  FOR THE      FOR THE SIX     FOR THE NINE          FOR THE      FOR THE SIX
                                               YEAR ENDED     MONTHS ENDED     MONTHS ENDED       YEAR ENDED     MONTHS ENDED
                                                MARCH 31,        MARCH 31,        SEPT. 30,        MARCH 31,        MARCH 31,
                                                     1998             1997             1996             1998             1997
-----------------------------------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
  Net investment income (loss)               $  3,656,312     $  1,611,261     $  2,107,805     $  3,987,574     $  2,055,606
  Net realized gain (loss) on sale of
    investments and foreign currency
    transactions                               26,201,980        3,721,967        7,772,450       20,385,976        4,668,147
  Net unrealized appreciation
    (depreciation) of investments and
    translation of assets and
    liabilities in foreign currencies          47,022,615        2,318,759        2,900,227      162,925,340       32,614,123
  Net unrealized appreciation of futures                0                0                0          125,450                0
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                      76,880,907        7,651,987       12,780,482      187,424,340       39,337,876

DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    CLASS A                                    (3,113,133)      (1,444,267)      (1,963,354)      (3,987,950)      (2,055,606)
    CLASS B                                      (543,179)        (166,994)        (144,451)               0(1)           N/A
    CLASS C                                           N/A              N/A              N/A              N/A              N/A
    INSTITUTIONAL CLASS                               N/A              N/A              N/A              N/A              N/A
  In excess of net investment income
    CLASS A                                             0                0                0                0                0
    CLASS B                                             0                0                0                0(1)           N/A
    CLASS C                                           N/A              N/A              N/A              N/A              N/A
    INSTITUTIONAL CLASS                               N/A              N/A              N/A              N/A              N/A
  From net realized gain on sale of
    investments
    CLASS A                                    (7,465,528)      (8,166,226)               0      (12,945,620)      (9,940,251)
    CLASS B                                    (2,354,505)      (1,285,280)               0                0(1)           N/A
    CLASS C                                           N/A              N/A              N/A              N/A              N/A
    INSTITUTIONAL CLASS                               N/A              N/A              N/A              N/A              N/A
  In excess of net realized gain on sale
    of investments
    CLASS A                                             0                0                0                0                0
    CLASS B                                             0                0                0                0(1)           N/A
    CLASS C                                           N/A              N/A              N/A              N/A              N/A
    INSTITUTIONAL CLASS                               N/A              N/A              N/A              N/A              N/A

CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares sold - Class A          64,556,264       35,798,695       67,375,546       72,404,299       29,911,449
  Reinvestment of dividends - Class A          10,009,274        9,310,171        1,611,353       16,700,188       12,250,397
  Cost of shares redeemed - Class A           (55,531,440)     (22,697,752)     (24,014,045)     (87,341,942)     (33,204,510)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CAPITAL SHARE
TRANSACTIONS - CLASS A                         19,034,098       22,411,114       44,972,854        1,762,545        8,957,336
  Proceeds from shares sold - Class B          30,400,244       17,492,675       11,955,056        3,707,259(1)           N/A
  Reinvestment of dividends - Class B           2,742,890        1,383,252           90,711                0(1)           N/A
  Cost of shares redeemed - Class B            (7,439,195)      (2,435,546)      (1,314,702)          (6,364)(1)          N/A
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CAPITAL SHARE
TRANSACTIONS - CLASS B                         25,703,939       16,440,381       10,731,065        3,700,895(1)           N/A
  Proceeds from shares sold - Class C                 N/A              N/A              N/A              N/A              N/A
  Reinvestment of dividends - Class C                 N/A              N/A              N/A              N/A              N/A
  Cost of shares redeemed - Class C                   N/A              N/A              N/A              N/A              N/A
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CAPITAL SHARE
TRANSACTIONS - CLASS C                                N/A              N/A              N/A              N/A              N/A
  Proceeds from shares sold -
    Institutional Class                               N/A              N/A              N/A              N/A              N/A
  Reinvestment of dividends -
    Institutional Class                               N/A              N/A              N/A              N/A              N/A
  Cost of shares redeemed -
    Institutional Class                               N/A              N/A              N/A              N/A              N/A
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CAPITAL SHARE
TRANSACTIONS - INSTITUTIONAL CLASS                    N/A              N/A              N/A              N/A              N/A
INCREASE (DECREASE) IN NET ASSETS             108,142,599       35,440,715       66,376,596      175,954,210       36,299,355

NET ASSETS:
  Beginning net assets                        187,133,350      151,692,635       85,316,039      406,738,616      370,439,261
  ENDING NET ASSETS                          $295,275,949     $187,133,350     $151,692,635     $582,692,826     $406,738,616
-----------------------------------------------------------------------------------------------------------------------------


                                          FOR THE NINE
                                          MONTHS ENDED
                                             SEPT. 30,
                                                  1996
-------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income (loss)            $  3,383,203
  Net realized gain (loss) on sale of
    investments and foreign currency
    transactions                             7,781,779
  Net unrealized appreciation
    (depreciation) of investments and
    translation of assets and
    liabilities in foreign currencies       30,469,349
  Net unrealized appreciation of futures             0
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                   41,634,331
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    CLASS A                                 (3,383,203)
    CLASS B                                        N/A
    CLASS C                                        N/A
    INSTITUTIONAL CLASS                            N/A
  In excess of net investment income
    CLASS A                                          0
    CLASS B                                        N/A
    CLASS C                                        N/A
    INSTITUTIONAL CLASS                            N/A
  From net realized gain on sale of
    investments
    CLASS A                                          0
    CLASS B                                        N/A
    CLASS C                                        N/A
    INSTITUTIONAL CLASS                            N/A
  In excess of net realized gain on sale
    of investments
    CLASS A                                          0
    CLASS B                                        N/A
    CLASS C                                        N/A
    INSTITUTIONAL CLASS                            N/A
CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares sold - Class A       50,105,623
  Reinvestment of dividends - Class A        3,297,986
  Cost of shares redeemed - Class A        (48,423,346)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CAPITAL SHARE
TRANSACTIONS - CLASS A                       4,980,263
  Proceeds from shares sold - Class B              N/A
  Reinvestment of dividends - Class B              N/A
  Cost of shares redeemed - Class B                N/A
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CAPITAL SHARE
TRANSACTIONS - CLASS B                             N/A
  Proceeds from shares sold - Class C              N/A
  Reinvestment of dividends - Class C              N/A
  Cost of shares redeemed - Class C                N/A
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CAPITAL SHARE
TRANSACTIONS - CLASS C                             N/A
  Proceeds from shares sold -
    Institutional Class                            N/A
  Reinvestment of dividends -
    Institutional Class                            N/A
  Cost of shares redeemed -
    Institutional Class                            N/A
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CAPITAL SHARE
TRANSACTIONS - INSTITUTIONAL CLASS                 N/A
INCREASE (DECREASE) IN NET ASSETS           43,231,391
NET ASSETS:
  Beginning net assets                     327,207,870
  ENDING NET ASSETS                       $370,439,261
--------------------------------------------------------------------------------

(1)  THE CLASS B SHARES COMMENCED OPERATIONS ON FEBRUARY 17, 1998.

The accompanying notes are an integral part of these financial statements.

                                                           ---------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                          EQUITY VALUE FUND
                                             ----------------------------------------------
                                                  FOR THE      FOR THE SIX          FOR THE
                                               YEAR ENDED     MONTHS ENDED       YEAR ENDED
                                                MARCH 31,        MARCH 31,        SEPT. 30,
                                                     1998             1997             1996
-------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
  Net investment income (loss)               $  2,994,304     $  1,380,130     $  3,943,333
  Net realized gain (loss) on sale of
    investments and foreign currency
    transactions                               43,722,211       15,163,623       27,944,178
  Net unrealized appreciation
    (depreciation) of investments and
    translation of assets and
    liabilities in foreign currencies          49,101,105       15,837,356       17,614,459
  Net unrealized appreciation of futures                0                0                0
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                      95,817,620       32,381,109       49,501,970

DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    CLASS A                                      (393,180)        (111,000)        (271,396)
    CLASS B                                      (144,346)          (1,028)               0
    CLASS C                                           N/A              N/A              N/A
    INSTITUTIONAL CLASS                        (2,611,274)      (1,113,606)      (3,536,140)
  In excess of net investment income
    CLASS A                                             0                0                0
    CLASS B                                             0                0                0
    CLASS C                                           N/A              N/A              N/A
    INSTITUTIONAL CLASS                                 0                0         (152,875)
  From net realized gain on sale of
    investments
    CLASS A                                    (4,313,021)        (165,769)      (3,065,374)
    CLASS B                                    (4,087,973)            (864)               0
    CLASS C                                           N/A              N/A              N/A
    INSTITUTIONAL CLASS                       (22,663,930)      (1,716,939)     (33,389,091)
  In excess of net realized gain on sale
    of investments
    CLASS A                                             0                0                0
    CLASS B                                             0                0                0
    CLASS C                                           N/A              N/A              N/A
    INSTITUTIONAL CLASS                                 0                0                0

CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares sold - Class A          29,437,145        3,128,244       65,541,864
  Reinvestment of dividends - Class A           4,317,886          222,206        3,103,800
  Cost of shares redeemed - Class A            (9,521,581)      (3,807,382)    (184,207,991)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CAPITAL SHARE
TRANSACTIONS - CLASS A                         24,233,450         (456,932)    (115,562,327)
  Proceeds from shares sold - Class B          62,552,854        2,636,307               26
  Reinvestment of dividends - Class B           4,158,508              973                0
  Cost of shares redeemed - Class B            (2,617,789)         (10,349)               0
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CAPITAL SHARE
TRANSACTIONS - CLASS B                         64,093,573        2,626,931               26
  Proceeds from shares sold - Class C                 N/A              N/A              N/A
  Reinvestment of dividends - Class C                 N/A              N/A              N/A
  Cost of shares redeemed - Class C                   N/A              N/A              N/A
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CAPITAL SHARE
TRANSACTIONS - CLASS C                                N/A              N/A              N/A
  Proceeds from shares sold -
    Institutional Class                        22,877,852       13,701,832      190,586,130
  Reinvestment of dividends -
    Institutional Class                        20,970,848        1,877,441       32,111,369
  Cost of shares redeemed -
    Institutional Class                       (57,008,149)     (55,593,181)     (61,556,058)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CAPITAL SHARE
TRANSACTIONS - INSTITUTIONAL CLASS            (13,159,449)     (40,013,908)     161,141,441
INCREASE (DECREASE) IN NET ASSETS             136,771,470       (8,572,006)      54,666,234

NET ASSETS:
  Beginning net assets                        216,500,562      225,072,568      170,406,334
  ENDING NET ASSETS                          $353,272,032     $216,500,562     $225,072,568
-------------------------------------------------------------------------------------------

(1) "PROCEEDS FROM SHARES SOLD" INCLUDES $628,555 FOR CLASS A AND $17,334,017 FOR THE INSTITUTIONAL CLASS AS A RESULT OF THE MERGER OF THE PACIFICA GROWTH FUND. SEE NOTE 1.

The accompanying notes are an integral part of these financial statements.

---------------------
96

                                             STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                INTERNATIONAL
                                                                                                EQUITY FUND
                                                                                                -----------
                                                                                                 FROM SEPT.
                                                                                GROWTH FUND        24, 1997
                                             ----------------------------------------------     (COMMENCEMENT
                                                                                                OF
                                                  FOR THE      FOR THE SIX     FOR THE NINE     OPERATIONS)
                                               YEAR ENDED     MONTHS ENDED     MONTHS ENDED              TO
                                                MARCH 31,        MARCH 31,        SEPT. 30,       MARCH 31,
                                                     1998             1997         1996 (1)            1998
-----------------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
  Net investment income (loss)               $  1,803,757     $    993,606     $    907,579     $    (4,877)
  Net realized gain (loss) on sale of
    investments and foreign currency
    transactions                               88,713,098       10,102,690       14,694,253        (692,410)
  Net unrealized appreciation
    (depreciation) of investments and
    translation of assets and
    liabilities in foreign currencies          23,366,043       11,068,414       10,252,699       6,369,281
  Net unrealized appreciation of futures                0                0                0               0
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                     113,882,898       22,164,710       25,854,531       5,671,994

DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    CLASS A                                    (1,725,390)        (921,552)        (902,578)         (3,770)
    CLASS B                                        (6,702)               0                0               0
    CLASS C                                           N/A              N/A              N/A             N/A
    INSTITUTIONAL CLASS                          (134,752)         (77,222)         (11,005)            N/A
  In excess of net investment income
    CLASS A                                             0                0                0               0
    CLASS B                                             0                0                0               0
    CLASS C                                           N/A              N/A              N/A             N/A
    INSTITUTIONAL CLASS                                 0                0                0             N/A
  From net realized gain on sale of
    investments
    CLASS A                                   (46,453,276)        (769,667)     (14,220,794)              0
    CLASS B                                    (6,167,386)         (47,154)        (490,320)              0
    CLASS C                                           N/A              N/A              N/A             N/A
    INSTITUTIONAL CLASS                        (3,047,106)         (54,088)               0             N/A
  In excess of net realized gain on sale
    of investments
    CLASS A                                             0                0       (2,238,898)              0
    CLASS B                                             0                0         (358,700)              0
    CLASS C                                           N/A              N/A              N/A             N/A
    INSTITUTIONAL CLASS                                 0                0                0             N/A

CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares sold - Class A          85,211,489       44,283,158       92,986,116      25,718,301
  Reinvestment of dividends - Class A          47,015,949        1,571,703       17,197,210           2,483
  Cost of shares redeemed - Class A           (99,180,720)     (35,197,194)     (40,873,885)     (1,507,284)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CAPITAL SHARE
TRANSACTIONS - CLASS A                         33,046,718       10,657,667       69,309,441      24,213,500
  Proceeds from shares sold - Class B          25,116,094       11,003,396        8,483,020      31,759,206
  Reinvestment of dividends - Class B           6,089,528           47,228          848,356               0
  Cost of shares redeemed - Class B            (5,920,292)      (1,557,385)      (1,258,949)     (1,867,827)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CAPITAL SHARE
TRANSACTIONS - CLASS B                         25,285,330        9,493,239        8,072,427      29,891,379
  Proceeds from shares sold - Class C                 N/A              N/A              N/A             N/A
  Reinvestment of dividends - Class C                 N/A              N/A              N/A             N/A
  Cost of shares redeemed - Class C                   N/A              N/A              N/A             N/A
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CAPITAL SHARE
TRANSACTIONS - CLASS C                                N/A              N/A              N/A             N/A
  Proceeds from shares sold -
    Institutional Class                         4,254,007        4,135,758       17,995,025             N/A
  Reinvestment of dividends -
    Institutional Class                         1,899,742           66,661                0             N/A
  Cost of shares redeemed -
    Institutional Class                       (10,544,641)      (4,289,351)        (341,372)            N/A
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CAPITAL SHARE
TRANSACTIONS - INSTITUTIONAL CLASS             (4,390,892)         (86,932)      17,653,653             N/A
INCREASE (DECREASE) IN NET ASSETS             110,289,442       40,359,001      102,667,757      59,773,103

NET ASSETS:
  Beginning net assets                        326,196,780      285,837,779      183,170,022               0
  ENDING NET ASSETS                          $436,486,222     $326,196,780     $285,837,779     $59,773,103
-----------------------------------------------------------------------------------------------------------

(1) "PROCEEDS FROM SHARES SOLD" INCLUDES $628,555 FOR CLASS A AND $17,334,017 FOR THE INSTITUTIONAL CLASS AS A RESULT OF THE MERGER OF THE PACIFICA GROWTH FUND. SEE NOTE 1.

The accompanying notes are an integral part of these financial statements.

                                                           ---------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                        SMALL CAP FUND
                                             ---------------------------------------------------------
                                                              FOR THE SIX
                                                  FOR THE          MONTHS          FROM SEPT. 16, 1996
                                               YEAR ENDED           ENDED             (COMMENCEMENT OF
                                                MARCH 31,       MARCH 31,               OPERATIONS) TO
                                                 1998 (1)            1997               SEPT. 30, 1996
------------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
  Net investment income (loss)               $   (122,337)    $    16,522                  $   (12,636)
  Net realized gain (loss) on sale of
    investments and foreign currency
    transactions                               10,463,062      (1,454,225)                      58,619
  Net unrealized appreciation
    (depreciation) of investments and
    translation of assets and
    liabilities in foreign currencies          12,044,947      (3,802,835)                     460,905
  Net unrealized appreciation of futures                0               0                            0
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                      22,385,672      (5,240,538)                     506,888

DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    CLASS A                                        (1,626)              0                            0
    CLASS B                                             0               0                            0
    CLASS C                                             0(2)          N/A                          N/A
    INSTITUTIONAL CLASS                           (24,243)              0                            0
  In excess of net investment income
    CLASS A                                             0               0                            0
    CLASS B                                             0               0                            0
    CLASS C                                             0(2)          N/A                          N/A
    INSTITUTIONAL CLASS                                 0               0                            0
  From net realized gain on sale of
    investments
    CLASS A                                      (827,508)              0                            0
    CLASS B                                      (782,027)              0                            0
    CLASS C                                             0(2)          N/A                          N/A
    INSTITUTIONAL CLASS                        (4,562,220)              0                            0
  In excess of net realized gain on sale
    of investments
    CLASS A                                             0               0                            0
    CLASS B                                             0               0                            0
    CLASS C                                             0(2)          N/A                          N/A
    INSTITUTIONAL CLASS                                 0               0                            0

CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares sold - Class A          15,154,524       3,967,857                       94,136
  Reinvestment of dividends - Class A             803,796               0                            0
  Cost of shares redeemed - Class A            (5,282,878)       (556,553)                           0
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CAPITAL SHARE
TRANSACTIONS - CLASS A                         10,675,442       3,411,304                       94,136
  Proceeds from shares sold - Class B          12,825,169       2,296,961                           25
  Reinvestment of dividends - Class B             771,233               0                            0
  Cost of shares redeemed - Class B            (1,640,518)       (163,976)                           0
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CAPITAL SHARE
TRANSACTIONS - CLASS B                         11,955,884       2,132,985                           25
  Proceeds from shares sold - Class C           2,366,421(2)          N/A                          N/A
  Reinvestment of dividends - Class C               8,555(2)          N/A                          N/A
  Cost of shares redeemed - Class C              (132,433)(2)         N/A                          N/A
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CAPITAL SHARE
TRANSACTIONS - CLASS C                          2,242,543(2)          N/A                          N/A
  Proceeds from shares sold -
    Institutional Class                        53,985,405      12,246,405                   24,103,344
  Reinvestment of dividends -
    Institutional Class                         4,269,897               0                            0
  Cost of shares redeemed -
    Institutional Class                       (21,247,255)     (2,987,916)                     (54,923)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CAPITAL SHARE
TRANSACTIONS - INSTITUTIONAL CLASS             37,008,047       9,258,489                   24,048,421
INCREASE (DECREASE) IN NET ASSETS              78,069,964       9,562,240                   24,649,470

NET ASSETS:
  Beginning net assets                         34,211,710      24,649,470                            0
  ENDING NET ASSETS                          $112,281,674     $34,211,710                  $24,649,470
------------------------------------------------------------------------------------------------------

(1) INCLUDES AMOUNTS RELATED TO THE CONSOLIDATION OF THE OVERLAND EXPRESS SMALL CAP STRATEGY FUND. SEE NOTE 1.
(2)  THE CLASS C SHARES COMMENCED OPERATIONS ON DECEMBER 15, 1997.

The accompanying notes are an integral part of these financial statements.

---------------------
98

THIS PAGE IS INTENTIONALLY LEFT BLANK --

                                                           ---------------------

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                                           BALANCED FUND (2)
                                                          ----------------------------------
                                                                                     CLASS A
                                                          ----------------------------------
                                                                      SIX MONTHS
                                                          YEAR ENDED       ENDED  YEAR ENDED
                                                           MARCH 31,   MARCH 31,   SEPT. 30,
                                                                1998    1997 (3)        1996
--------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                          $12.01      $11.46      $11.84
                                                          ----------  ----------  ----------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                                  0.38        0.19        0.36
  Net realized and unrealized gain (loss) on investments        2.76        0.74        0.89
                                                          ----------  ----------  ----------
TOTAL FROM INVESTMENT OPERATIONS                                3.14        0.93        1.25
LESS DISTRIBUTIONS:
  Dividends from net investment income                         (0.38)      (0.19)      (0.35)
  Distributions from net realized gain                         (1.49)      (0.19)      (1.28)
                                                          ----------  ----------  ----------
TOTAL FROM DISTRIBUTIONS                                       (1.87)      (0.38)      (1.63)
                                                          ----------  ----------  ----------
NET ASSET VALUE, END OF PERIOD                                $13.28      $12.01      $11.46
                                                          ----------  ----------  ----------
                                                          ----------  ----------  ----------
TOTAL RETURN (NOT ANNUALIZED)                                 27.49%       8.15%      10.51%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)                           $34,952     $31,632     $32,640
RATIOS TO AVERAGE NET ASSETS (ANNUALIZED):
  Ratio of expenses to average net assets                      1.12%       1.05%       1.31%
  Ratio of net investment income (loss) to average net
    assets                                                     2.91%       3.20%       2.98%
Portfolio turnover                                               67%         43%        131%
Average commission rate paid (1)                               $0.05       $0.08       $0.06
--------------------------------------------------------------------------------------------
Ratio of expenses to average net assets prior to waived
  fees and reimbursed expenses                                 1.40%       1.30%       1.48%
Ratio of net investment income (loss) to average net
  assets prior to waived fees and reimbursed expenses          2.63%       2.95%       2.81%
--------------------------------------------------------------------------------------------

  *  PER SHARE DATA BASED UPON AVERAGE MONTHLY SHARES OUTSTANDING.
(1) FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.
(2) THE FUND OPERATED AS A SERIES OF PACIFICA FUNDS TRUST FROM ITS COMMENCEMENT OF OPERATIONS UNTIL IT WAS REORGANIZED AS A SERIES OF STAGECOACH FUNDS, INC. ON SEPTEMBER 6, 1996. IN CONJUNCTION WITH THE REORGANIZATION, EXISTING INVESTOR SHARES WERE CONVERTED INTO CLASS A SHARES OF THE FUND AND WFB ASSUMED INVESTMENT ADVISORY RESPONSIBILITIES. PRIOR TO APRIL 1, 1996, THE FUND WAS ADVISED BY FIRST INTERSTATE CAPITAL MANAGEMENT, INC. ("FICM"). IN CONNECTION WITH THE MERGER OF FIRST INTERSTATE BANCORP INTO WELLS FARGO & CO. ON APRIL 1, 1996, FICM WAS RENAMED WELLS FARGO INVESTMENT MANAGEMENT, INC.
(3)  THE FUND CHANGED ITS FISCAL YEAR-END FROM SEPTEMBER 30 TO MARCH 31.
(4)  THE CLASS B SHARES COMMENCED OPERATIONS ON SEPTEMBER 6, 1996.
The accompanying notes are an integral part of these financial statements.

---------------------
100

                                                            FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                                           BALANCED FUND (2) (CONT.)
                              ----------------------------------------------------------------------
                                                                                             CLASS B
                                                 CLASS A (CONT.)  ----------------------------------
                              ----------------------------------              SIX MONTHS      PERIOD
                              YEAR ENDED  YEAR ENDED  YEAR ENDED  YEAR ENDED       ENDED       ENDED
                               SEPT. 30,   SEPT. 30,   SEPT. 30,   MARCH 31,   MARCH 31,   SEPT. 30,
                                    1995        1994        1993        1998    1997 (3)    1996 (4)
----------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF PERIOD                       $11.67      $12.71      $11.18      $10.79      $10.24      $10.00
                              ----------  ----------  ----------  ----------  ----------  ----------
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment income
    (loss)                          0.46*       0.43*       0.44*       0.19        0.08        0.00
  Net realized and
    unrealized gain (loss)
    on investments                  0.68*      (0.13)*       1.72*       2.55       0.72        0.24
                              ----------  ----------  ----------  ----------  ----------  ----------
TOTAL FROM INVESTMENT
  OPERATIONS                        1.14        0.30        2.16        2.74        0.80        0.24
LESS DISTRIBUTIONS:
  Dividends from net
    investment income              (0.47)      (0.46)      (0.43)      (0.19)      (0.08)       0.00
  Distributions from net
    realized gain                  (0.50)      (0.88)      (0.20)      (1.34)      (0.17)       0.00
                              ----------  ----------  ----------  ----------  ----------  ----------
TOTAL FROM DISTRIBUTIONS           (0.97)      (1.34)      (0.63)      (1.53)      (0.25)       0.00
                              ----------  ----------  ----------  ----------  ----------  ----------
NET ASSET VALUE, END OF
  PERIOD                          $11.84      $11.67      $12.71      $12.00      $10.79      $10.24
                              ----------  ----------  ----------  ----------  ----------  ----------
                              ----------  ----------  ----------  ----------  ----------  ----------
TOTAL RETURN (NOT
  ANNUALIZED)                     10.62%       2.30%      19.83%      26.64%       7.84%       2.40%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
    (000s)                       $89,034    $108,290    $104,434      $9,145        $297          $2
RATIOS TO AVERAGE NET ASSETS
  (ANNUALIZED):
  Ratio of expenses to
    average net assets             1.03%       1.09%       1.01%       1.82%       1.70%       0.00%
  Ratio of net investment
    income (loss) to average
    net assets                     4.05%       3.55%       3.62%       2.15%       2.48%       3.09%
Portfolio turnover                   90%         35%         60%         67%         43%        131%
Average commission rate
  paid (1)                           N/A         N/A         N/A       $0.05       $0.08       $0.06
----------------------------------------------------------------------------------------------------
Ratio of expenses to average
  net assets prior to waived
  fees and reimbursed
  expenses                         1.05%       1.11%       1.06%       2.29%       7.85%       0.66%
Ratio of net investment
  income (loss) to average
  net assets prior to waived
  fees and reimbursed
  expenses                         4.03%       3.53%       3.57%       1.68%       (3.67)%      2.43%
----------------------------------------------------------------------------------------------------

  *  PER SHARE DATA BASED UPON AVERAGE MONTHLY SHARES OUTSTANDING.
(1) FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.
(2) THE FUND OPERATED AS A SERIES OF PACIFICA FUNDS TRUST FROM ITS COMMENCEMENT OF OPERATIONS UNTIL IT WAS REORGANIZED AS A SERIES OF STAGECOACH FUNDS, INC. ON SEPTEMBER 6, 1996. IN CONJUNCTION WITH THE REORGANIZATION, EXISTING INVESTOR SHARES WERE CONVERTED INTO CLASS A SHARES OF THE FUND AND WFB ASSUMED INVESTMENT ADVISORY RESPONSIBILITIES. PRIOR TO APRIL 1, 1996, THE FUND WAS ADVISED BY FIRST INTERSTATE CAPITAL MANAGEMENT, INC. ("FICM"). IN CONNECTION WITH THE MERGER OF FIRST INTERSTATE BANCORP INTO WELLS FARGO & CO. ON APRIL 1, 1996, FICM WAS RENAMED WELLS FARGO INVESTMENT MANAGEMENT, INC.
(3)  THE FUND CHANGED ITS FISCAL YEAR-END FROM SEPTEMBER 30 TO MARCH 31.
(4)  THE CLASS B SHARES COMMENCED OPERATIONS ON SEPTEMBER 6, 1996.
The accompanying notes are an integral part of these financial statements.

                                                           ---------------------

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                                   BALANCED FUND (2) (CONT.)
                                                          ----------------------------------
                                                                         INSTITUTIONAL CLASS
                                                          ----------------------------------
                                                                      SIX MONTHS
                                                          YEAR ENDED       ENDED  YEAR ENDED
                                                           MARCH 31,   MARCH 31,   SEPT. 30,
                                                                1998    1997 (3)    1996 (4)
--------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                          $12.00      $11.45      $11.84
                                                          ----------  ----------  ----------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                                  0.40        0.21        0.40
  Net realized and unrealized gain (loss) on investments        2.74        0.74        0.89
                                                          ----------  ----------  ----------
TOTAL FROM INVESTMENT OPERATIONS                                3.14        0.95        1.29
LESS DISTRIBUTIONS:
  Dividends from net investment income                         (0.40)      (0.21)      (0.40)
  Distributions from net realized gain                         (1.48)      (0.19)      (1.28)
                                                          ----------  ----------  ----------
TOTAL FROM DISTRIBUTIONS                                       (1.88)      (0.40)      (1.68)
                                                          ----------  ----------  ----------
NET ASSET VALUE, END OF PERIOD                                $13.26      $12.00      $11.45
                                                          ----------  ----------  ----------
                                                          ----------  ----------  ----------
TOTAL RETURN (NOT ANNUALIZED)                                 27.67%       8.27%      10.80%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)                           $51,241     $55,456     $72,327
RATIOS TO AVERAGE NET ASSETS (ANNUALIZED):
  Ratio of expenses to average net assets                      0.99%       0.95%       0.94%
  Ratio of net investment income (loss) to average net
    assets                                                     3.05%       3.30%       3.29%
Portfolio turnover                                               67%         43%        131%
Average commission rate paid (1)                               $0.05       $0.08       $0.06
--------------------------------------------------------------------------------------------
Ratio of expenses to average net assets prior to waived
  fees and reimbursed expenses                                 1.21%       1.18%       1.11%
Ratio of net investment income (loss) to average net
  assets prior to waived fees and reimbursed expenses          2.83%       3.07%       3.12%
--------------------------------------------------------------------------------------------

(1) FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.
(2) THE FUND OPERATED AS A SERIES OF PACIFICA FUNDS TRUST FROM ITS COMMENCEMENT OF OPERATIONS UNTIL IT WAS REORGANIZED AS A SERIES OF STAGECOACH FUNDS, INC. ON SEPTEMBER 6, 1996. IN CONJUNCTION WITH THE REORGANIZATION, EXISTING INVESTOR SHARES WERE CONVERTED INTO CLASS A SHARES OF THE FUND AND WFB ASSUMED INVESTMENT ADVISORY RESPONSIBILITIES. PRIOR TO APRIL 1, 1996, THE FUND WAS ADVISED BY FIRST INTERSTATE CAPITAL MANAGEMENT, INC. ("FICM"). IN CONNECTION WITH THE MERGER OF FIRST INTERSTATE BANCORP INTO WELLS FARGO & CO. ON APRIL 1, 1996, FICM WAS RENAMED WELLS FARGO INVESTMENT MANAGEMENT, INC.
(3)  THE FUND CHANGED ITS FISCAL YEAR-END FROM SEPTEMBER 30 TO MARCH 31.
(4)  THE INSTITUTIONAL CLASS SHARES COMMENCED OPERATIONS ON OCTOBER 1,
     1995.
(5) THE FUND CHANGED ITS FISCAL YEAR-END FROM DECEMBER 31 TO SEPTEMBER 30. The accompanying notes are an integral part of these financial statements.

---------------------
102

                                                            FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                                      DIVERSIFIED EQUITY INCOME FUND
                              ----------------------------------------------------------------------
                                                                                             CLASS A
                              ----------------------------------------------------------------------
                                                            NINE
                                          SIX MONTHS      MONTHS
                              YEAR ENDED       ENDED       ENDED  YEAR ENDED  YEAR ENDED  YEAR ENDED
                               MARCH 31,   MARCH 31,   SEPT. 30,    DEC. 31,    DEC. 31,    DEC. 31,
                                    1998    1997 (3)    1996 (5)        1995        1994        1993
----------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF PERIOD                       $14.52      $14.73      $13.34      $10.76      $11.08      $10.29
                              ----------  ----------  ----------  ----------  ----------  ----------
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment income
    (loss)                          0.28        0.14        0.25        0.35        0.33        0.30
  Net realized and
    unrealized gain (loss)
    on investments                  5.15        0.64        1.39        2.86       (0.32)       0.96
                              ----------  ----------  ----------  ----------  ----------  ----------
TOTAL FROM INVESTMENT
  OPERATIONS                        5.43        0.78        1.64        3.21        0.01        1.26
LESS DISTRIBUTIONS:
  Dividends from net
    investment income              (0.28)      (0.14)      (0.25)      (0.35)      (0.33)      (0.30)
  Distributions from net
    realized gain                  (0.70)      (0.85)       0.00       (0.28)       0.00       (0.17)
                              ----------  ----------  ----------  ----------  ----------  ----------
TOTAL FROM DISTRIBUTIONS           (0.98)      (0.99)      (0.25)      (0.63)      (0.33)      (0.47)
                              ----------  ----------  ----------  ----------  ----------  ----------
NET ASSET VALUE, END OF
  PERIOD                          $18.97      $14.52      $14.73      $13.34      $10.76      $11.08
                              ----------  ----------  ----------  ----------  ----------  ----------
                              ----------  ----------  ----------  ----------  ----------  ----------
TOTAL RETURN (NOT
  ANNUALIZED)                     38.15%       5.25%      12.35%      30.17%       0.08%      12.33%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
    (000s)                      $223,540    $154,502    $134,648     $79,977     $45,178     $26,704
RATIOS TO AVERAGE NET ASSETS
  (ANNUALIZED):
  Ratio of expenses to
    average net assets             1.12%       1.10%       1.10%       1.10%       1.06%       0.46%
  Ratio of net investment
    income (loss) to average
    net assets                     1.67%       1.91%       2.57%       3.02%       3.16%       3.51%
Portfolio turnover                   59%         33%         43%         70%         62%         46%
Average commission rate
  paid (1)                         $0.06       $0.08       $0.08         N/A         N/A         N/A
----------------------------------------------------------------------------------------------------
Ratio of expenses to average
  net assets prior to waived
  fees and reimbursed
  expenses                         1.19%       1.17%       1.26%       1.31%       1.34%       1.66%
Ratio of net investment
  income (loss) to average
  net assets prior to waived
  fees and reimbursed
  expenses                         1.60%       1.84%       2.41%       2.81%       2.88%       2.31%
----------------------------------------------------------------------------------------------------

(1) FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.
(2) THE FUND OPERATED AS A SERIES OF PACIFICA FUNDS TRUST FROM ITS COMMENCEMENT OF OPERATIONS UNTIL IT WAS REORGANIZED AS A SERIES OF STAGECOACH FUNDS, INC. ON SEPTEMBER 6, 1996. IN CONJUNCTION WITH THE REORGANIZATION, EXISTING INVESTOR SHARES WERE CONVERTED INTO CLASS A SHARES OF THE FUND AND WFB ASSUMED INVESTMENT ADVISORY RESPONSIBILITIES. PRIOR TO APRIL 1, 1996, THE FUND WAS ADVISED BY FIRST INTERSTATE CAPITAL MANAGEMENT, INC. ("FICM"). IN CONNECTION WITH THE MERGER OF FIRST INTERSTATE BANCORP INTO WELLS FARGO & CO. ON APRIL 1, 1996, FICM WAS RENAMED WELLS FARGO INVESTMENT MANAGEMENT, INC.
(3)  THE FUND CHANGED ITS FISCAL YEAR-END FROM SEPTEMBER 30 TO MARCH 31.
(4)  THE INSTITUTIONAL CLASS SHARES COMMENCED OPERATIONS ON OCTOBER 1,
     1995.
(5) THE FUND CHANGED ITS FISCAL YEAR-END FROM DECEMBER 31 TO SEPTEMBER 30. The accompanying notes are an integral part of these financial statements.

                                                           ---------------------

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                                        DIVERSIFIED EQUITY
                                                                       INCOME FUND (CONT.)
                                                                    ----------------------
                                                                                   CLASS B
                                                                    ----------------------
                                                                                SIX MONTHS
                                                                    YEAR ENDED       ENDED
                                                                     MARCH 31,   MARCH 31,
                                                                          1998    1997 (2)
------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                    $13.60      $13.79
                                                                    ----------  ----------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                                            0.15        0.08
  Net realized and unrealized gain (loss) on investments                  4.82        0.60
                                                                    ----------  ----------
TOTAL FROM INVESTMENT OPERATIONS                                          4.97        0.68
LESS DISTRIBUTIONS:
  Dividends from net investment income                                   (0.15)      (0.08)
  Distributions from net realized gain                                   (0.65)      (0.79)
                                                                    ----------  ----------
TOTAL FROM DISTRIBUTIONS                                                 (0.80)      (0.87)
                                                                    ----------  ----------
NET ASSET VALUE, END OF PERIOD                                          $17.77      $13.60
                                                                    ----------  ----------
                                                                    ----------  ----------
TOTAL RETURN (NOT ANNUALIZED)                                           37.29%       4.91%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)                                     $71,736     $32,632
RATIOS TO AVERAGE NET ASSETS (ANNUALIZED):
  Ratio of expenses to average net assets                                1.77%       1.74%
  Ratio of net investment income (loss) to average net assets            1.02%       1.29%
Portfolio turnover                                                         59%         33%
Average commission rate paid (1)                                         $0.06       $0.08
------------------------------------------------------------------------------------------
Ratio of expenses to average net assets prior to waived fees and
  reimbursed expenses                                                    1.83%       1.87%
Ratio of net investment income (loss) to average net assets prior
  to waived fees and reimbursed expenses                                 0.96%       1.16%
------------------------------------------------------------------------------------------

(1) FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.
(2)  THE FUND CHANGED ITS FISCAL YEAR-END FROM SEPTEMBER 30 TO MARCH 31.
(3)  THE FUND CHANGED ITS FISCAL YEAR-END FROM DECEMBER 31 TO SEPTEMBER 30.
(4)  THE CLASS B SHARES COMMENCED OPERATIONS ON JANUARY 1, 1995.
(5) THIS RATIO INCLUDES ACTIVITY OF THE MASTER PORTFOLIO PRIOR TO DECEMBER 15, 1997.
(6) THE PORTFOLIO TURNOVER FOR AND AVERAGE COMMISSION RATE PAID INCLUDE ACTIVITY OF THE MASTER PORTFOLIO PRIOR TO DECEMBER 15, 1997.
(7) THE PORTFOLIO TURNOVER FOR AND AVERAGE COMMISSION RATE PAID BY THE CORPORATE STOCK MASTER PORTFOLIO FROM ITS INCEPTION ON APRIL 28, 1996 TO SEPTEMBER 30, 1996, WERE 3% AND $.0265 RESPECTIVELY. THE INFORMATION SHOWN REFLECTS THE STAND-ALONE PERIOD ONLY.
The accompanying notes are an integral part of these financial statements.

---------------------
104

                                                            FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                  DIVERSIFIED EQUITY                               EQUITY INDEX FUND
                                 INCOME FUND (CONT.)  ----------------------------------------------
                              ----------------------
                                     CLASS B (CONT.)                                         CLASS A
                              ----------------------  ----------------------------------------------
                                    NINE                                            NINE
                                  MONTHS                          SIX MONTHS      MONTHS
                                   ENDED  YEAR ENDED  YEAR ENDED       ENDED       ENDED  YEAR ENDED
                               SEPT. 30,    DEC. 31,   MARCH 31,   MARCH 31,   SEPT. 30,    DEC. 31,
                                1996 (3)    1995 (4)        1998    1997 (2)    1996 (3)        1995
----------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF PERIOD                       $12.49      $10.00      $49.60      $46.24      $41.45      $31.42
                              ----------  ----------  ----------  ----------  ----------  ----------
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment income
    (loss)                          0.17        0.20        0.48        0.25        0.42        0.59
  Net realized and
    unrealized gain (loss)
    on investments                  1.30        2.75       22.31        4.61        4.79       10.65
                              ----------  ----------  ----------  ----------  ----------  ----------
TOTAL FROM INVESTMENT
  OPERATIONS                        1.47        2.95       22.79        4.86        5.21       11.24
LESS DISTRIBUTIONS:
  Dividends from net
    investment income              (0.17)      (0.20)      (0.48)      (0.25)      (0.42)      (0.59)
  Distributions from net
    realized gain                   0.00       (0.26)      (1.59)      (1.25)       0.00       (0.62)
                              ----------  ----------  ----------  ----------  ----------  ----------
TOTAL FROM DISTRIBUTIONS           (0.17)      (0.46)      (2.07)      (1.50)      (0.42)      (1.21)
                              ----------  ----------  ----------  ----------  ----------  ----------
NET ASSET VALUE, END OF
  PERIOD                          $13.79      $12.49      $70.32      $49.60      $46.24      $41.45
                              ----------  ----------  ----------  ----------  ----------  ----------
                              ----------  ----------  ----------  ----------  ----------  ----------
TOTAL RETURN (NOT
  ANNUALIZED)                     11.76%      29.64%      46.48%      10.63%      12.60%      35.99%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
    (000s)                       $17,045      $5,339    $578,882    $406,739    $370,439    $327,208
RATIOS TO AVERAGE NET ASSETS
  (ANNUALIZED):
  Ratio of expenses to
    average net assets             1.74%       1.73%        0.89 (5)       0.97 (5)       1.01 (5)      0.96%
  Ratio of net investment
    income (loss) to average
    net assets                     2.01%       2.40%        0.80 (5)       1.02 (5)       1.28 (5)      1.59%
Portfolio turnover                   43%         70%           4 (6)          2 (6)          1 (7)         6%
Average commission rate
  paid (1)                         $0.08         N/A       $0.03(6)      $0.03(6)      $0.02(7)        N/A
----------------------------------------------------------------------------------------------------
Ratio of expenses to average
  net assets prior to waived
  fees and reimbursed
  expenses                         2.08%       2.57%        0.95 (5)       1.07 (5)       1.08 (5)      1.00%
Ratio of net investment
  income (loss) to average
  net assets prior to waived
  fees and reimbursed
  expenses                         1.67%       1.56%        0.74 (5)       0.92 (5)       1.21 (5)      1.55%
----------------------------------------------------------------------------------------------------

(1) FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.
(2)  THE FUND CHANGED ITS FISCAL YEAR-END FROM SEPTEMBER 30 TO MARCH 31.
(3)  THE FUND CHANGED ITS FISCAL YEAR-END FROM DECEMBER 31 TO SEPTEMBER 30.
(4)  THE CLASS B SHARES COMMENCED OPERATIONS ON JANUARY 1, 1995.
(5) THIS RATIO INCLUDES ACTIVITY OF THE MASTER PORTFOLIO PRIOR TO DECEMBER 15, 1997.
(6) THE PORTFOLIO TURNOVER FOR AND AVERAGE COMMISSION RATE PAID INCLUDE ACTIVITY OF THE MASTER PORTFOLIO PRIOR TO DECEMBER 15, 1997.
(7) THE PORTFOLIO TURNOVER FOR AND AVERAGE COMMISSION RATE PAID BY THE CORPORATE STOCK MASTER PORTFOLIO FROM ITS INCEPTION ON APRIL 28, 1996 TO SEPTEMBER 30, 1996, WERE 3% AND $.0265 RESPECTIVELY. THE INFORMATION SHOWN REFLECTS THE STAND-ALONE PERIOD ONLY.
The accompanying notes are an integral part of these financial statements.

                                                           ---------------------

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                                   EQUITY INDEX FUND (CONT.)
                                                          ----------------------------------
                                                                                     CLASS B
                                                                 CLASS A (CONT.)  ----------
                                                          ----------------------      PERIOD
                                                          YEAR ENDED  YEAR ENDED       ENDED
                                                            DEC. 31,    DEC. 31,   MARCH 31,
                                                                1994        1993    1998 (3)
--------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                          $33.00      $31.40      $65.18
                                                          ----------  ----------  ----------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                                  0.63        0.59       (0.01)
  Net realized and unrealized gain (loss) on investments       (0.50)       2.19        5.24
                                                          ----------  ----------  ----------
TOTAL FROM INVESTMENT OPERATIONS                                0.13        2.78        5.23
LESS DISTRIBUTIONS:
  Dividends from net investment income                         (0.63)      (0.59)       0.00
  Distributions from net realized gain                         (1.08)      (0.59)       0.00
                                                          ----------  ----------  ----------
TOTAL FROM DISTRIBUTIONS                                       (1.71)      (1.18)       0.00
                                                          ----------  ----------  ----------
NET ASSET VALUE, END OF PERIOD                                $31.42      $33.00      $70.41
                                                          ----------  ----------  ----------
                                                          ----------  ----------  ----------
TOTAL RETURN (NOT ANNUALIZED)                                  0.42%       8.91%       8.02%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)                          $236,265    $258,327      $3,811
RATIOS TO AVERAGE NET ASSETS (ANNUALIZED):
  Ratio of expenses to average net assets                      0.97%       0.97%       1.45%
  Ratio of net investment income (loss) to average net
    assets                                                     1.92%       1.81%       (0.19)%
Portfolio turnover                                                7%          5%          4%
Average commission rate paid (1)                                 N/A         N/A       $0.03
--------------------------------------------------------------------------------------------
Ratio of expenses to average net assets prior to waived
  fees and reimbursed expenses                                 1.00%       0.99%       1.64%
Ratio of net investment income (loss) to average net
  assets prior to waived fees and reimbursed expenses          1.89%       1.79%       (0.38)%
--------------------------------------------------------------------------------------------

  *  PER SHARE DATA BASED UPON AVERAGE MONTHLY SHARES OUTSTANDING.
(1) FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.
(2) THE FUND OPERATED AS A SERIES OF PACIFICA FUNDS TRUST FROM ITS COMMENCEMENT OF OPERATIONS UNTIL IT WAS REORGANIZED AS A SERIES OF STAGECOACH FUNDS, INC. ON SEPTEMBER 6, 1996. IN CONJUNCTION WITH THE REORGANIZATION, EXISTING INVESTOR SHARES WERE CONVERTED INTO CLASS A SHARES OF THE FUND AND WFB ASSUMED INVESTMENT ADVISORY RESPONSIBILITIES. PRIOR TO APRIL 1, 1996, THE FUND WAS ADVISED BY FIRST INTERSTATE CAPITAL MANAGEMENT, INC. ("FICM"). IN CONNECTION WITH THE MERGER OF FIRST INTERSTATE BANCORP INTO WELLS FARGO & CO. ON APRIL 1, 1996, FICM WAS RENAMED WELLS FARGO INVESTMENT MANAGEMENT, INC.
(3)  THE CLASS B SHARES COMMENCED OPERATIONS ON FEBRUARY 17, 1998.
(4) THE FUND CHANGED ITS FISCAL YEAR-END FROM SEPTEMBER 30 TO MARCH 31. The accompanying notes are an integral part of these financial statements.

---------------------
106

                                                            FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                                               EQUITY VALUE FUND (2)
                              ----------------------------------------------------------------------
                                                                                             CLASS A
                              ----------------------------------------------------------------------
                                          SIX MONTHS
                              YEAR ENDED       ENDED  YEAR ENDED  YEAR ENDED  YEAR ENDED  YEAR ENDED
                               MARCH 31,   MARCH 31,   SEPT. 30,   SEPT. 30,   SEPT. 30,   SEPT. 30,
                                    1998    1997 (4)        1996        1995        1994        1993
----------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF PERIOD                       $14.43      $12.66      $13.27      $12.36      $13.17      $10.73
                              ----------  ----------  ----------  ----------  ----------  ----------
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment income
    (loss)                          0.17        0.08        0.20        0.24*       0.20*       0.21*
  Net realized and
    unrealized gain (loss)
    on investments                  5.58        1.89        1.60        1.63*       0.74*       2.75*
                              ----------  ----------  ----------  ----------  ----------  ----------
TOTAL FROM INVESTMENT
  OPERATIONS                        5.75        1.97        1.80        1.87        0.94        2.96
LESS DISTRIBUTIONS:
  Dividends from net
    investment income              (0.17)      (0.08)      (0.19)      (0.25)      (0.21)      (0.23)
  Distributions from net
    realized gain                  (1.86)      (0.12)      (2.22)      (0.71)      (1.54)      (0.29)
                              ----------  ----------  ----------  ----------  ----------  ----------
TOTAL FROM DISTRIBUTIONS           (2.03)      (0.20)      (2.41)      (0.96)      (1.75)      (0.52)
                              ----------  ----------  ----------  ----------  ----------  ----------
NET ASSET VALUE, END OF
  PERIOD                          $18.15      $14.43      $12.66      $13.27      $12.36      $13.17
                              ----------  ----------  ----------  ----------  ----------  ----------
                              ----------  ----------  ----------  ----------  ----------  ----------
TOTAL RETURN (NOT
  ANNUALIZED)                     41.76%      15.63%      14.27%      16.58%       7.49%      28.22%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
    (000s)                       $52,392     $20,798     $18,453    $170,406    $168,852    $140,551
RATIOS TO AVERAGE NET ASSETS
  (ANNUALIZED):
  Ratio of expenses to
    average net assets             1.07%       1.05%       1.18%       0.96%       0.99%       0.98%
  Ratio of net investment
    income (loss) to average
    net assets                     1.03%       1.14%       1.73%       1.97%       1.60%       1.73%
Portfolio turnover                   50%         45%         91%         75%         41%         82%
Average commission rate
  paid (1)                         $0.05       $0.08       $0.06         N/A         N/A         N/A
----------------------------------------------------------------------------------------------------
Ratio of expenses to average
  net assets prior to waived
  fees and reimbursed
  expenses                         1.16%       1.12%       1.22%       0.98%       1.01%       0.99%
Ratio of net investment
  income (loss) to average
  net assets prior to waived
  fees and reimbursed
  expenses                         0.94%       1.07%       1.69%       1.95%       1.58%       1.72%
----------------------------------------------------------------------------------------------------

  *  PER SHARE DATA BASED UPON AVERAGE MONTHLY SHARES OUTSTANDING.
(1) FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.
(2) THE FUND OPERATED AS A SERIES OF PACIFICA FUNDS TRUST FROM ITS COMMENCEMENT OF OPERATIONS UNTIL IT WAS REORGANIZED AS A SERIES OF STAGECOACH FUNDS, INC. ON SEPTEMBER 6, 1996. IN CONJUNCTION WITH THE REORGANIZATION, EXISTING INVESTOR SHARES WERE CONVERTED INTO CLASS A SHARES OF THE FUND AND WFB ASSUMED INVESTMENT ADVISORY RESPONSIBILITIES. PRIOR TO APRIL 1, 1996, THE FUND WAS ADVISED BY FIRST INTERSTATE CAPITAL MANAGEMENT, INC. ("FICM"). IN CONNECTION WITH THE MERGER OF FIRST INTERSTATE BANCORP INTO WELLS FARGO & CO. ON APRIL 1, 1996, FICM WAS RENAMED WELLS FARGO INVESTMENT MANAGEMENT, INC.
(3)  THE CLASS B SHARES COMMENCED OPERATIONS ON FEBRUARY 17, 1998.
(4) THE FUND CHANGED ITS FISCAL YEAR-END FROM SEPTEMBER 30 TO MARCH 31. The accompanying notes are an integral part of these financial statements.

                                                           ---------------------

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                               EQUITY VALUE FUND (2) (CONT.)
                                                          ----------------------------------
                                                                                     CLASS B
                                                          ----------------------------------
                                                                      SIX MONTHS      PERIOD
                                                          YEAR ENDED       ENDED       ENDED
                                                           MARCH 31,   MARCH 31,   SEPT. 30,
                                                                1998    1997 (3)    1996 (4)
--------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                          $11.81      $10.34      $10.00
                                                          ----------  ----------  ----------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                                  0.05        0.01        0.00
  Net realized and unrealized gain (loss) on investments        4.57        1.57        0.34
                                                          ----------  ----------  ----------
TOTAL FROM INVESTMENT OPERATIONS                                4.62        1.58        0.34
LESS DISTRIBUTIONS:
  Dividends from net investment income                         (0.05)      (0.01)       0.00
  Distributions from net realized gain                         (1.52)      (0.10)       0.00
                                                          ----------  ----------  ----------
TOTAL FROM DISTRIBUTIONS                                       (1.57)      (0.11)       0.00
                                                          ----------  ----------  ----------
NET ASSET VALUE, END OF PERIOD                                $14.86      $11.81      $10.34
                                                          ----------  ----------  ----------
                                                          ----------  ----------  ----------
TOTAL RETURN (NOT ANNUALIZED)                                 40.87%      15.31%       3.40%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)                           $72,428      $2,542          $0
RATIOS TO AVERAGE NET ASSETS (ANNUALIZED):
  Ratio of expenses to average net assets                      1.76%       1.70%       0.00%
  Ratio of net investment income (loss) to average net
    assets                                                     0.42%       0.34%       1.83%
Portfolio turnover                                               50%         45%         91%
Average commission rate paid (1)                               $0.05       $0.08       $0.06
--------------------------------------------------------------------------------------------
Ratio of expenses to average net assets prior to waived
  fees and reimbursed expenses                                 1.83%       2.19%         N/A
Ratio of net investment income (loss) to average net
  assets prior to waived fees and reimbursed expenses          0.35%       (0.15)%        N/A
--------------------------------------------------------------------------------------------

(1) FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.
(2) THE FUND OPERATED AS A SERIES OF PACIFICA FUNDS TRUST FROM ITS COMMENCEMENT OF OPERATIONS UNTIL IT WAS REORGANIZED AS A SERIES OF STAGECOACH FUNDS, INC. ON SEPTEMBER 6, 1996. IN CONJUNCTION WITH THE REORGANIZATION, EXISTING INVESTOR SHARES WERE CONVERTED INTO CLASS A SHARES OF THE FUND AND WFB ASSUMED INVESTMENT ADVISORY RESPONSIBILITIES. PRIOR TO APRIL 1, 1996, THE FUND WAS ADVISED BY FIRST INTERSTATE CAPITAL MANAGEMENT, INC. ("FICM"). IN CONNECTION WITH THE MERGER OF FIRST INTERSTATE BANCORP INTO WELLS FARGO & CO. ON APRIL 1, 1996, FICM WAS RENAMED WELLS FARGO INVESTMENT MANAGEMENT, INC.
(3)  THE FUND CHANGED ITS FISCAL YEAR-END FROM SEPTEMBER 30 TO MARCH 31.
(4)  THE CLASS B SHARES COMMENCED OPERATIONS ON SEPTEMBER 6, 1996.
(5)  THE INSTITUTIONAL CLASS SHARES COMMENCED OPERATIONS ON OCTOBER 1,
     1995.
(6) THE FUND CHANGED ITS FISCAL YEAR-END FROM DECEMBER 31 TO SEPTEMBER 30. The accompanying notes are an integral part of these financial statements.

---------------------
108

                                                            FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                                                         GROWTH FUND
                                   EQUITY VALUE FUND (2) (CONT.)  ----------------------------------
                              ----------------------------------                             CLASS A
                                             INSTITUTIONAL CLASS  ----------------------------------
                              ----------------------------------                                NINE
                                          SIX MONTHS                          SIX MONTHS      MONTHS
                              YEAR ENDED       ENDED  YEAR ENDED  YEAR ENDED       ENDED       ENDED
                               MARCH 31,   MARCH 31,   SEPT. 30,   MARCH 31,   MARCH 31,   SEPT. 30,
                                    1998    1997 (3)    1996 (5)        1998    1997 (3)    1996 (6)
----------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF PERIOD                       $14.43      $12.65      $13.27      $19.20      $17.91      $17.26
                              ----------  ----------  ----------  ----------  ----------  ----------
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment income
    (loss)                          0.20        0.09        0.22        0.11        0.06        0.07
  Net realized and
    unrealized gain (loss)
    on investments                  5.58        1.89        1.61        6.18        1.34        2.00
                              ----------  ----------  ----------  ----------  ----------  ----------
TOTAL FROM INVESTMENT
  OPERATIONS                        5.78        1.98        1.83        6.29        1.40        2.07
LESS DISTRIBUTIONS:
  Dividends from net
    investment income              (0.20)      (0.08)      (0.23)      (0.11)      (0.06)      (0.07)
  Distributions from net
    realized gain                  (1.86)      (0.12)      (2.22)      (3.29)      (0.05)      (1.35)
                              ----------  ----------  ----------  ----------  ----------  ----------
TOTAL FROM DISTRIBUTIONS           (2.06)      (0.20)      (2.45)      (3.40)      (0.11)      (1.42)
                              ----------  ----------  ----------  ----------  ----------  ----------
NET ASSET VALUE, END OF
  PERIOD                          $18.15      $14.43      $12.65      $22.09      $19.20      $17.91
                              ----------  ----------  ----------  ----------  ----------  ----------
                              ----------  ----------  ----------  ----------  ----------  ----------
TOTAL RETURN (NOT
  ANNUALIZED)                     42.02%      15.73%      14.58%      34.65%       7.86%      12.45%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
    (000s)                      $228,452    $193,161    $206,620    $365,405    $283,468    $254,498
RATIOS TO AVERAGE NET ASSETS
  (ANNUALIZED):
  Ratio of expenses to
    average net assets             0.95%       0.95%       0.87%       1.12%       1.14%       1.18%
  Ratio of net investment
    income (loss) to average
    net assets                     1.18%       1.25%       1.69%       0.53%       0.65%       0.56%
Portfolio turnover                   50%         45%         91%        137%         40%         83%
Average commission rate
  paid (1)                         $0.05       $0.08       $0.06       $0.05       $0.08       $0.07
----------------------------------------------------------------------------------------------------
Ratio of expenses to average
  net assets prior to waived
  fees and reimbursed
  expenses                         0.98%       0.99%       0.92%       1.13%         N/A       1.19%
Ratio of net investment
  income (loss) to average
  net assets prior to waived
  fees and reimbursed
  expenses                         1.15%       1.21%       1.64%       0.52%         N/A       0.55%
----------------------------------------------------------------------------------------------------

(1) FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.
(2) THE FUND OPERATED AS A SERIES OF PACIFICA FUNDS TRUST FROM ITS COMMENCEMENT OF OPERATIONS UNTIL IT WAS REORGANIZED AS A SERIES OF STAGECOACH FUNDS, INC. ON SEPTEMBER 6, 1996. IN CONJUNCTION WITH THE REORGANIZATION, EXISTING INVESTOR SHARES WERE CONVERTED INTO CLASS A SHARES OF THE FUND AND WFB ASSUMED INVESTMENT ADVISORY RESPONSIBILITIES. PRIOR TO APRIL 1, 1996, THE FUND WAS ADVISED BY FIRST INTERSTATE CAPITAL MANAGEMENT, INC. ("FICM"). IN CONNECTION WITH THE MERGER OF FIRST INTERSTATE BANCORP INTO WELLS FARGO & CO. ON APRIL 1, 1996, FICM WAS RENAMED WELLS FARGO INVESTMENT MANAGEMENT, INC.
(3)  THE FUND CHANGED ITS FISCAL YEAR-END FROM SEPTEMBER 30 TO MARCH 31.
(4)  THE CLASS B SHARES COMMENCED OPERATIONS ON SEPTEMBER 6, 1996.
(5)  THE INSTITUTIONAL CLASS SHARES COMMENCED OPERATIONS ON OCTOBER 1,
     1995.
(6) THE FUND CHANGED ITS FISCAL YEAR-END FROM DECEMBER 31 TO SEPTEMBER 30. The accompanying notes are an integral part of these financial statements.

                                                           ---------------------

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                                         GROWTH FUND (CONT.)
                                                          ----------------------------------
                                                                             CLASS A (CONT.)
                                                          ----------------------------------
                                                          YEAR ENDED  YEAR ENDED  YEAR ENDED
                                                            DEC. 31,    DEC. 31,    DEC. 31,
                                                                1995        1994        1993
--------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                          $14.10      $14.75      $13.88
                                                          ----------  ----------  ----------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                                  0.19        0.22        0.23
  Net realized and unrealized gain (loss) on investments        3.87       (0.27)       0.93
                                                          ----------  ----------  ----------
TOTAL FROM INVESTMENT OPERATIONS                                4.06       (0.05)       1.16
LESS DISTRIBUTIONS:
  Dividends from net investment income                         (0.19)      (0.22)      (0.23)
  Distributions from net realized gain                         (0.71)      (0.38)      (0.06)
                                                          ----------  ----------  ----------
TOTAL FROM DISTRIBUTIONS                                       (0.90)      (0.60)      (0.29)
                                                          ----------  ----------  ----------
NET ASSET VALUE, END OF PERIOD                                $17.26      $14.10      $14.75
                                                          ----------  ----------  ----------
                                                          ----------  ----------  ----------
TOTAL RETURN (NOT ANNUALIZED)                                 28.90%       (0.29)%      8.44%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)                          $178,488    $113,525    $112,236
RATIOS TO AVERAGE NET ASSETS (ANNUALIZED):
  Ratio of expenses to average net assets                      1.18%       1.11%       0.93%
  Ratio of net investment income (loss) to average net
    assets                                                     1.23%       1.51%       1.72%
Portfolio turnover                                              100%         71%         55%
Average commission rate paid (1)                                 N/A         N/A         N/A
--------------------------------------------------------------------------------------------
Ratio of expenses to average net assets prior to waived
  fees and reimbursed expenses                                 1.21%       1.15%       1.11%
Ratio of net investment income (loss) to average net
  assets prior to waived fees and reimbursed expenses          1.20%       1.47%       1.54%
--------------------------------------------------------------------------------------------

(1) FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.
(2)  THE FUND CHANGED ITS FISCAL YEAR-END FROM SEPTEMBER 30 TO MARCH 31.
(3)  THE FUND CHANGED ITS FISCAL YEAR-END FROM DECEMBER 31 TO SEPTEMBER 30.
(4)  THE CLASS B SHARES COMMENCED OPERATIONS ON JANUARY 1, 1995.
(5)  THE INSTITUTIONAL CLASS SHARES COMMENCED OPERATIONS ON SEPTEMBER 6,
     1996.
The accompanying notes are an integral part of these financial statements.

---------------------
110

                                                            FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                                                             GROWTH FUND (CONT.)
                              ----------------------------------------------------------------------------------
                                                                     CLASS B
                              ----------------------------------------------                 INSTITUTIONAL CLASS
                                                            NINE              ----------------------------------
                                          SIX MONTHS      MONTHS                          SIX MONTHS      PERIOD
                              YEAR ENDED       ENDED       ENDED  YEAR ENDED  YEAR ENDED       ENDED       ENDED
                               MARCH 31,   MARCH 31,   SEPT. 30,    DEC. 31,   MARCH 31,   MARCH 31,   SEPT. 30,
                                    1998    1997 (2)    1996 (3)    1995 (4)        1998    1997 (2)    1996 (5)
----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF PERIOD                       $13.64      $12.74      $12.29      $10.00      $22.52      $21.01      $20.03
                              ----------  ----------  ----------  ----------  ----------  ----------  ----------
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment income
    (loss)                         (0.01)       0.00       (0.01)       0.05        0.17        0.09        0.02
  Net realized and
    unrealized gain (loss)
    on investments                  4.38        0.94        1.42        2.79        7.25        1.57        0.97
                              ----------  ----------  ----------  ----------  ----------  ----------  ----------
TOTAL FROM INVESTMENT
  OPERATIONS                        4.37        0.94        1.41        2.84        7.42        1.66        0.99
LESS DISTRIBUTIONS:
  Dividends from net
    investment income               0.00        0.00        0.00       (0.05)      (0.17)      (0.09)      (0.01)
  Distributions from net
    realized gain                  (2.31)      (0.04)      (0.96)      (0.50)      (3.86)      (0.06)       0.00
                              ----------  ----------  ----------  ----------  ----------  ----------  ----------
TOTAL FROM DISTRIBUTIONS           (2.31)      (0.04)      (0.96)      (0.55)      (4.03)      (0.15)      (0.01)
                              ----------  ----------  ----------  ----------  ----------  ----------  ----------
NET ASSET VALUE, END OF
  PERIOD                          $15.70      $13.64      $12.74      $12.29      $25.91      $22.52      $21.01
                              ----------  ----------  ----------  ----------  ----------  ----------  ----------
                              ----------  ----------  ----------  ----------  ----------  ----------  ----------
TOTAL RETURN (NOT
  ANNUALIZED)                     33.83%       7.36%      11.89%      28.47%      34.86%       7.92%       3.41%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
    (000s)                       $52,901     $23,010     $12,832      $4,682     $18,180     $19,719     $18,508
RATIOS TO AVERAGE NET ASSETS
  (ANNUALIZED):
  Ratio of expenses to
    average net assets             1.79%       1.86%       1.93%       1.87%       0.99%       1.01%       0.96%
  Ratio of net investment
    income (loss) to average
    net assets                     (0.15)%      (0.06)%      (0.12)%      0.43%      0.65%      0.78%      1.27%
Portfolio turnover                  137%         40%         83%        100%        137%         40%         83%
Average commission rate
  paid (1)                         $0.05       $0.08       $0.07         N/A       $0.05       $0.08       $0.07
----------------------------------------------------------------------------------------------------------------
Ratio of expenses to average
  net assets prior to waived
  fees and reimbursed
  expenses                         1.80%       1.89%       2.03%       2.21%         N/A         N/A         N/A
Ratio of net investment
  income (loss) to average
  net assets prior to waived
  fees and reimbursed
  expenses                         (0.16)%      (0.09)%      (0.22)%      0.09%        N/A        N/A        N/A
----------------------------------------------------------------------------------------------------------------

(1) FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.
(2)  THE FUND CHANGED ITS FISCAL YEAR-END FROM SEPTEMBER 30 TO MARCH 31.
(3)  THE FUND CHANGED ITS FISCAL YEAR-END FROM DECEMBER 31 TO SEPTEMBER 30.
(4)  THE CLASS B SHARES COMMENCED OPERATIONS ON JANUARY 1, 1995.
(5)  THE INSTITUTIONAL CLASS SHARES COMMENCED OPERATIONS ON SEPTEMBER 6,
     1996.
The accompanying notes are an integral part of these financial statements.

                                                           ---------------------

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                      INTERNATIONAL EQUITY
                                                  FUND (2)
                                    ----------------------
                                      CLASS A      CLASS B
                                    ---------    ---------
                                       PERIOD       PERIOD
                                        ENDED        ENDED
                                    MARCH 31,    MARCH 31,
                                         1998         1998
----------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  PERIOD                               $10.00       $10.00
                                    ---------    ---------
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment income (loss)           0.02        (0.01)
  Net realized and unrealized
    gain (loss) on investments           1.03         1.02
                                    ---------    ---------
TOTAL FROM INVESTMENT OPERATIONS         1.05         1.01
LESS DISTRIBUTIONS:
  Dividends from net investment
    income                               0.00         0.00
  Distributions from net
    realized gain                        0.00         0.00
                                    ---------    ---------
TOTAL FROM DISTRIBUTIONS                 0.00         0.00
                                    ---------    ---------
NET ASSET VALUE, END OF PERIOD         $11.05       $11.01
                                    ---------    ---------
                                    ---------    ---------
TOTAL RETURN (NOT ANNUALIZED)          10.52%       10.10%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
    (000s)                            $26,770      $33,003
RATIOS TO AVERAGE NET ASSETS
  (ANNUALIZED):
  Ratio of expenses to average
    net assets                          1.75%        2.40%
  Ratio of net investment income
    (loss) to average net assets        0.35%        (0.31)%
Portfolio turnover                        12%          12%
Average commission rate paid (1)        $0.08        $0.08
----------------------------------------------------------
Ratio of expenses to average net
  assets prior to waived fees
  and reimbursed expenses               2.20%        2.84%
Ratio of net investment income
  (loss) to average net assets
  prior to waived fees and
  reimbursed expenses                   (0.10)%      (0.75)%
----------------------------------------------------------

(1) FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.
(2)  THE FUND COMMENCED OPERATIONS ON SEPTEMBER 24, 1997.
(3)  THE FUND COMMENCED OPERATIONS ON SEPTEMBER 16, 1996.
(4)  THE FUND CHANGED ITS FISCAL YEAR-END FROM SEPTEMBER 30 TO MARCH 31.
(5) THIS RATIO INCLUDES ACTIVITY OF THE MASTER PORTFOLIO PRIOR TO DECEMBER 15, 1997.
(6) THE PORTFOLIO TURNOVER FOR AND AVERAGE COMMISSION RATE PAID INCLUDE ACTIVITY OF THE MASTER PORTFOLIO PRIOR TO DECEMBER 15, 1997.
The accompanying notes are an integral part of these financial statements.

---------------------
112

                                                            FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                                                        SMALL CAP FUND (3)
                                --------------------------------------------------------------------------
                                                            CLASS A                                CLASS B
                                -----------------------------------    -----------------------------------
                                                   SIX                                    SIX
                                     YEAR       MONTHS       PERIOD         YEAR       MONTHS       PERIOD
                                    ENDED        ENDED        ENDED        ENDED        ENDED        ENDED
                                MARCH 31,    MARCH 31,    SEPT. 30,    MARCH 31,    MARCH 31,    SEPT. 30,
                                     1998     1997 (4)         1996         1998     1997 (4)         1996
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF PERIOD                        $18.98       $22.45       $22.01       $18.93       $22.46       $22.02
                                ---------    ---------    ---------    ---------    ---------    ---------
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment income
    (loss)                          (0.06)       (0.01)        0.00        (0.11)       (0.04)        0.00
  Net realized and
    unrealized gain (loss)
    on investments                   8.76        (3.46)        0.44         8.61        (3.49)        0.44
                                ---------    ---------    ---------    ---------    ---------    ---------
TOTAL FROM INVESTMENT
  OPERATIONS                         8.70        (3.47)        0.44         8.50        (3.53)        0.44
LESS DISTRIBUTIONS:
  Dividends from net
    investment income                0.00         0.00         0.00         0.00         0.00         0.00
  Distributions from net
    realized gain                   (2.06)        0.00         0.00        (2.05)        0.00         0.00
                                ---------    ---------    ---------    ---------    ---------    ---------
TOTAL FROM DISTRIBUTIONS            (2.06)        0.00         0.00        (2.05)        0.00         0.00
                                ---------    ---------    ---------    ---------    ---------    ---------
NET ASSET VALUE, END OF
  PERIOD                           $25.62       $18.98       $22.45       $25.38       $18.93       $22.46
                                ---------    ---------    ---------    ---------    ---------    ---------
                                ---------    ---------    ---------    ---------    ---------    ---------
TOTAL RETURN (NOT
  ANNUALIZED)                      47.03%       (15.46)%      2.00%       46.02%       (15.72)%      2.00%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
    (000s)                        $15,611       $3,107          $96      $15,320       $1,905           $0
RATIOS TO AVERAGE NET ASSETS
  (ANNUALIZED):
  Ratio of expenses to
    average net assets               1.22%(5)      1.10%(5)      1.03%(5)      1.92%(5)      1.75%(5)     0.00%
  Ratio of net investment
    income (loss) to average
    net assets                      (0.43)%(5)     (0.23)%(5)     (0.59)%(5)     (1.13)%(5)     (0.85)%(5)     0.00%
Portfolio turnover                    291%(6)        69%(6)        10%(6)       291%(6)        69%(6)        10%(6)
Average commission rate
  paid (1)                          $0.05(6)     $0.08(6)     $0.08(6)     $0.05(6)     $0.08(6)     $0.08(6)
----------------------------------------------------------------------------------------------------------
Ratio of expenses to average
  net assets prior to waived
  fees and reimbursed
  expenses                           1.57%(5)      2.80%(5)     38.54%(5)      2.21%(5)      3.55%(5)     0.00%
Ratio of net investment
  income (loss) to average
  net assets prior to waived
  fees and reimbursed
  expenses                          (0.78)%(5)     (1.93)%(5)    (38.10)%(5)     (1.42)%(5)     (2.65)%(5)     0.00%
----------------------------------------------------------------------------------------------------------

(1) FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.
(2)  THE FUND COMMENCED OPERATIONS ON SEPTEMBER 24, 1997.
(3)  THE FUND COMMENCED OPERATIONS ON SEPTEMBER 16, 1996.
(4)  THE FUND CHANGED ITS FISCAL YEAR-END FROM SEPTEMBER 30 TO MARCH 31.
(5) THIS RATIO INCLUDES ACTIVITY OF THE MASTER PORTFOLIO PRIOR TO DECEMBER 15, 1997.
(6) THE PORTFOLIO TURNOVER FOR AND AVERAGE COMMISSION RATE PAID INCLUDE ACTIVITY OF THE MASTER PORTFOLIO PRIOR TO DECEMBER 15, 1997.
The accompanying notes are an integral part of these financial statements.

                                                           ---------------------

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                          SMALL CAP FUND (2) (CONT.)
                                    ------------------------------------------------
                                                                 INSTITUTIONAL CLASS
                                      CLASS C    -----------------------------------
                                    ---------                       SIX
                                       PERIOD         YEAR       MONTHS       PERIOD
                                        ENDED        ENDED        ENDED        ENDED
                                    MARCH 31,    MARCH 31,    MARCH 31,    SEPT. 30,
                                     1998 (3)         1998     1997 (4)         1996
------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  PERIOD                               $21.77       $19.01       $22.45       $22.01
                                    ---------    ---------    ---------    ---------
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment income (loss)          (0.08)        0.00         0.02         0.00
  Net realized and unrealized
    gain (loss) on investments           3.69         8.84        (3.46)        0.44
                                    ---------    ---------    ---------    ---------
TOTAL FROM INVESTMENT OPERATIONS         3.61         8.84        (3.44)        0.44
LESS DISTRIBUTIONS:
  Dividends from net investment
    income                               0.00        (0.01)        0.00         0.00
  Distributions from net
    realized gain                        0.00        (2.07)        0.00         0.00
                                    ---------    ---------    ---------    ---------
TOTAL FROM DISTRIBUTIONS                 0.00        (2.08)        0.00         0.00
                                    ---------    ---------    ---------    ---------
NET ASSET VALUE, END OF PERIOD         $25.38       $25.77       $19.01       $22.45
                                    ---------    ---------    ---------    ---------
                                    ---------    ---------    ---------    ---------
TOTAL RETURN (NOT ANNUALIZED)          16.58%       47.70%       (15.32)%      2.00%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
    (000s)                             $2,495      $78,856      $29,200      $24,553
RATIOS TO AVERAGE NET ASSETS
  (ANNUALIZED):
  Ratio of expenses to average
    net assets                          2.10%         0.75%(5)      0.75%(5)      1.60%(5)
  Ratio of net investment income
    (loss) to average net assets        (1.17)%       0.01%(5)      0.16%(5)     (1.15)%(5)
Portfolio turnover                       291%          291%(6)        69%(6)        10%(6)
Average commission rate paid (1)        $0.05        $0.05(6)     $0.08(6)     $0.08(6)
------------------------------------------------------------------------------------
Ratio of expenses to average net
  assets prior to waived fees
  and reimbursed expenses               2.66%         1.26%(5)      1.65%(5)      1.63%(5)
Ratio of net investment income
  (loss) to average net assets
  prior to waived fees and
  reimbursed expenses                   (1.73)%      (0.50)%(5)     (0.74)%(5)     (1.18)%(5)
------------------------------------------------------------------------------------

(1) FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.
(2)  THE FUND COMMENCED OPERATIONS ON SEPTEMBER 16, 1996.
(3)  THE CLASS C SHARES COMMENCED OPERATIONS ON DECEMBER 15, 1997.
(4)  THE FUND CHANGED ITS FISCAL YEAR-END FROM SEPTEMBER 30 TO MARCH 31.
(5) THIS RATIO INCLUDES ACTIVITY OF THE MASTER PORTFOLIO PRIOR TO DECEMBER 15, 1997.
(6) THE PORTFOLIO TURNOVER FOR AND AVERAGE COMMISSION RATE PAID INCLUDE ACTIVITY OF THE MASTER PORTFOLIO PRIOR TO DECEMBER 15, 1997.
The accompanying notes are an integral part of these financial statements.

---------------------
114

                                                   NOTES TO FINANCIAL STATEMENTS

-------------------------------------------
NOTES TO FINANCIAL STATEMENTS
1. SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

Stagecoach Funds, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company. The Company commenced operations on January 1, 1992, and currently offers thirty-three separate series. These financial statements represent the Balanced, Diversified Equity Income, Equity Index, Equity Value, Growth, International Equity and Small Cap Funds (each, a "Fund", collectively, the "Funds"), each a diversified series of the Company.

Prior to December 12, 1997, the Diversified Equity Income, Equity Index and Growth Funds were known as the "Diversified Income", "Corporate Stock", and "Growth and Income" Funds, respectively.

At a meeting held on July 23, 1997, the Boards of Directors of Overland Express Funds, Inc. ("Overland") and the Company approved a consolidation agreement providing for the transfer of the assets and liabilities of each Overland fund to a corresponding fund of the Company in exchange for shares of designated classes of the corresponding Stagecoach fund (the "Consolidation"). The Consolidation was subsequently approved by Overland shareholders. As a result of this Consolidation, effective at the close of business on December 12, 1997, the Stagecoach Small Cap Fund acquired all of the assets and assumed all of the liabilities of the Overland Small Cap Strategy Fund. The Stagecoach Small Cap Fund issued 237,032 shares, valued at $5,180,522, to the Overland Small Cap Strategy Fund. At the date of the Consolidation, the components of net assets for each Fund were as follows:

                                                                          OVERLAND
                                                                         SMALL CAP    STAGECOACH
                                                                          STRATEGY     SMALL CAP
DECEMBER 12, 1997                                                             FUND          FUND
------------------------------------------------------------------------------------------------
Paid-in Capital                                                        $ 5,440,786  $ 76,193,325
Undistributed Net Investment Income (Loss)                                       0       (81,086)
Undistributed Net Realized Gain (Loss)                                      45,444       291,994
Unrealized Appreciation (Depreciation)                                   (305,708)    (4,012,261)
                                                                      ------------  ------------
Total Net Assets                                                       $ 5,180,522  $ 72,391,972
                                                                      ------------  ------------
                                                                      ------------  ------------

The combined net assets for the Stagecoach Small Cap Fund immediately after the Consolidation were $77,572,494. The acquisition was accomplished in a tax-free exchange for shares of the Stagecoach Small Cap Fund.

                                                           ---------------------

NOTES TO FINANCIAL STATEMENTS

At the time of the Consolidation, the Equity Index and Small Cap Funds, structured as "feeder" Funds in a "master-feeder" structure, were restructured to invest directly in a portfolio of securities, rather than to invest in portfolio securities through a "master" portfolio. The corresponding Corporate Stock and Small Cap Master Portfolios (the "Master Portfolios") distributed all of their assets, net of their assumed liabilities, in-kind to their interestholders and wound up their affairs (the "Dissolution"). The Dissolution occurred at the close of business on December 12, 1997. The following amounts of income and expense were allocated from the Master Portfolios to their corresponding feeder Funds for the period from April 1, 1997 to December 12, 1997:

FUND                                                          DIVIDENDS   INTEREST     EXPENSES
-----------------------------------------------------------------------------------------------
Equity Index Fund                                           $ 5,967,766  $  98,297  $ 1,555,695
Small Cap Fund                                                   45,153    225,581      244,810

At a special shareholders meeting on July 16, 1996, the Shareholders of Pacifica Funds Trust ("Pacifica") approved a plan of reorganization providing for the transfer of the assets and liabilities of each Pacifica portfolio to a corresponding fund of the Company in exchange for shares of designated classes of the corresponding Stagecoach fund. As a result of this reorganization, effective September 6, 1996, the Stagecoach Balanced and Equity Value Funds were established to acquire all of the assets and assume all of the liabilities of the Pacifica Balanced and Equity Value Funds, respectively (collectively, the "Predecessor Funds"). Additionally, the Stagecoach Growth Fund (previously known as the "Growth and Income Fund") acquired all of the assets and assumed all of the liabilities of the Pacifica Growth Fund. These acquisitions were accomplished in separate tax-free exchanges for shares of the respective Fund. All performance and financial data for the Balanced and Equity Value Funds for periods prior to September 6, 1996 refers to the Predecessor Funds.

Each of the Funds offers Class A and Class B shares. Additionally, the Balanced, Equity Value, Growth and Small Cap Funds offer Institutional Class shares. The Equity Value, International Equity and Small Cap Funds also offer C shares. The Class C shares of the Equity Value and International Equity Funds commenced operations on April 1, 1998. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees, shareholder servicing fees and transfer agency fees. Shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund and earn income from the portfolio pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class.
Real-

---------------------
116

                                                   NOTES TO FINANCIAL STATEMENTS
ized gains are allocated to each class pro rata based on the net assets of each class on the date of distribution. No class has preferential dividend rights. Differences in per share dividend rates generally result from the relative weightings of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, shareholder servicing and transfer agency fees.

The following significant accounting policies are consistently followed by the Company in the preparation of its financial statements, and such policies are in conformity with generally accepted accounting principles ("GAAP") for investment companies.

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

SECURITY VALUATION

All securities are valued at the close of each business day. Securities for which the primary market is a national or foreign recognized securities or commodities exchange or the National Association of Securities Dealers Automated Quotation ("NASDAQ") National Market System are valued at the last reported sales price on the day of valuation. The market values of securities denominated in foreign currencies are translated into U.S. dollars using the closing rates of exchange in effect on the day of valuation. Debt securities are generally traded in the over-the-counter market and are valued at a price deemed best to reflect fair value as quoted by dealers who make markets in those securities or by an independent pricing source. U.S. Government obligations are valued at the last reported bid price. In the absence of any sale of such securities on the valuation date and in the case of other securities, excluding money market instruments maturing in 60 days or less, the valuations are based on latest quoted bid prices. Debt securities maturing in 60 days or less are valued at amortized cost. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity, which approximates market value. Securities for which quotations are not readily available are valued at fair value as determined by policies set by the Company's Board of Directors.

FOREIGN CURRENCY TRANSLATION

The accounting records of the International Equity Fund are maintained in U.S. dollars. Assets, including investment securities, and liabilities denominated in foreign currency are translated into U.S. dollars at the prevailing rates of exchange at the date of valuation. Purchase and sales of securities, income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. Reported net realized foreign exchange

                                                           ---------------------

NOTES TO FINANCIAL STATEMENTS
gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities, at fiscal period-end, resulting from changes in exchange rates.

The changes in net assets arising from changes in exchange rates and the changes in net assets resulting from changes in market prices of securities at fiscal period-end are not separately presented. Such changes are recorded with net realized and unrealized gain from investments. However, gains and losses from certain foreign currency transactions are treated as ordinary income for U.S. Federal income tax purposes.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

INTERNATIONAL EQUITY FUND -- Securities transactions are recorded on a trade date basis. Interest income is accrued daily. Dividend income and other distributions from portfolio securities are recorded on the ex-dividend date, except, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured. Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable countries' tax rules and rates. Realized gains or losses are reported on the basis of identified cost of securities delivered. Bond discounts are accreted and premiums are amortized under provisions of the Internal Revenue Code of 1986, as amended (the "Code").

FUNDS OTHER THAN INTERNATIONAL EQUITY FUND -- Securities transactions are recorded on a trade date basis. Dividend income is recognized on the ex-dividend date and interest income is accrued daily. Realized gains or losses are reported on the basis of identified cost of securities delivered. Bond discounts are accreted and premiums are amortized under provisions of the Internal Revenue Code of 1986, as amended (the "Code").

REPURCHASE AGREEMENTS

Transactions involving purchases of securities under agreements to resell such securities ("repurchase agreements") are treated as collateralized financing transactions and are recorded at their contracted resale amounts. These repurchase agreements, if any, are detailed in each Fund's Portfolio of Investments. The Funds may participate in pooled repurchase agreement transactions with other funds advised by Wells Fargo Bank, N.A. ("WFB"). The repurchase agreements must be fully collateralized based on values that are marked to market daily. The collateral may be held

---------------------
118

                                                   NOTES TO FINANCIAL STATEMENTS
by an agent bank under a tri-party agreement. It is the custodian's responsibility to value collateral daily and to take action to obtain additional collateral as necessary to maintain market value equal to or greater than the resale price. The repurchase agreements held by the Funds are collateralized by instruments such as U.S. Treasury or federal agency obligations.

FOREIGN CURRENCY FORWARD CONTRACTS

A foreign currency forward contract ("Forward") is an obligation to purchase or sell a specific currency for an agreed price at a future date. A Forward generally has no deposit requirement and is traded at a net price without commission. The International Equity Fund currently enters into a Forward for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of the security. The value of the Forward fluctuates with changes in currency exchange rates. The Forward is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When the Forward is closed, the Fund records a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time the contract was closed. Forwards do not eliminate fluctuations in the prices of the Fund's portfolio securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline. On March 31, 1998 the International Equity Fund held the following open foreign currency forward contracts:

                                                      FOREIGN
                                                     CURRENCY                    U.S. DOLLAR      U.S. DOLLAR
                                      SETTLEMENT        UNITS    U.S. DOLLAR        VALUE AT   NET UNREALIZED
CURRENCY                                    DATE    PURCHASED       PROCEEDS         3/31/98   (DEPRECIATION)
-------------------------------------------------------------------------------------------------------------
PURCHASE CONTRACTS
 British Pound                          04/01/98      195,225     $  329,286     $   327,238         $(2,048)

At March 31, 1998, the Fund had sufficient cash and/or securities to cover any commitments under these contracts.

FUTURES CONTRACTS

The Equity Index Fund has purchased futures contracts to gain exposure to market changes. This procedure may be more efficient or cost effective than actually buying the securities. A futures contract is an agreement between parties to buy or sell a security at a set price on a future date. Upon entering into such a contract, a Fund is required to pledge to the broker an amount of cash, U.S. Government obligations or other high-quality debt securities equal to the minimum "initial margin" requirements of the exchange on which the futures contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Fund as unrealized gains or

                                                           ---------------------

NOTES TO FINANCIAL STATEMENTS
losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Pursuant to regulations and/or published positions of the Securities and Exchange Commission, the Fund may be required to segregate cash or high quality money market instruments in connection with futures transactions in an amount generally equal to the entire value of the underlying contracts. Risks of entering into futures contracts include the possibility that there may be an illiquid market and that a change in the value of the contract may not correlate with changes in the value of the underlying securities. On March 31, 1998, the Equity Index Fund held the following futures contracts:

                                                                            NOTIONAL
                                                             EXPIRATION     CONTRACT       NET UNREALIZED
CONTRACTS                                              TYPE        DATE        VALUE         APPRECIATION
---------------------------------------------------------------------------------------------------------
20                                            S&P 500 Index   June 1998   $5,552,500             $125,450

The Equity Index Fund has pledged to brokers U.S. Treasury bills for initial margin requirements with a par value of $150,000.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends to shareholders from net investment income, if any, are declared and distributed quarterly, with the exception of the International Equity and Small Cap Funds. Dividends to shareholders from net investment income of the International Equity and Small Cap Funds, if any, are declared and distributed annually. Any distributions to shareholders from net realized capital gains are declared and distributed annually.

FEDERAL INCOME TAXES

Each Fund is treated as a separate entity for federal income tax purposes. It is the policy of each Fund of the Company to continue to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined in the Code, and to make distributions of substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required at March 31, 1998.

Due to the timing of dividend distributions and the differences in accounting for income and realized gains (losses) for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains (losses) were recorded by a Fund. The differences between the income or gains distributed on a book versus tax basis are shown as excess distributions of net investment income and net realized gain on sales of investments in the accompanying Statements of Changes in Net Assets. The amount of distributions from net investment income and net realized capital

---------------------
120

                                                   NOTES TO FINANCIAL STATEMENTS
gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassifications.

ORGANIZATION COSTS

Certain costs incurred in connection with the organization of the Funds and their initial registration with the Securities and Exchange Commission and with the various states are amortized on a straight-line basis over 60 months from the date each Fund commenced operations.

2. AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

The Company has entered into separate advisory contracts on behalf of the Funds with WFB. Pursuant to the contracts, WFB has agreed to provide the Funds with daily portfolio management. Under the contracts with the Funds, WFB is entitled to be paid a monthly advisory fee at the following annual rates:

                                                                          % OF AVERAGE DAILY NET
FUND                                                                                      ASSETS
------------------------------------------------------------------------------------------------
Balanced Fund                                                                               0.60
Diversified Equity Income Fund                                                              0.50
Equity Index Fund                                                                           0.25
Equity Value Fund                                                                           0.50
Growth Fund
  Daily net assets up to $250 million                                                       0.50
  Daily net assets between $250 million and $500 million                                    0.40
  Daily net assets in excess of $500 million                                                0.30
International Equity Fund                                                                   1.00
Small Cap Fund                                                                              0.60

Prior to December 15, 1997, the Equity Index and Small Cap Funds did not directly retain an investment adviser because each Fund invested all of its assets in a separate Master Portfolio which, in turn, retained WFB as investment adviser. Advisory fees were charged to the Small Cap Master Portfolio at the same rate as listed above. Advisory fees were charged to the Corporate Stock Master Portfolio at an annual rate of 0.50% of the first $250 million of its average daily net assets, 0.40% of the next $250 million, and 0.30% of its average daily net assets in excess of $500 million.

Barclays Global Fund Advisors ("BGFA"), a wholly-owned subsidiary of Barclays Global Investors, N.A. ("BGI") and indirect subsidiary of Barclays Bank PLC, acts as sub-adviser to the Equity Index Fund. BGFA is entitled to receive from WFB, as

                                                           ---------------------

NOTES TO FINANCIAL STATEMENTS
compensation for its sub-advisory services, a monthly fee at the annual rate of 0.02% of the Fund's average daily net assets up to $200 million and 0.01% of its average daily net assets in excess of $200 million. Prior to November 1, 1997, BGFA was entitled to receive a monthly fee at the annual rate of 0.08% of the Corporate Stock Master Portfolio's average daily net assets plus an annual payment of $40,000.

The Company has entered into contracts on behalf of each Fund (other than the Equity Index Fund, for which BGI serves as custodian and the International Equity Fund, for which Investor's Bank and Trust Company, "IBT", serves as custodian) with WFB, whereby WFB is responsible for providing custody and portfolio accounting services for the Funds. Pursuant to the contracts, WFB is entitled to certain transaction charges plus a monthly fee for custody services at the annual rate of 0.0167% of the average daily net assets of each Fund. For portfolio accounting services, WFB is entitled to a monthly base fee from each Fund of $2,000 plus an annual fee of 0.07% of the first $50 million of each Fund's average daily net assets, 0.045% of the next $50 million, and 0.02% of each Fund's average daily net assets in excess of $100 million. WFB has engaged IBT to perform certain sub-accounting services for the International Equity Fund. For providing such services, IBT is entitled to fees and reimbursement of expenses from WFB, which are payable out of the fees received by WFB for portfolio accounting services. Prior to December 15, 1997, WFB was entitled to compensation for its custodial and portfolio accounting services to the Small Cap Master Portfolio at the same rates as listed above. Additionally, prior to December 15, 1997, the Equity Index Fund did not pay portfolio accounting fees.

BGI, a wholly-owned subsidiary of Barclays Global Investors Holdings Inc., acts as custodian to the Equity Index Fund. BGI is not entitled to receive compensation for its custodial services to the Fund so long as BGFA is entitled to receive compensation for providing investment sub-advisory services to it. Prior to December 15, 1997, BGI acted as custodian to the Corporate Stock Master Portfolio in which the Fund invested. BGI was not entitled to receive compensation for its custodial services for the same reason as listed above.

IBT has been retained to act as custodian for the International Equity Fund. For domestic and global custody services, IBT is entitled to a fee based upon security holdings and transaction charges.

The Company has entered into a contract on behalf of the Funds with WFB, whereby WFB provides transfer agency services for the Funds. Under the transfer agency contract, WFB is entitled to receive transfer agency fees at an annual rate of 0.14% of the average daily net assets of the Diversified Equity Income, Equity Index and International Equity Funds, 0.14% of the Class A and Class B shares of the Balanced, Equity Value,

---------------------
122

                                                   NOTES TO FINANCIAL STATEMENTS
Growth and Small Cap Funds, 0.14% of the Class C shares of the Small Cap Fund and 0.06% of the average daily net assets of the Institutional Class shares of the Balanced, Equity Value, Growth and Small Cap Funds.

The transfer agency fees paid on behalf of the Funds for the year ended March 31, 1998 were as follows:

                                                                                       INSTITUTIONAL
FUND                                                   CLASS A    CLASS B    CLASS C*       CLASS
-------------------------------------------------------------------------------------------------
Balanced Fund                                        $  47,890  $   5,665         N/A   $  32,921
Equity Value Fund                                       49,218     40,297         N/A     127,512
Growth Fund                                            458,239     54,415         N/A      12,507
Small Cap Fund                                          12,115     10,394   $     911      29,571

* REPRESENTS THE PERIOD FROM DECEMBER 15, 1997 TO MARCH 31, 1998.

The transfer agency fees paid on behalf of the Diversified Equity Income, Equity Index and International Equity Funds are disclosed in the Statement of Operations.

The Company has entered into contracts on behalf of the Funds with WFB, whereby WFB has agreed to provide shareholder services for the Funds. Pursuant to the contracts, WFB is entitled to receive shareholder servicing fees at an annual rate of 0.30% of the average daily net assets of the Diversified Equity Income Fund and the Class A and Class B shares of the Growth Fund, 0.25% of the average daily net assets of the Equity Index and International Equity Funds and each of the classes of the Balanced, Equity Value and Small Cap Funds, and 0.25% of the average daily net assets of the Institutional Class shares of the Growth Fund. The shareholder servicing fees paid on behalf of the Funds for the year ended March 31, 1998 were as follows:

                                                                                      INSTITUTIONAL
FUND                                                  CLASS A    CLASS B    CLASS C*       CLASS
------------------------------------------------------------------------------------------------
Balanced Fund                                       $  85,517  $  10,072         N/A   $ 137,171
Equity Value Fund                                      87,889     71,959         N/A     531,300
Growth Fund                                           981,942    116,604         N/A      52,112
Small Cap Fund                                         21,635     18,547   $   1,627     123,268

* REPRESENT THE PERIOD FROM DECEMBER 15, 1997 TO MARCH 31, 1998.

The shareholder servicing fees paid on behalf of the Diversified Equity Income, Equity Index and International Equity Funds are disclosed in the Statement of Operations.

The Company has entered into administration agreements on behalf of the Funds whereby WFB as administrator and Stephens Inc. ("Stephens") as co-administrator provide each Fund with administration services. For these ser-

                                                           ---------------------

NOTES TO FINANCIAL STATEMENTS
vices, WFB and Stephens are entitled to receive monthly fees at the annual rates of 0.03% and 0.04%, respectively, of each Fund's average daily net assets, with the exception of the International Equity Fund from which WFB and Stephens receive 0.06% and 0.04%, respectively. WFB has engaged IBT to perform certain sub-administration services for the International Equity Fund. For providing such services, IBT is entitled to an annual base fee of approximately $42,500 plus a net asset fee at the annual rate of 0.05% of the first $75 million of average daily net assets, 0.025% of the next $50 million, and 0.01% of the average daily net assets in excess of $125 million.

Prior to February 1, 1998, WFB and Stephens were entitled to receive from the Funds, with the exception of the International Equity Fund, monthly fees at the annual rates of 0.04% and 0.02%, respectively, of each Fund's average daily net assets.

The Company has adopted separate Distribution Plans for Class A and Class B shares of the Funds and the Class C shares of the Small Cap Fund pursuant to Rule 12b-1 under the 1940 Act (each, a "Plan"). The Plans for the Class A shares of the Diversified Equity Income and Growth Funds provide that each such Fund may defray all or part of the cost of preparing, printing and distributing prospectuses and other promotional materials by paying for costs incurred on an annual basis of up to 0.05% of the average daily net assets attributable to such shares. The Plans for the Class A shares of the remaining Funds, with the exception of the Equity Index Fund, provide that the Funds may pay to Stephens, as compensation for distribution-related services or as reimbursement for distribution-related expenses, a monthly fee at an annual rate of up to 0.10% of the average daily net assets attributable to their Class A shares.

Under the Plan for Class B shares of the Funds, each Fund may pay to Stephens, as compensation for distribution-related services or as reimbursement for distribution-related expenses, a monthly fee at an annual rate of up to 0.70% of the average daily net assets attributable to the Class B shares of the Diversified Equity Income and Growth Funds, and up to 0.75% of the average daily net assets attributable to the Class B shares of the Balanced, Equity Index, Equity Value, International Equity and Small Cap Funds.

Under the Plan for the Class C shares of the Small Cap Fund, the Fund may pay to Stephens, as compensation for distribution-related services or as reimbursement for distribution-related expenses, a monthly fee at an annual rate of up to 0.75% of the average daily net assets attributable to its Class C shares.

Each Fund may participate in joint distribution activities with other Funds, in which event, expenses reimbursed out of the assets of one of the Funds may be attributable, in part, to the distribution-related activities of another Fund. Generally, the expenses of joint distribution activities are allocated among the Funds in proportion to their relative net asset sizes.

---------------------
124

                                                   NOTES TO FINANCIAL STATEMENTS

The distribution fees paid on behalf of the Funds for the year ended March 31, 1998 were as follows:

                                                                         CLASS
FUND                                         CLASS A       CLASS B          C*
------------------------------------------------------------------------------
Balanced Fund                               $ 34,207    $   30,347         N/A
Diversified Equity Income Fund                93,368       370,427         N/A
Equity Index Fund                            170,172         1,392**       N/A
Equity Value Fund                             35,155       215,875         N/A
Growth Fund                                  163,657       272,076         N/A
International Equity Fund***                  11,206       105,749         N/A
Small Cap Fund                                 8,654        55,686      $4,882

 * REPRESENT THE PERIOD FROM DECEMBER 15, 1997 TO MARCH 31, 1998.

 ** REPRESENTS THE PERIOD FROM FEBRUARY 17 TO MARCH 31, 1998.

*** REPRESENTS THE PERIOD FROM SEPTEMBER 24, 1997 TO MARCH 31, 1998.

The registration fees paid on behalf of the Funds for the year ended March 31, 1998 were as follows:

                                                                                                              INSTITUTIONAL
FUND                                                 CLASS A              CLASS B             CLASS C*                CLASS
---------------------------------------------------------------------------------------------------------------------------
Balanced Fund                                $         8,152      $         7,370                  N/A              $12,926
Diversified Equity Income Fund                        26,876                8,557                  N/A                  N/A
Equity Index Fund                                     43,700                  350**                N/A                  N/A
Equity Value Fund                                     11,575                9,595                  N/A               15,231
Growth Fund                                           33,534                7,453                  N/A               12,841
Small Cap Fund                                         9,628                9,623      $         4,398               13,083

 * REPRESENTS THE PERIOD FROM DECEMBER 15, 1997 TO MARCH 31, 1998.

** REPRESENTS THE PERIOD FROM FEBRUARY 17 TO MARCH 31, 1998.

The registration fees paid on behalf of the International Equity Fund are disclosed in the Statement of Operations.

WAIVED FEES AND REIMBURSED EXPENSES

With the exception of the Small Cap Fund, the amounts shown as waived fees and reimbursed expenses on the Statement of Operations for the year ended March 31, 1998, were waived by WFB. Stephens reimbursed $17,129 and WFB waived $290,759 of the expenses for the Small Cap Fund. Waived fees and reimbursed expenses continue at the discretion of WFB and Stephens. WFB and Stephens agreed to waive or reimburse all or a portion of their respective fees charged to, or expenses paid by, certain Funds to ensure that the total Fund operating expenses did not exceed, on an annual basis, 1.13% of the average daily net assets of the Institutional Class shares of the Growth Fund, and 1.05%, 1.70%, and 0.95% of the average daily net assets of the Class A, Class B,

                                                           ---------------------

NOTES TO FINANCIAL STATEMENTS
and Institutional Class shares, respectively, of the Balanced and Equity Value Funds, through August 31, 1997.

Certain officers and one director of the Company are also officers of Stephens. As of March 31, 1998, Stephens owned 8 shares of the Balanced, 13,112 shares of the Diversified Equity Income, 2 shares of the Equity Index, 11 shares of the Equity Value, 133 shares of the Growth, 7 shares of the International Equity, and 7 shares of the Small Cap Funds.

Stephens has retained $5,404,593 as sales charges from the proceeds of Class A shares sold, $1,120,619 from the proceeds of Class B shares redeemed and $12,732 from the proceeds of Class C shares redeemed by the Company for the year ended March 31, 1998. Wells Fargo Securities Inc., a subsidiary of WFB, received $4,508,566 as sales charges from the proceeds of Class A shares sold, $840,060 from the proceeds of Class B shares redeemed and $0 from the proceeds of Class C shares redeemed by the Company for the year ended March 31, 1998.

3. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, exclusive of short-term securities (securities with maturities of one year or less at purchase date), for each Fund for the year ended March 31, 1998, were as follows:

                                                    AGGREGATE PURCHASES AND SALES
                                          ---------------------------------------
                                                   PURCHASES                SALES
FUND                                                 AT COST             PROCEEDS
---------------------------------------------------------------------------------
Balanced Fund                                 $   59,989,806       $   71,031,318
Diversified Equity Income Fund                   170,717,885          135,998,607
Equity Index Fund****                             21,944,928           33,317,383
Equity Value Fund                                171,191,430          130,196,045
Growth Fund                                      502,732,111          508,685,640
International Equity Fund***                      56,467,495            4,939,125
Small Cap Fund****                               182,144,573          225,761,878

 *** REPRESENTS THE PERIOD FROM SEPTEMBER 24, 1997 TO MARCH 31, 1998.

**** INCLUDES ACTIVITY OF THE MASTER PORTFOLIO FOR THE PERIOD FROM APRIL 1, 1997
     TO DECEMBER 12, 1997.

4. CAPITAL SHARE TRANSACTIONS

As of March 31, 1998, there were over 108 billion shares of $0.001 par value capital stock authorized by the Company. As of March 31, 1998, each Fund was authorized to issue 100 million shares of $0.001 par value capital stock for each class of shares.

---------------------
126

                                                   NOTES TO FINANCIAL STATEMENTS

Capital share transactions for the Funds were as follows:

                                                                                         BALANCED FUND
                                          ------------------------------------------------------------
                                                     FOR THE          FOR THE SIX              FOR THE
                                                  YEAR ENDED         MONTHS ENDED           YEAR ENDED
                                              MARCH 31, 1998       MARCH 31, 1997       SEPT. 30, 1996
------------------------------------------------------------------------------------------------------
SHARES ISSUED AND REDEEMED:
  Shares sold -- Class A                             420,213               94,369            1,412,249
  Shares issued in reinvestment of
    dividends -- Class A                             358,753               67,767              371,899
  Shares redeemed -- Class A                        (780,989)            (376,563)          (6,456,262)
NET INCREASE (DECREASE) IN SHARES
 OUTSTANDING -- CLASS A                               (2,023)            (214,427)          (4,672,114)
  Shares sold -- Class B                             709,400               27,480                  151
  Shares issued in reinvestment of
    dividends -- Class B                              55,037                   42                    0
  Shares redeemed -- Class B                         (30,145)               )(149                    0
NET INCREASE (DECREASE) IN SHARES
 OUTSTANDING -- CLASS B                              734,292               27,373                  151
  Shares sold -- Institutional Class                 515,727              255,508           10,145,092
  Shares issued in reinvestment of
    dividends -- Institutional Class                 584,536              137,837              925,429
  Shares redeemed -- Institutional Class          (1,857,018)          (2,085,655)          (4,755,966)
NET INCREASE (DECREASE) IN SHARES
 OUTSTANDING -- INSTITUTIONAL CLASS                 (756,755)          (1,692,310)           6,314,555

                                                                        DIVERSIFIED EQUITY INCOME FUND
                                          ------------------------------------------------------------
                                                     FOR THE          FOR THE SIX         FOR THE NINE
                                                  YEAR ENDED         MONTHS ENDED         MONTHS ENDED
                                              MARCH 31, 1998       MARCH 31, 1997       SEPT. 30, 1996
------------------------------------------------------------------------------------------------------
SHARES ISSUED AND REDEEMED:
  Shares sold -- Class A                           3,839,513            2,361,971       4,715,975
  Shares issued in reinvestment of
    dividends -- Class A                             593,094              632,053         115,316
  Shares redeemed -- Class A                      (3,291,833)          (1,492,299)     (1,685,966)
NET INCREASE (DECREASE) IN SHARES
 OUTSTANDING -- CLASS A                            1,140,774            1,501,725       3,145,325
  Shares sold -- Class B                           1,936,277            1,234,345         901,549
  Shares issued in reinvestment of
    dividends -- Class B                             172,544              100,491           6,895
  Shares redeemed -- Class B                        (471,375)            (171,202)       (100,188)
NET INCREASE (DECREASE) IN SHARES
 OUTSTANDING -- CLASS B                            1,637,446            1,163,634         808,256

                                                           ---------------------

NOTES TO FINANCIAL STATEMENTS

                                                                                     EQUITY INDEX FUND
                                          ------------------------------------------------------------
                                                                      FOR THE SIX         FOR THE NINE
                                          FOR THE YEAR ENDED         MONTHS ENDED         MONTHS ENDED
                                          MARCH 31, 1998 (1)   MARCH 31, 1997 (2)   SEPT. 30, 1996 (2)
------------------------------------------------------------------------------------------------------
SHARES ISSUED AND REDEEMED:
  Shares sold -- Class A                           1,208,808              595,967            1,149,288
  Shares issued in reinvestment of
    dividends -- Class A                             271,192              256,416               76,212
  Shares redeemed -- Class A                      (1,447,968)            (663,522)          (1,107,285)
NET INCREASE (DECREASE) IN SHARES
 OUTSTANDING -- CLASS A                               32,032              188,861              118,215
  Shares sold -- Class B                              54,217                  N/A                  N/A
  Shares issued in reinvestment of
    dividends -- Class B                                   0                  N/A                  N/A
  Shares redeemed -- Class B                           ) (92                  N/A                  N/A
NET INCREASE (DECREASE) IN SHARES
 OUTSTANDING -- CLASS B                               54,125                  N/A                  N/A

(1) THE CLASS B SHARES COMMENCED OPERATIONS ON FEBRUARY 17, 1998.

(2) ACTIVITY FOR THIS PERIOD IS REFLECTED AS CLASS A FOR PURPOSES OF THIS TABLE ONLY.

                                                                                 EQUITY VALUE FUND
                                          --------------------------------------------------------
                                            FOR THE YEAR          FOR THE SIX              FOR THE
                                                   ENDED         MONTHS ENDED           YEAR ENDED
                                          MARCH 31, 1998       MARCH 31, 1997       SEPT. 30, 1996
--------------------------------------------------------------------------------------------------
SHARES ISSUED AND REDEEMED:
  Shares sold -- Class A                       1,745,819              239,630       2,375,877
  Shares issued in reinvestment of
    dividends -- Class A                         268,337               16,068         248,462
  Shares redeemed -- Class A                    (569,633)            (272,081)    (14,009,327)
NET INCREASE (DECREASE) IN SHARES
 OUTSTANDING -- CLASS A                        1,444,523              (16,383)    (11,384,988)
  Shares sold -- Class B                       4,530,419              215,907               3
  Shares issued in reinvestment of
    dividends -- Class B                         315,926                   85               0
  Shares redeemed -- Class B                    (188,855)               )(871               0
NET INCREASE (DECREASE) IN SHARES
 OUTSTANDING -- CLASS B                        4,657,490              215,121               3
  Shares sold -- Institutional Class           1,371,556              919,441      18,333,654
  Shares issued in reinvestment of
    dividends -- Institutional Class           1,303,132              136,028       2,574,515
  Shares redeemed -- Institutional Class      (3,471,865)          (3,998,514)     (4,577,809)
NET INCREASE (DECREASE) IN SHARES
 OUTSTANDING -- INSTITUTIONAL CLASS             (797,177)          (2,943,045)     16,330,360

---------------------
128

                                                   NOTES TO FINANCIAL STATEMENTS

                                                                                           GROWTH FUND
                                          ------------------------------------------------------------
                                                                      FOR THE SIX         FOR THE NINE
                                          FOR THE YEAR ENDED         MONTHS ENDED         MONTHS ENDED
                                              MARCH 31, 1998       MARCH 31, 1997   SEPT. 30, 1996 (3)
------------------------------------------------------------------------------------------------------
SHARES ISSUED AND REDEEMED:
  Shares sold -- Class A                           4,014,428            2,263,021            5,108,374
  Shares issued in reinvestment of
    dividends -- Class A                           2,345,049               83,226            1,005,634
  Shares redeemed -- Class A                      (4,584,881)          (1,793,908)          (2,246,108)
NET INCREASE (DECREASE) IN SHARES
 OUTSTANDING -- CLASS A                            1,774,596              552,339            3,867,900
  Shares sold -- Class B                           1,647,233              788,072              653,910
  Shares issued in reinvestment of
    dividends -- Class B                             428,282                3,523               69,929
  Shares redeemed -- Class B                        (392,158)            (112,577)             (97,407)
NET INCREASE (DECREASE) IN SHARES
 OUTSTANDING -- CLASS B                            1,683,357              679,018              626,432
  Shares sold -- Institutional Class                 166,286              180,805              897,195
  Shares issued in reinvestment of
    dividends -- Institutional Class                  80,772                3,005                    0
  Shares redeemed -- Institutional Class            (420,946)            (189,127)             (16,307)
NET INCREASE (DECREASE) IN SHARES
 OUTSTANDING -- INSTITUTIONAL CLASS                 (173,888)              (5,317)             880,888

(3) "SHARE SOLD" INCLUDES 36,809 FOR CLASS A AND 865,446 FOR THE INSTITUTIONAL CLASS, AS A RESULT OF THE MERGER OF THE PACIFICA GROWTH FUND.

                                           INTERNATIONAL
                                             EQUITY FUND
                                          --------------
                                          FROM SEPTEMBER
                                                24, 1997
                                           (COMMENCEMENT
                                          OF OPERATIONS)
                                            TO MARCH 31,
                                                    1998
--------------------------------------------------------
SHARES ISSUED AND REDEEMED:
  Shares sold -- Class A                      $2,572,693
  Shares issued in reinvestment of
    dividends -- Class A                             257
  Shares redeemed -- Class A                    (149,719)
NET INCREASE (DECREASE) IN SHARES
 OUTSTANDING -- CLASS A                        2,423,231
  Shares sold -- Class B                       3,186,964
  Shares issued in reinvestment of
    dividends -- Class B                               0
  Shares redeemed -- Class B                    (189,888)
NET INCREASE (DECREASE) IN SHARES
 OUTSTANDING -- CLASS B                        2,997,076

                                                           ---------------------

NOTES TO FINANCIAL STATEMENTS

                                                                                    SMALL CAP FUND
                                          --------------------------------------------------------
                                                                                    FROM SEPT. 16,
                                                 FOR THE                                      1996
                                              YEAR ENDED          FOR THE SIX     (COMMENCEMENT OF
                                               MARCH 31,         MONTHS ENDED       OPERATIONS) TO
                                                1998 (4)       MARCH 31, 1997       SEPT. 30, 1996
--------------------------------------------------------------------------------------------------
SHARES ISSUED AND REDEEMED:
  Shares sold -- Class A                         634,259              185,292                4,273
  Shares issued in reinvestment of
    dividends -- Class A                          34,764                    0                    0
  Shares redeemed -- Class A                    (223,310)             (25,880)                   0
NET INCREASE (DECREASE) IN SHARES
 OUTSTANDING -- CLASS A                          445,713              159,412                4,273
  Shares sold -- Class B                         538,236              108,204                    1
  Shares issued in reinvestment of
    dividends -- Class B                          33,568                    0                    0
  Shares redeemed -- Class B                     (68,877)              (7,585)                   0
NET INCREASE (DECREASE) IN SHARES
 OUTSTANDING -- CLASS B                          502,927              100,619                    1
  Shares sold -- Class C(5)                      103,665                  N/A                  N/A
  Shares issued in reinvestment of
    dividends -- Class C(5)                          393                  N/A                  N/A
  Shares redeemed -- Class C(5)                   (5,746)                 N/A                  N/A
NET INCREASE (DECREASE) IN SHARES
 OUTSTANDING -- CLASS C(5)                        98,312                  N/A                  N/A
  Shares sold -- Institutional Class           2,243,301              579,679            1,096,256
  Shares issued in reinvestment of
    dividends -- Institutional Class             183,755                    0                    0
  Shares redeemed -- Institutional Class        (902,272)            (137,779)              (2,487)
NET INCREASE (DECREASE) IN SHARES
 OUTSTANDING -- INSTITUTIONAL CLASS            1,524,784              441,900            1,093,769

(4) "SHARES SOLD" INCLUDES AMOUNTS RELATED TO THE CONSOLIDATION OF THE STAGECOACH SMALL CAP AND OVERLAND SMALL CAP STRATEGY FUNDS.

(5) THIS CLASS OF SHARES COMMENCED OPERATIONS ON DECEMBER 15, 1997.

---------------------
130

                                                   NOTES TO FINANCIAL STATEMENTS

5. REORGANIZATION OF SMALL CAP FUND

The Small Cap Master Portfolio was the successor to certain assets of the Small Capitalization Growth Fund for Employee Retirement Plans, a collective investment fund (the "Collective Investment Fund"). The Collective Investment Fund was a private, non-registered investment fund previously managed by WFB. Immediately prior to the commencement of the Small Cap Fund's operations, the assets of the Collective Investment Fund were purchased by the Small Cap Master Portfolio and the Collective Investment Fund redeemed all of its outstanding interests and ceased operating as a trust. The Small Cap Fund continues to manage its investments in a manner identical in all material respects to the operation of the Collective Investment Fund.

6. SUBSEQUENT EVENTS

The Funds, with the exception of the Equity Index Fund, have changed their fiscal year-ends to September 30. The Equity Index Fund has changed its fiscal year-end to February 28.

                                                           ---------------------

INDEPENDENT AUDITORS' REPORT

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS
STAGECOACH FUNDS, INC.:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Balanced Fund, Diversified Equity Income Fund, Equity Index Fund, Equity Value Fund, Growth Fund, International Equity Fund and Small Cap Fund (seven of the funds comprising Stagecoach Funds, Inc.) as of March 31, 1998, and the related statement of operations for the year then ended of the Balanced Fund, Diversified Equity Income Fund, Equity Index Fund, Equity Value Fund, Growth Fund and Small Cap Fund, and the International Equity Fund for the period from September 24, 1997 (commencement of operations) to March 31, 1998, the statements of changes in net assets of the Balanced Fund and Equity Value Fund for the year ended March 31, 1998, the six months ended March 31, 1997, and the year ended September 30, 1996, the Diversified Equity Income Fund, Equity Index Fund and Growth Fund for the year ended March 31, 1998, the six months ended March 31, 1997, and the nine months ended September 30, 1996, the Small Cap Fund for the year ended March 31, 1998, the six months ended March 31, 1997, and the period from September 16, 1996 (commencement of operations) to September 30, 1996, and the International Equity Fund for the period from September 24, 1997 (commencement of operations) to March 31, 1998, and financial highlights for the periods indicated herein. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. For the Balanced Fund and Equity Value Fund, all years or periods indicated in the accompanying financial highlights ending prior to October 1, 1995, were audited by other auditors whose reports dated November 15, 1995, and November 22, 1994, expressed unqualified opinions on this information.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1998, by correspondence with the custodian and other appropriate audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the aforementioned funds of Stagecoach Funds, Inc. as of March 31, 1998, the results of their operations, the changes in their net assets and their financial highlights for the periods indicated herein, except as noted above, in conformity with generally accepted accounting principles.

                   [SIG]
[KPMG Peat Marwick LLP]

SAN FRANCISCO, CALIFORNIA
MAY 1, 1998

---------------------
132

                                                           LIST OF ABBREVIATIONS

The following is a list of common abbreviations for terms and entities which may have appeared in this report.

ABAG              --   Association of Bay Area Governments
ADR               --   American Depository Receipts
AMBAC             --   American Municipal Bond Assurance Corporation
AMT               --   Alternative Minimum Tax
ARM               --   Adjustable Rate Mortgages
BART              --   Bay Area Rapid Transit
CDA               --   Community Development Authority
CDSC              --   Contingent Deferred Sales Charge
CGIC              --   Capital Guaranty Insurance Company
CGY               --   Capital Guaranty Corporation
CMT               --   Constant Maturity Treasury
COFI              --   Cost of Funds Index
CONNIE LEE        --   Connie Lee Insurance Company
COP               --   Certificate of Participation
CP                --   Commercial Paper
DW&P              --   Department of Water & Power
DWR               --   Department of Water Resources
EDFA              --   Education Finance Authority
FGIC              --   Financial Guaranty Insurance Corporation
FHA               --   Federal Housing Authority
FHLMC             --   Federal Home Loan Mortgage Corporation
FNMA              --   Federal National Mortgage Association
FSA               --   Financial Security Assurance, Inc
GNMA              --   Government National Mortgage Association
GO                --   General Obligation
HFA               --   Housing Finance Authority
HFFA              --   Health Facilities Financing Authority
IDA               --   Industrial Development Authority
LIBOR             --   London Interbank Offered Rate
LOC               --   Letter of Credit
MBIA              --   Municipal Bond Insurance Association
MFHR              --   Multi-Family Housing Revenue
MUD               --   Municipal Utility District
PCFA              --   Pollution Control Finance Authority
PCR               --   Pollution Control Revenue
PFA               --   Public Finance Authority
PSFG              --   Public School Fund Guaranty
RAW               --   Revenue Anticipation Warrants
RDA               --   Redevelopment Authority
RDFA              --   Redevelopment Finance Authority
R&D               --   Research & Development
SFMR              --   Single Family Mortgage Revenue
TBA               --   To Be Announced
TRAN              --   Tax Revenue Anticipation Notes
USD               --   Unified School District
V/R               --   Variable Rate

                                                           ---------------------

STAGECOACH FUNDS

-----------------------------------------
SHAREHOLDERS' MEETING AND PROXY VOTING RESULTS
The following proposal was passed by the required majority of shareholders of the indicated Predecessor Fund at Special Shareholders' meetings held on November 20, (as adjourned to) November 26, and December 5, 1997, for the purpose of voting on the proposal.

To approve a proposed Agreement and Plan of Consolidation providing for the transfer of the assets and stated liabilities of specific Overland portfolios to corresponding investment portfolios of Stagecoach Funds, Inc., in exchange for shares of equal value of designated classes of the Stagecoach Funds.

 SMALL CAP STRATEGY

FOR            AGAINST      ABSTAIN
-----------------------------------
254,849        17,079       13,313

---------------------
134

Wells Fargo provides investment advisory services, shareholder services, and certain other services for the Stagecoach Funds. The Funds are sponsored and distributed by STEPHENS INC., Member NYSE/SIPC. Wells Fargo is not affiliated with Stephens Inc.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Stagecoach Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. For a prospectus containing more complete information, including charges and expenses, call 1-800-222-8222. Read the prospectus carefully before you invest or send money.

SC EQ R (5/98)

STAGECOACH
FUNDS-REGISTERED TRADEMARK-
P.O. Box 7066
San Francisco, CA 94120-7066
DATED MATERIAL
PLEASE EXPEDITE

                     [LOGO]
                                               -C- 1998 Stagecoach Funds